UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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EMC Corporation
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March 24, 2011

Dear Shareholder:

        We cordially invite you to attend our 2011 Annual Meeting of Shareholders, which will be held on Wednesday, May 4, 2011, at 10:00 a.m., E.D.T., at EMC's facility at 176 South Street, Hopkinton, Massachusetts. A map with directions to the meeting is on the last page of the attached Proxy Statement.

        At the meeting you are being asked to:

  1.
  Elect the eleven members listed in the attached Proxy Statement to the Board of Directors,

  2.
  Ratify the selection by the Audit Committee of EMC's independent auditors, as described in the attached Proxy Statement,

  3.
  Approve the EMC Corporation Amended and Restated 2003 Stock Plan, as described in the attached Proxy Statement,

  4.
  Approve an amendment to EMC's Bylaws to reduce the percentage of shares required for shareholders to call a special meeting of shareholders, as described in the attached Proxy Statement,

  5.
  Provide an advisory vote on executive compensation, as described in the attached Proxy Statement, and

  6.
  Provide an advisory vote on the frequency of future advisory votes on executive compensation, as described in the attached Proxy Statement.

        Your Board of Directors recommends that you vote FOR each of proposals 1 through 5, and for a "ONE YEAR" frequency on proposal 6. You should carefully read the attached Proxy Statement which contains detailed information about each of these proposals.

        If you plan to join us at the meeting, please go to [    •    ] to complete the registration form. The deadline for registration is April 27, 2011. All shareholders who attend the meeting will be required to present valid government-issued picture identification, such as a driver's license or passport. Check-in will begin at 9:00 a.m., E.D.T.

        Following completion of the scheduled business, we will report on EMC's operations and answer questions. We hope that you will be able to join us on May 4th.

                      Very truly yours,

                      JOSEPH M. TUCCI
                       Chairman, President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

        Whether or not you plan to attend the meeting, please vote as soon as possible. Under New York Stock Exchange rules, your broker will NOT be able to vote your shares on proposals 1, 3, 5 or 6 unless they receive specific instructions from you. We strongly encourage you to vote.
         We encourage you to vote by Internet. It is convenient for you and saves us significant postage and processing costs. For specific instructions on how to vote your shares, please refer to the section entitled "Questions and Answers about the Annual Meeting and Voting" beginning on page 82 of the attached Proxy Statement.

EMC CORPORATION

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

May 4, 2011

To the Shareholders:

        The Annual Meeting of Shareholders of EMC Corporation, a Massachusetts corporation, will be held at EMC's facility at 176 South Street, Hopkinton, Massachusetts, on Wednesday, May 4, 2011, at 10:00 a.m., E.D.T., for the following purposes:

  1.
  To elect the eleven members listed in the attached Proxy Statement to the Board of Directors.

  2.
  To ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP as EMC's independent auditors for the fiscal year ending December 31, 2011, as described in the attached Proxy Statement.

  3.
  To approve the EMC Corporation Amended and Restated 2003 Stock Plan, as described in the attached Proxy Statement.

  4.
  To approve an amendment to EMC's Bylaws to reduce the percentage of shares required for shareholders to call a special meeting of shareholders, as described in the attached Proxy Statement.

  5.
  To provide an advisory vote on executive compensation, as described in the attached Proxy Statement.

  6.
  To provide an advisory vote on the frequency of future advisory votes on executive compensation, as described in the attached Proxy Statement.

  7.
  To transact any and all other business that may properly come before the meeting or any adjournments or postponements of the meeting.

        All shareholders of record at the close of business on March 7, 2011 are entitled to notice of and to vote at the meeting and any adjournments or postponements of the meeting. We are making these proxy materials available to you on or about March 24, 2011 on the Internet or by delivering printed versions of these materials to you by mail.

        Your vote is important. Whether or not you plan to attend the meeting, please vote as soon as possible. We encourage you to vote by Internet. It is convenient for you and saves us significant postage and processing costs. If you previously elected to access the 2011 Proxy Statement and Annual Report on Form 10-K for 2010 electronically, you must vote your proxy over the Internet. Otherwise, you may vote your shares via a toll-free telephone number or over the Internet. Additionally, if you received a proxy card or voting instruction form by mail, you may submit your proxy card or voting instruction form for the 2011 Annual Meeting by completing, signing, dating and returning your proxy card or voting instruction form in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled "Questions and Answers about the Annual Meeting and Voting" beginning on page 82 of the attached Proxy Statement.

        EMC's Annual Report on Form 10-K for 2010 accompanies this Notice.

                      By order of the Board of Directors

                      PAUL T. DACIER

                      Executive Vice President,
                      General Counsel and Assistant Secretary

March 24, 2011

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 4, 2011: The Annual Report on Form 10-K for 2010 and 2011 Proxy Statement are available at www.proxyvote.com.

Proxy Statement for the
Annual Meeting of Shareholders of
EMC CORPORATION
To Be Held on Wednesday, May 4, 2011

Page
Proposal 1 Election of Directors	1
Proposal 2 Ratification of Selection of Independent Auditors	7
Proposal 3 Approval of EMC Corporation Amended and Restated 2003 Stock Plan	8
Proposal 4 Approval of an Amendment to EMC's Bylaws to Reduce the Percentage of Shares Required for Shareholders to Call a Special Meeting of Shareholders	15
Proposal 5 Advisory Vote on Executive Compensation	16
Proposal 6 Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	19
Corporate Governance	20
Board Independence and Committees	26
Security Ownership of Certain Beneficial Owners and Management	30
Equity Compensation Plan Information	32
Leadership and Compensation Committee Report	33
Compensation Discussion and Analysis	34
Executive Summary	34
Named Executive Officers	37
Objectives of EMC's Executive Compensation Program	37
Overview of EMC's Executive Compensation Program	37
Elements of EMC's Executive Compensation Program	39
Compensation of Executive Officers	56
Summary Compensation Table	56
Grants of Plan-Based Awards	58
Outstanding Equity Awards at Fiscal Year-End	60
Option Exercises and Stock Vested	62
Pension Benefits	62
Nonqualified Deferred Compensation	62
Potential Payments upon Termination or Change in Control	63
Director Compensation	74
Review and Approval of Transactions with Related Persons	77
Certain Transactions	77
Audit Committee Report	79
Shareholder Proposals for EMC's 2012 Proxy Statement	80
Business and Nominations for the 2012 Annual Meeting	80
Section 16(a) Beneficial Ownership Reporting Compliance	80
Householding	81
Questions and Answers about the Annual Meeting and Voting	82

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This Proxy Statement contains forward-looking statements, within the meaning of the Federal securities laws, about our business and prospects. The forward-looking statements do not include the potential impact of any mergers, acquisitions, divestitures, securities offerings or business combinations that may be announced or closed after the date hereof. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes," "plans," "intends," "expects," "goals" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Our future results may differ materially from our past results and from those projected in the forward-looking statements due to various uncertainties and risks, including, but not limited to, those described in Item 1A of Part I (Risk Factors) of our Annual Report on Form 10-K. The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any obligation to update any forward-looking statements contained herein after the date of this Proxy Statement.

PROPOSAL 1

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
EACH OF THE NOMINEES LISTED BELOW

        Under EMC's Bylaws, the Board of Directors may determine the total number of directors to be elected at any annual meeting of shareholders or special meeting in lieu of an annual meeting. The Board of Directors has fixed at 11 the total number of directors. On the recommendation of the Corporate Governance and Nominating Committee (the "Governance Committee"), the Board of Directors has nominated the persons named below for election as directors at this Annual Meeting, each to serve for a one-year term or until the director's successor is elected and qualified.

Director and Nominee Experience and Qualifications

        The Board believes that its members, collectively, should possess a variety of skills, professional experience, and diversity of backgrounds in order to effectively oversee our business. In addition, the Board believes that each director should possess certain attributes, as reflected in the Board's membership criteria described below. Accordingly, the Board and the Governance Committee consider the qualifications of directors and director candidates individually and in the broader context of the Board's overall composition and dynamics and EMC's current and future needs.

        The Governance Committee is responsible for reviewing, assessing and recommending Board membership criteria to the Board for approval. The criteria, which are set forth in the Governance Committee's charter, include judgment, integrity, diversity, prior experience, the interplay of the nominee's experience with the experience of other Board members, the extent to which the nominee would be desirable as a member of any committees of the Board, and the candidate's willingness to devote substantial time and effort to Board responsibilities. At least once a year, the Governance Committee evaluates the size and composition of the Board to assess the skills and experience of Board members and compares them with those skills that might prove valuable in the future, giving consideration to the changing circumstances of the Company and the then current Board membership. This assessment enables the Board to update the skills and experience it seeks in the Board as a whole, and in individual directors, as the Company's needs evolve over time. The Governance Committee seeks individuals with a variety of occupational and personal backgrounds so that the Board may benefit from a range of perspectives and the diversity of the Board may be enhanced in such areas as experience and geography, as well as race, gender, ethnicity and age. In identifying director candidates from time to time, the Governance Committee may establish other specific skills and experience that it believes the Board should seek in order to constitute a balanced and effective Board.

        In considering incumbent directors for renomination and evaluating director candidates, the Board and the Governance Committee consider a variety of factors. These include each nominee's independence, personal and professional accomplishments, and experience in light of the needs of the Company. For incumbent directors, the factors also include past performance on the Board. Among other things, the Board has determined that it is important to have individuals with the following skills and experiences:

  •
  Technology expertise, including in-depth knowledge of the information technology industry, so they can understand and review EMC's strategy, including the acquisition of businesses that have complementary technologies, products or services.

  •
  Operational experience with a business of significant scale and complexity to understand the competitive dynamics of our business strategy and execution.

  •
  International expertise, which is important given EMC's growth in markets around the world.

  •
  Expertise in complex financial and accounting matters in order to evaluate our financial statements, capital structure and business plans.

  •
  Talent management experience to help us attract, motivate and retain world-class individuals.

  •
  Service on other public company boards, which provides directors with corporate governance experience, a deep understanding of the role and responsibilities of the Board of Directors and insight into matters being handled by our Board.

        The Board believes that all the current nominees are highly qualified and have the skills and experience required for effective service on our Board. The directors' individual biographies below contain information about their experience, qualifications and skills that led the Board to nominate them.

        Each nominee has agreed to be named in this Proxy Statement and to serve if elected. Should any nominee be unable to serve or for good cause will not serve as a director, the proxy holders will vote for such other person as the Board may recommend.

        All of the directors were previously elected by the shareholders.

        The affirmative vote of a majority of votes properly cast on this proposal at the Annual Meeting is required for the election of directors.

 NOMINEES TO SERVE AS DIRECTORS

Michael W. Brown

  Mr. Brown, age 64, has been a director of EMC since August 2005. From August 1994 until his retirement in July 1997, Mr. Brown served as Vice President and Chief Financial Officer of Microsoft Corporation, a manufacturer of software products for computing devices. He was Vice President, Finance of Microsoft from April 1993 to August 1994. He joined Microsoft in December 1989 and served as Treasurer from January 1990 to April 1993. After retiring from Microsoft, Mr. Brown served as Chairman of the NASDAQ Stock Market board of directors and as a past governor of the National Association of Securities Dealers ("NASD"). Mr. Brown also spent 18 years with Deloitte & Touche LLP in various positions. Mr. Brown is also a director of VMware, Inc. (where he is Chair of the Audit Committee and a member of the Compensation and Governance Committee), Administaff, Inc. (where he is a member of the Finance, Risk Management and Audit Committee, and Nominating and Corporate Governance Committee), and Stifel Financial Corp. (which acquired Thomas Weisel Partners Group where Mr. Brown was Chair of the Audit Committee). Mr. Brown holds a bachelor's degree in Economics from the University of Washington.

  Mr. Brown brings to the Board substantial financial expertise that includes extensive knowledge of the complex financial and operational issues facing large companies, and a deep understanding of accounting principles and financial reporting rules and regulations. He acquired this knowledge in the course of serving as the CFO of a global technology company, working with a major international accounting and consulting firm for 18 years, and serving as a member of the audit committees of other public company boards. Through those and other senior management positions, as Chairman of NASDAQ and as a past governor of the NASD, Mr. Brown has demonstrated his leadership and business acumen.

Randolph L. Cowen

  Mr. Cowen, age 59, has been a director of EMC since January 2009. From October 2007 until his retirement in November 2008, Mr. Cowen served as co-Chief Administrative Officer of The Goldman Sachs Group, Inc., a global investment, banking, securities and investment management firm. From September 2004 to November 2008, he was Global Head of Technology and Operations of Goldman Sachs, and from October 2001 to October 2007, he was Chief Information Officer of Goldman Sachs. Mr. Cowen joined Goldman Sachs in 1982. Mr. Cowen holds a bachelor's degree in History with a minor in Mathematics from Michigan State University.

  With more than 28 years of experience managing IT and making the technology infrastructure purchasing decisions at a global financial services firm, Mr. Cowen brings to the Board extensive knowledge about technology and defining and implementing IT strategy. As a former customer of EMC, he has in-depth knowledge of our products and services. In addition, through various senior management positions, Mr. Cowen has demonstrated leadership skills and gained significant business operations experience.

Michael J. Cronin

  Mr. Cronin, age 72, has been a director of EMC since May 1990. He has been Chief Executive Officer of Cognition Corporation, an engineering knowledge management company, since 1993. Mr. Cronin is also Chairman of the Board of Directors of Cognition Corporation. From June 1984 to September 1990, he was Chief Executive Officer and President of Automatix, Inc., an industrial vision and robotics systems manufacturer. Mr. Cronin holds a bachelor's degree in Electrical Engineering from Northeastern University and an MBA from Harvard Business School.

  Mr. Cronin has more than 40 years of experience in the technology industry as well as a deep understanding of our people, products and culture acquired over many years of service on our Board. As the active Chairman and CEO of a technology company, Mr. Cronin brings to the Board significant operating experience, financial expertise, business acumen and insight into current and emerging business trends.

Gail Deegan

  Ms. Deegan, age 64, has been a director of EMC since July 2002. From February 1996 until her retirement in September 2001, Ms. Deegan served as Executive Vice President and Chief Financial Officer of Houghton Mifflin Company, a publishing company. From February 1995 to February 1996, Ms. Deegan was Senior Vice President of Regulatory and Government Affairs for NYNEX New England, and from November 1991 to January 1995, was Vice President and Chief Financial Officer of New England Telephone. From 1988 to January 1990, Ms. Deegan was Senior Vice President, Chief Financial Officer and Treasurer of Eastern Enterprises, and from February 1990 to May 1991, was Senior Vice President, Chief Financial Officer and Chief Administrative Officer. Ms. Deegan is a former director of TJX Companies, Inc. (where she was Chair of the Audit Committee and a member of the Finance Committee). Ms. Deegan holds a bachelor's degree in Elementary Education from The College of Saint Rose, a master's degree in History from Ohio State University, and an MBA from Simmons College School of Management.

  Ms. Deegan is an experienced financial leader who has served as the CFO of three companies in different industries. Ms. Deegan has extensive experience with financial accounting matters for complex global organizations as well as substantial experience overseeing the financial reporting processes of large public companies. Ms. Deegan also gained operational and talent management experience from serving on the executive staff of these companies. In addition, Ms. Deegan's service on another public company board provides her with considerable experience about the best practices of effective boards.

James S. DiStasio

  Mr. DiStasio, age 63, has been a director of EMC since March 2010. From January 2003 until his retirement in January 2007, Mr. DiStasio served as Senior Vice Chairman and Americas Chief

  Operating Officer of Ernst & Young LLP, a professional services organization. He spent over 38 years at Ernst & Young in various management positions, having been elected as a partner in 1977. Mr. DiStasio is a member of the Board of Trustees of NSTAR (where he is a member of the Audit, Finance and Risk Management Committee and the Executive Personnel Committee). Mr. DiStasio holds a bachelor's degree in Accounting from the University of Illinois.

  Mr. DiStasio brings to the Board extensive financial, accounting and consulting expertise, including a deep understanding of accounting principles and financial reporting rules and regulations, acquired over the course of his 38-year career at one of the world's leading assurance, tax, transaction and advisory services firms. He has significant experience overseeing, from an independent auditor's perspective, the financial reporting processes of large public companies in a variety of industries with a global presence. Through his leadership roles at E&Y, including as COO of the Americas, Mr. DiStasio gained substantial management and operational experience. In addition, Mr. DiStasio's service on another public company board provides him with valuable experience.

John R. Egan

  Mr. Egan, age 53, has been a director of EMC since May 1992. Mr. Egan has been a managing partner and general partner in Egan-Managed Capital, a venture capital firm, since October 1998. From May 1997 to September 1998, he served as Executive Vice President, Products and Offerings of EMC. From January 1992 to June 1996, he served as Executive Vice President, Sales and Marketing of EMC. From October 1986 to January 1992, he served in a number of executive positions with EMC, including Executive Vice President, Operations and Executive Vice President, International Sales. Mr. Egan resigned as an executive officer of EMC in September 1998 and as an employee of EMC in July 2002. Mr. Egan is also a director of VMware, Inc. (where he is Chair of the Mergers and Acquisitions Committee), and NetScout Systems, Inc. (where he is Chair of the Nominating and Governance Committee and a member of the Audit Committee). Mr. Egan holds a bachelor's degree in Marketing and Computer Science from Boston College.

  Mr. Egan has spent his entire career in the IT industry. His broad experience ranges from venture capital investments in early-stage technology companies to extensive sales and marketing experience, to executive leadership and management roles. Mr. Egan brings to the Board business acumen, substantial operational experience, and expertise in corporate strategy development, as well as a deep understanding of EMC's people and products acquired over many years of involvement with the Company. In addition, Mr. Egan's service on other public company boards provides him with valuable experience.

Edmund F. Kelly

  Mr. Kelly, age 65, has been a director of EMC since August 2007. He has served as Chairman of Liberty Mutual Group, a diversified global insurer and the nation's fifth-largest property and casualty insurer, since 2000 and Chief Executive Officer since 1998, and was President from 1992 to June 2010. He is also a director of the Bank of New York Mellon Corporation (where he is a member of the Human Resources and Compensation Committee and the Risk Committee). Mr. Kelly holds a bachelor's degree in Mathematics from Queen's University in Belfast, Ireland and a Ph.D. in Mathematics from the Massachusetts Institute of Technology.

  As the Chairman and CEO of a Fortune 100 company, Mr. Kelly brings to the Board a wealth of complex management, worldwide operational and financial expertise. He also brings in-depth knowledge of the opportunities and challenges facing global companies. In addition, Mr. Kelly's service on another public company board provides him with valuable experience.

Windle B. Priem

  Mr. Priem, age 73, has been a director of EMC since December 2001. From July 2001 until his retirement in December 2003, Mr. Priem served as a Vice Chairman of Korn/Ferry International, a global executive recruiting company, and from December 1998 to June 2001, he served as President and Chief Executive Officer of Korn/Ferry. He joined Korn/Ferry in 1976 and held various other senior positions, including Chief Operating Officer from May 1997 to December 1998. He was also a director of Korn/Ferry from June 1992 to November 2002. Mr. Priem holds a bachelor's degree in Mechanical Engineering from Worcester Polytechnic Institute and an MBA from Babson College. He also completed the Program for Management Development at Harvard Business School, and spent three years as an officer in the U.S. Navy.

  With more than 30 years of experience working with organizations and management structures, compensation, recruiting and succession planning, Mr. Priem brings to the Board a wealth of knowledge in talent management and executive compensation. While President and CEO of Korn/Ferry International, the world's largest executive recruiting firm, Mr. Priem conducted more than one hundred high profile executive searches for major global companies and led its successful initial public offering in 1999. Mr. Priem has significant operating experience and proven business acumen working with senior executives on a global basis.

Paul Sagan

  Mr. Sagan, age 52, has been a director of EMC since December 2007. He has served as Chief Executive Officer of Akamai Technologies, Inc., a provider of services for accelerating the delivery of content and applications over the Internet, since April 2005 and was President from May 1999 to September 2010. Mr. Sagan joined Akamai in October 1998 as Vice President and Chief Operating Officer. In December 2010, President Barak Obama appointed Mr. Sagan as a member of the President's National Security Telecommunications Advisory Committee. Mr. Sagan is also a director of Akamai and iRobot Corporation (where he is a member of the Nominating and Corporate Governance Committee), and a former director of Digitas, Inc. and Dow Jones & Company. Mr. Sagan is a graduate of Northwestern University's Medill School of Journalism.

  As the CEO of a fast-growing, industry-leading S&P 500 company, Mr. Sagan has significant experience leading a complex, international technology enterprise, extensive knowledge of internet-based technologies and business acumen. During his career, Mr. Sagan has led visionary technology and media companies and consulted with the World Economic Forum. In addition, Mr. Sagan's service on other public company boards provides him with valuable experience.

David N. Strohm

  Mr. Strohm, age 62, has been a director of EMC since October 2003 and Lead Director since January 2006. He has been a Venture Partner of Greylock Partners, a venture capital firm, since January 2001, and was a General Partner of Greylock from 1980 to 2001. He is also a General Partner of several partnerships formed by Greylock. Mr. Strohm is also a director of VMware, Inc. (where he is Chair of the Compensation and Corporate Governance Committee and a member of the Mergers and Acquisitions Committee). Mr. Strohm is a former director of DoubleClick, Inc. (where he was Chair of the Compensation Committee and Chair of the Nominating and Corporate Governance Committee), Internet Security Systems, Inc. (where he was Lead Director, Chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee), and Successfactors, Inc. (where he was Chairperson of the Board, Chair of the Nominating and Corporate Governance Committee, and Chair of the Compensation Committee). Mr. Strohm holds a bachelor's degree from Dartmouth College and an MBA from Harvard Business School.

  Mr. Strohm has 30 years of experience as an early-stage venture capital investor, principally in the information technology industry. He has been a primary investor, and served in board leadership roles, in several companies which have grown to become publicly-traded. This experience has provided him with a deep understanding of the IT industry, and the drivers of structural change and high-growth opportunities in IT. He has also gained significant experience overseeing corporate strategy, assessing operating plans, and evaluating and developing business leaders. His service as board chair, lead director, and committee chair for several public companies has given him a broad experience base for serving as our Lead Director.

Joseph M. Tucci

  Mr. Tucci, age 63, has been Chairman of the Board of Directors of EMC since January 2006 and has been Chief Executive Officer and a director since January 2001. He has served as President since January 2000. He also served as Chief Operating Officer from January 2000 to January 2001. Prior to joining EMC, Mr. Tucci served as Deputy Chief Executive Officer of Getronics N.V., an information technology services company, from June 1999 through December 1999 and as Chairman of the Board and Chief Executive Officer of Wang Global, an information technology services company, from December 1993 to June 1999. Mr. Tucci is also a director of VMware, Inc. (where he is Chairman of the Board of Directors and a member of the Mergers and Acquisitions Committee), and Paychex, Inc. (where he is Chairman of the Governance and Compensation Committee). Mr. Tucci holds a bachelor's degree in Marketing from Manhattan College and an MS in Business Policy from Columbia University.

  During his tenure at EMC, Mr. Tucci has led EMC through a period of dramatic transformation and revitalization, continued market share gains and sustained revenue growth. Mr. Tucci has spent more than 40 years in the technology industry in senior roles at large, complex and global technology companies. Mr. Tucci's deep knowledge of all aspects of our business, combined with his drive for innovation and excellence, position him well to serve as our Chairman and CEO. In addition, Mr. Tucci's service on other public company boards provides him with valuable experience.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2

        EMC is asking shareholders to ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP ("PWC") as our independent auditors for the fiscal year ending December 31, 2011. The affirmative vote of a majority of votes properly cast on this proposal at the Annual Meeting is required to ratify such selection.

        Although ratification by the shareholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the shareholders as a matter of good corporate governance. In the event the shareholders fail to ratify the appointment of PWC, the Audit Committee will consider this factor when making any determinations regarding PWC.

Pre-Approval of Audit and Non-Audit Services

        During 2010, the Audit Committee pre-approved all audit, review and attest services performed by PWC.

        In accordance with the Audit Committee's Pre-Approval Policy, the Audit Committee pre-approves specified non-audit services up to an aggregate dollar amount and approves on an engagement by engagement basis any individual engagement in excess of $200,000. The Audit Committee has delegated to its Chair the authority to pre-approve any specific non-audit service which was not previously pre-approved by the Audit Committee, provided that any decisions of the Chair to pre-approve non-audit services shall be presented to the Audit Committee at its next scheduled meeting. During 2010, the Audit Committee pre-approved all non-audit services in accordance with the policy set forth above.

        The following table summarizes the fees PWC, our independent auditor, billed to us for each of the last two fiscal years.

	Audit Fees[1] ($)	Audit-Related Fees2,[3] ($)	Tax Fees3,[4] ($)	All Other Fees ($)
2010	6,406,252	314,500	3,374,901	—
2009	5,877,245	431,534	1,977,301	214,579	[5]

  1
  Includes services for the audit of our financial statements and internal control over financial reporting, the review of the interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements.

  2
  Includes employee benefit plan compliance, acquisition-related support and other technical, financial reporting and compliance services.

  3
  EMC engages PWC to perform audit-related and tax services where it believes there are efficiencies to using its independent auditor, who is familiar with EMC's processes and procedures.

  4
  Includes tax compliance and tax consulting services in 2010 and 2009.

  5
  Includes consulting services relating to optimizing various finance processes.

Amounts in the table above do not include the fees PWC billed to VMware, Inc.

        EMC expects that representatives of PWC will be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

 PROPOSAL 3

APPROVAL OF EMC CORPORATION AMENDED
AND RESTATED 2003 STOCK PLAN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3

        On May 7, 2003, EMC shareholders adopted and approved the EMC Corporation 2003 Stock Plan, which was subsequently amended and restated and most recently approved by shareholders on May 3, 2007 (the "2003 Stock Plan"). In February 2011, the Leadership and Compensation Committee (the "Compensation Committee") approved, subject to approval by EMC shareholders, an amendment and restatement of the 2003 Stock Plan which would, among other things:

  •
  increase by 60,000,000 the number of shares of common stock available for grant under the plan;

  •
  provide that accelerated vesting of awards in connection with a merger or consolidation will be contingent upon the consummation of such merger or consolidation;

  •
  subject dividend payments (if any) on restricted stock and/or restricted stock unit awards to the same vesting restrictions as the underlying awards;

  •
  limit the term of all stock appreciation rights issued under the plan to 10 years; and

  •
  extend the expiration date of the plan to May 4, 2021.

        The affirmative vote of a majority of the votes properly cast on this proposal at the Annual Meeting is required to approve the 2003 Stock Plan.

        Equity is a key component of our compensation program. Equity awards encourage employee loyalty to EMC and align employee interests with those of EMC shareholders. The 2003 Stock Plan allows us to provide our key employees, consultants, advisors and non-employee directors with equity incentives that are competitive with those of companies with which EMC competes for talent.

        Without this amendment, the number of shares currently available under the 2003 Stock Plan may not be sufficient to cover projected awards through the date of the 2012 Annual Meeting of Shareholders. In such event, we may not be able to provide persons eligible for awards with compensation packages that are necessary to attract, retain and motivate these individuals. The additional 60,000,000 shares of common stock will provide us with sufficient shares to cover the awards we anticipate granting to eligible participants for approximately two years. If additional shares are not made available under the 2003 Stock Plan, we will not be able to grant any awards to participants once all the current shares have been allocated.

        As of December 31, 2010, a total of 43,374,805 shares remained available for future awards under the 2003 Stock Plan.

        As of December 31, 2010, EMC and its subsidiaries had approximately 48,500 employees worldwide, all of whom are eligible to be considered for awards under the 2003 Stock Plan. The following table sets forth information regarding outstanding equity awards (including awards under the 2003 Stock Plan and our prior stock option plans, non-plan options and options assumed by EMC in connection with acquisitions) and shares available for future awards under the 2003 Stock Plan as of

December 31, 2010 (without giving effect to approval of the proposed amendments to the 2003 Stock Plan):

Total shares underlying outstanding stock options	172,416,173
Weighted average exercise price of outstanding stock options	$15.23
Weighted average remaining contractual life of outstanding stock options	5.3 years
Total shares underlying outstanding unvested time-based restricted stock unit awards	26,942,168
Total shares underlying outstanding unearned performance-based restricted stock unit awards	15,109,275
Total shares currently available for grant	43,374,805

        The 2003 Stock Plan, as proposed to be amended, provides for the following:

  •
  Stock options and stock appreciation rights may not have a term in excess of ten years, may not be repriced without shareholder approval and may not be granted at a discount to the fair market value of our common stock on the grant date;

  •
  No material amendments may be made without shareholder approval;

  •
  Restricted stock and restricted stock unit awards have minimum vesting periods;

  •
  The fungible share design effectively limits the number of "full-value" restricted stock and restricted stock unit awards that may be granted under the 2003 Stock Plan since these awards are counted against the plan's share reserve as two shares for every one share issued in connection with such awards;

  •
  Shares retained by or delivered to the Company to pay the exercise price of a stock option or withholding taxes in connection with an award, unissued shares resulting from the settlement of stock appreciation rights in common stock and shares purchased by us in the open market using the proceeds of stock option exercises do not become available for issuance as future awards;

  •
  EMC may cancel outstanding awards or "clawback" the value of awards recently realized if officers or other senior employees engage in activity detrimental to EMC; and

  •
  Awards made under the plan may qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

        The following is a summary of the material terms and conditions of the 2003 Stock Plan, as proposed to be amended and restated. This summary is qualified in its entirety by reference to the terms of the 2003 Stock Plan (as proposed to be amended and restated), a copy of which is attached as Exhibit A to this Proxy Statement.

        The closing price of a share of common stock on the New York Stock Exchange (the "NYSE") on March 1, 2011 was $26.58. The proceeds received by EMC upon exercise of the awards by participants in the 2003 Stock Plan will be used for the general corporate purposes of EMC.

Summary of the 2003 Stock Plan

        Administration.    The Compensation Committee and/or the Board of Directors administers the 2003 Stock Plan, which includes approving:

  •
  the individuals to receive awards;

  •
  the types of awards to be granted;

  •
  the terms and conditions of the awards, including the number of shares and exercise price of the awards;

  •
  the time when the awards become exercisable or will vest, or the restrictions to which an award is subject will lapse; and

  •
  whether options will be incentive stock options.

        The Compensation Committee has full authority to interpret the terms of the 2003 Stock Plan and awards granted under the 2003 Stock Plan. The Compensation Committee or the Board may, in their discretion, determine to accelerate the vesting or lapse of one or more restrictions with respect to an award; provided, however, that neither the Compensation Committee nor the Board may accelerate the vesting or lapse of one or more restrictions with respect to an award of restricted stock or restricted stock units if such action would cause such award to fully vest in a period of time that is less than the applicable minimum vesting period set forth in the 2003 Stock Plan.

        Authorized Shares.    If the proposed amendments to the 2003 Stock Plan are approved by shareholders at the Annual Meeting, the total number of shares of common stock authorized under the 2003 Stock Plan will be the sum of (i) 360,000,000 shares, (ii) 8,560,608 shares available for grant under our prior stock option plans and (iii) 145,151,379 shares subject to outstanding awards under our prior stock option plans at the close of business on May 2, 2007 (but only to the extent shares have not been issued upon exercise of such stock options after May 2, 2007).

        The shares authorized under the 2003 Stock Plan will be subject to adjustment in the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the common stock. As described above, the 2003 Stock Plan contains a fungible share limit, which means that stock options and stock appreciation rights are counted against the share reserve as one share for every share that is issued in connection with such award and that "full-value" awards (i.e., restricted stock or restricted stock units) are counted against the share reserve as two shares for every share that is issued in connection with such award. In addition, as described above, the 2003 Stock Plan does not contain liberal share counting. As a result, any shares actually or constructively transferred by the participant to EMC in connection with an award under the 2003 Stock Plan or our prior stock option plans (including, but not limited to, through the holding back of shares for tax withholding) will not be added back to the share reserve under the 2003 Stock Plan.

        Eligibility.    All key employees of, and consultants or advisors to, EMC or any of its subsidiaries are eligible to participate in the 2003 Stock Plan. Each non-employee director who is not a 5% shareholder of EMC (an "Eligible Director") or a person in control of such a shareholder is also eligible to participate in the 2003 Stock Plan.

        Types of Awards.    Awards under the 2003 Stock Plan may be in the form of stock options (either incentive stock options or non-qualified options), restricted stock, restricted stock units, stock appreciation rights or any combination thereof.

  •
  Stock Options.  Stock options represent the right to purchase shares of common stock within a specified period of time at a specified price. The exercise price for a stock option will be not less than 100% (110% for an incentive stock option granted to a 10% or more shareholder) of the fair market value of common stock on the date of grant. All stock options will expire no more than ten years (five years in the case of an incentive stock option granted to a 10% or more shareholder) after the date of grant.

  •
  Awards of Restricted Stock and Restricted Stock Units.  Restricted stock is common stock that is subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. Restricted stock units represent the right to receive shares of common stock in the future, with the right to future delivery of the shares subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. Subject to any restrictions applicable to the award, a participant holding restricted stock, whether vested or unvested, will be entitled to enjoy all rights of a shareholder with respect to such restricted stock, including the right to receive dividends and vote the shares. Any dividends payable on the restricted stock awards will be subject to the same restrictions as the underlying award. A participant holding restricted stock units is not entitled to voting or other shareholder rights, but, subject to any restrictions applicable to the award, will be entitled to receive dividends. Any dividends payable on the restricted stock unit awards will be subject to the same restrictions as the underlying award. Awards of restricted stock or restricted stock units, other than awards granted to Eligible Directors, will not vest fully in less than two years after the date of grant, but awards that vest upon the achievement of performance goals or that are granted upon the over-achievement of performance goals will not vest fully in less than one year after the date of grant.

  •
  Stock Appreciation Rights.  Stock appreciation rights entitle the holder upon exercise to receive shares of common stock having a value equal to the excess of (i) the value of the number of shares with respect to which the right is being exercised (which value is based on fair market value at the time of such exercise) over (ii) the exercise price applicable to such shares. The exercise price for a stock appreciation right will not be less than 100% of the fair market value of common stock on the date of grant. All stock appreciation rights will expire no later than ten years after the date of grant.

        Performance Goals.    The Compensation Committee may grant awards under the 2003 Stock Plan subject to the satisfaction of performance goals. In the case of awards intended to qualify for exemption under Section 162(m) of the Code, the Compensation Committee will use one or more objectively determinable performance goals that relate to one or more performance criteria. The performance criteria available under the 2003 Stock Plan may consist of any or any combination of the following areas of performance (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, geographical, project, product or individual basis or in combinations thereof): sales; revenues; assets; expenses; income; profit margins; earnings before or after any deductions and whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; inventory; organizational realignments; infrastructure changes; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; shareholder return; sales of products or services; customer acquisition or retentions; acquisitions or divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split ups and the like; reorganizations; strategic investments or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. The Compensation Committee will determine whether the performance goals for a performance award have been met. No more than 2,000,000 shares will be allocated to performance awards granted to any participant during any 12-month period.

        Transferability.    Under the 2003 Stock Plan, awards are generally non-transferable other than by will or by the laws of descent and distribution; provided, that the Compensation Committee may, other than with respect to incentive stock options, allow for transferability of awards to immediate family members of the participant or to trusts, partnerships or other entities controlled by and of which the beneficiaries are immediate family members of the participant.

        Termination of Service Relationship.    Under the 2003 Stock Plan, except as set forth below, all previously unexercised awards terminate and are forfeited automatically upon the termination of the participant's service relationship with EMC, unless the Compensation Committee expressly specifies otherwise. However, if a participant's service relationship is terminated by reason of death or disability, all awards previously issued under the plan to the participant will become fully vested and, to the extent applicable, remain exercisable for three years after the date of termination (but in no event beyond the expiration date of the award). If a participant's service relationship is terminated by reason of retirement (as defined in the 2003 Stock Plan), except as otherwise provided by the Compensation Committee, all stock options and stock appreciation rights held by the participant and all awards of restricted stock and restricted stock units held by the participant that were granted prior to December 19, 2007 will continue to vest and, to the extent applicable, be exercisable as if the service relationship had not terminated and without regard to the satisfaction of any applicable performance-based vesting criteria. Awards of restricted stock and restricted stock units held by the participant that were granted on or after December 19, 2007 will terminate on the date of retirement. If a participant holds unexercised non-qualified stock options or unexercised stock appreciation rights that are vested at the time his or her service relationship is terminated, other than for death, disability or retirement, then such awards may continue to be exercised until the earlier to occur of (1) the expiration of the award term or (2) three months following the date the participant's service relationship is terminated; provided, however, if the participant's employment is terminated for "Cause" or if the participant engaged in "Detrimental Activity" (each as defined in the 2003 Stock Plan), all awards held by the participant shall immediately terminate.

        With respect to awards held by officers or other senior employees, the Compensation Committee may cancel, suspend or otherwise limit any unexpired award and rescind the exercise of an award if such participant engages in "Detrimental Activity" (as defined in the 2003 Stock Plan).

        Amendments.    The Compensation Committee may at any time discontinue granting awards under the 2003 Stock Plan. The Compensation Committee may amend the 2003 Stock Plan, except that no amendment may adversely affect the rights of any participant without his or her consent and no amendment will, without the approval of EMC shareholders, materially amend the 2003 Stock Plan, increase the number of shares of common stock available under the 2003 Stock Plan, change the group of persons eligible to receive awards, reprice any outstanding options or stock appreciation rights or reduce the price at which options or stock appreciation rights may be granted (including any tandem cancellation and regrant or any other amendment or action that would have substantially the same effect as reducing the exercise price of outstanding options or stock appreciation rights), extend the time within which awards may be granted, or alter the 2003 Stock Plan so that options intended to qualify as incentive stock options under the Code would not do so.

        Change in Corporate Structure or Capitalization; Change in Control.    In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the common stock, the number and kind of shares of stock or securities of EMC then subject to the 2003 Stock Plan and the awards then outstanding or to be granted thereunder, and the exercise price, if applicable, will be appropriately adjusted by the Compensation Committee, whose determination will be binding on all persons. In the event of a dissolution, liquidation, consolidation or merger in which EMC is not the surviving corporation or in which a majority of its outstanding shares are converted into securities of another corporation or are exchanged for other consideration, all outstanding awards will thereupon terminate, provided that prior to the effective date of any such dissolution, liquidation, consolidation or merger, EMC will either (i) contingent upon the consummation of such transaction, make all outstanding awards immediately exercisable on a basis that gives the holder of the award a reasonable opportunity to participate as a shareholder in the transaction or, if applicable, cause all restrictions to lapse, or (ii) arrange to have the surviving corporation grant replacement awards to participants.

        Term.    The 2003 Stock Plan, unless sooner terminated by the Compensation Committee or the Board of Directors, will remain in effect until May 4, 2021.

Federal Income Tax Consequences

        Incentive Stock Options.    In general, neither the grant nor the exercise of an incentive stock option granted under the 2003 Stock Plan will result in taxable income to the option holder or a deduction to EMC. If the option holder does not dispose of stock received upon exercise of an incentive stock option within two years after the date the option is granted and within one year after the date of exercise, any later sale of such stock will result in a capital gain or loss (and EMC will not be entitled to a corresponding deduction).

        If stock received upon the exercise of an incentive stock option is disposed of before the holding period requirements described above have been satisfied, the option holder will generally realize ordinary income at the time of disposition. The amount of such ordinary income will generally be equal to the difference between the fair market value of the common stock on the date of exercise and the option price. If the option holder realizes any additional gain at the time of disposition, equal to the difference between the fair market value of the common stock on the date of disposition and the fair market value of the common stock on the date of exercise, such gain will generally be taxed at short-term or long-term capital gain rates, as applicable. In the case of a disqualifying disposition in which a loss (if sustained) would be recognized, then the amount of ordinary income will not exceed the excess of the amount realized on the sale over the adjusted basis of the stock, that is, in general, the price paid for the stock. EMC will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to certain reporting requirements.

        Certain option holders exercising incentive stock options may become subject to the alternative minimum tax, under which the difference between (i) the fair market value of stock purchased under incentive stock options, determined on the date of exercise, and (ii) the exercise price, will be an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

        Non-Qualified Stock Options.    Options granted under the 2003 Stock Plan which are not incentive stock options are "non-qualified stock options." No income results upon the grant of a non-qualified stock option. When an option holder exercises a non-qualified stock option, he or she will realize ordinary income subject to withholding. Generally, such income will be realized at the time of exercise and in an amount equal to the excess, measured at the time of exercise, of the then fair market value of the common stock over the option price. EMC will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to certain withholding and reporting requirements.

        Restricted Stock.    Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) and subject to withholding when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the common stock at the time of grant is included in ordinary income and subject to withholding and there is no further income recognition when the restrictions lapse. EMC is entitled to a tax deduction for Federal income tax purposes in an amount equal to the ordinary income recognized by the participant.

        Restricted Stock Units.    Generally, the participant will not be subject to tax upon the grant of an award of restricted stock units. However, upon the receipt of the underlying shares of common stock, the participant will recognize ordinary income subject to withholding in an amount equal to the fair market value of the shares received. EMC will be entitled to a corresponding tax deduction for Federal income tax purposes.

        Stock Appreciation Rights.    Generally, the participant will not be subject to tax upon the grant of a stock appreciation right. However, upon the receipt of shares pursuant to the exercise of a stock appreciation right, the participant, generally, will recognize ordinary income subject to withholding in an amount equal to the fair market value of the shares received. The ordinary income recognized with respect to the receipt of shares upon exercise of stock appreciation rights will be subject to any necessary withholding and reporting requirements.

        Generally, EMC will not be entitled to a tax deduction upon the grant or termination of stock appreciation rights. However, EMC will, generally, be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the participant.

        Section 162(m).    The 2003 Stock Plan is designed to allow awards made under the plan to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. In general, under Section 162(m), in order for EMC to be able to deduct compensation in excess of $1,000,000 paid in any one year to EMC's chief executive officer or any of EMC's three other most highly compensated executive officers (other than EMC's chief financial officer), such compensation must qualify as "performance-based." One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid must be disclosed to and approved by shareholders. For purposes of Section 162(m), the material terms include (i) the individuals eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an individual under the performance goal. Each of these aspects is discussed in this proposal, and shareholder approval of the 2003 Stock Plan will constitute approval of each of these aspects of the 2003 Stock Plan for purposes of the approval requirements of Section 162(m).

        Section 409A.    Section 409A of the Code, which is generally effective as of January 1, 2005, makes important changes to the tax treatment of nonqualified deferred compensation. Awards held by employees that are subject to but fail to comply with Section 409A are subject to a penalty tax of 20% in addition to ordinary income tax, as well as to interest charges. In addition, the failure to comply with Section 409A may result in an acceleration of the timing of income inclusion for income tax purposes. The Compensation Committee intends to administer any award resulting in a deferral of compensation subject to Section 409A consistent with the requirements of Section 409A to the maximum extent possible, as determined by the Compensation Committee.

        This summary is not a complete description of the U.S. Federal income tax aspects of the 2003 Stock Plan. Moreover, this summary relates only to Federal income taxes; there may also be Federal estate and gift tax consequences associated with the 2003 Stock Plan, as well as foreign, state and local tax consequences.

New Plan Benefits

        The future benefits or amounts that would be received under the 2003 Stock Plan are discretionary and are therefore not determinable at this time. Similarly, the benefits or amounts which would have been received by or allocated to executive officers and our other employees for the last completed fiscal year if this amendment and restatement to the 2003 Stock Plan had been in effect cannot be determined.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO EMC'S BYLAWS TO
REDUCE THE PERCENTAGE OF SHARES REQUIRED FOR SHAREHOLDERS
TO CALL A SPECIAL MEETING OF SHAREHOLDERS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4

        EMC is asking shareholders to approve an amendment to our Bylaws to reduce to 25% the percentage of shares required for shareholders to call a special meeting of shareholders. The proposed amendment to the Bylaws is set forth in Exhibit B to this Proxy Statement. The amendment to the Bylaws requires the affirmative vote of a majority of votes properly cast on this proposal at the Annual Meeting.

        Section 2.2 of our Bylaws currently provides that a special meeting of shareholders may be called by the secretary upon the written application of shareholders who hold at least 40% of all the votes entitled to be cast on the issue to be considered at the proposed special meeting. The Board of Directors has determined that it is appropriate to recommend an amendment to the Bylaws to lower the percentage of shares required for shareholders to call a special meeting from 40% to 25%.

        At the 2010 Annual Meeting of Shareholders, many of you voted in favor of a shareholder proposal to lower the ownership threshold. After speaking with investors, and considering the matter further, the Board believes that establishing an ownership threshold of 25% for the right to call a special meeting is responsive to shareholder concerns while still protecting against the risk that a hostile acquiror, a small minority of shareholders or other "special interest" shareholders could request a special meeting, and the resulting expense and disruption to our business.

 PROPOSAL 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 5

        EMC is asking shareholders to indicate their support for the compensation of our Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in this Proxy Statement, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended. While this vote is advisory, and not binding on us, the Leadership and Compensation Committee will consider your views when determining executive compensation in the future.

Pay-for-Performance Philosophy

        As discussed in the "Compensation Discussion and Analysis" section of this Proxy Statement, our executive compensation programs are based on strong pay-for-performance practices that require achievement of challenging goals – goals that will drive us to achieve profitable revenue growth and market share gains, while expanding the global market opportunity for our product, technology and services portfolio, and ultimately leading to long-term shareholder value.

Business Results

        Our ability to sustain profitable growth has produced a track record that few large, high-tech companies can match. From 2004 through 2010, EMC's revenue has grown at a compound annual rate of 12.9% and non-GAAP net income has grown at a compound annual rate of 17.5%. We have invested meaningfully in our business, gained market share and improved profitability. Furthermore, in 2010, we achieved all-time record revenue, profit and free cash flow:

  •
  Our total consolidated revenue was $17 billion, a 21% increase from 2009;

  •
  Our non-GAAP net income was $2.7 billion, a 46% increase from 2009;

  •
  Our non-GAAP earnings per share was $1.26, a 40% increase from 2009; and

  •
  Our free cash flow was $3.4 billion, a 31% increase from 2009.

A reconciliation of our GAAP results to our non-GAAP results can be found in Exhibit D to this Proxy Statement.

2010 Executive Compensation Program

        The Compensation Committee approved an executive compensation program for 2010 that implements our pay-for-performance philosophy. The primary elements of our executive compensation program are base salary, cash bonus and equity incentives:

  •
  Base salary is used to compensate our executive officers for performing their day-to-day responsibilities. This represents approximately 10% of our CEO's total compensation opportunity and 15-17% of our other Named Executive Officers' total compensation opportunity.

  •
  Cash bonuses are used to drive the achievement of goals that impact the accomplishment of EMC's long-term strategic objectives. Our executive officers will receive bonuses only if they attain challenging performance goals set by the Compensation Committee, with limits on the amount of compensation that can be earned for any year. This represents approximately 13% of our CEO's total compensation opportunity and 17% of our other Named Executive Officers' total compensation opportunity.

  •
  Equity incentives are used to drive the achievement of EMC's long-term strategic goals and align the executives' interests with those of EMC shareholders. This represents the significant majority of our Named Executive Officers' total compensation opportunity.

        The Compensation Committee believes our executive compensation program has been effective in incenting the achievement of outstanding financial performance and positive returns to shareholders. As discussed above, EMC achieved superior financial performance in 2010 and the Named Executive Officers achieved 106%, 113% and 113% of the challenging revenue, earnings per share and free cash flow targets established by the Compensation Committee, respectively. Accordingly, the Named Executive Officers received the following cash compensation in 2010:

Name	Base Salary ($)	Cash Bonus ($)	Total ($)
Joseph M. Tucci*	1,000,000	2,592,000	3,592,000
David I. Goulden	600,000	1,256,500	1,856,500
William J. Teuber, Jr.	700,000	1,219,289	1,919,289
Howard D. Elias	600,000	1,233,796	1,833,796
Patrick P. Gelsinger	600,000	1,232,414	1,832,414
Jeremy Burton**	394,231	741,667	1,135,898

*
Mr. Tucci's base salary and target cash bonus have not increased since 2001.

**
Reflects Mr. Burton's salary and bonus from March 2010, when he joined EMC, through December 2010. Excludes one-time new hire sign-on bonus of $400,000.

        For the fourth consecutive year, 60% of the equity awards granted to our executive officers in 2010, except for new hire grants, will vest only if the Company achieves challenging revenue and earnings per share goals in 2011. All or a portion of these awards will be forfeited if the performance goals are not met. If the performance goals are achieved and such awards become eligible to vest, they do so over the two- to three-year period following achievement of these goals. As in prior years, we also granted time-based equity awards that vest over a four- to five-year period to promote retention. The Named Executive Officers received the following equity awards in 2010:

Name	Performance Stock Units	Performance Stock Options	Time-Based Stock Units	Time-Based Stock Options
Joseph M. Tucci	210,000	105,000	140,000	70,000
David I. Goulden	72,000	36,000	48,000	24,000
William J. Teuber, Jr.	72,000	36,000	48,000	24,000
Howard D. Elias	72,000	36,000	48,000	24,000
Patrick P. Gelsinger	72,000	36,000	48,000	24,000
Jeremy Burton*	36,000	18,000	224,000	112,000

*
200,000 of the time-based stock units and 100,000 of the time-based stock options reflect one-time grants as part of Mr. Burton's new hire employment package.

        Other highlights of our executive compensation program include:

  •
  No defined benefit pension or supplemental retirement benefits for executive officers;

  •
  A long-standing clawback policy applicable to all employees for cash and equity incentive compensation;

  •
  Stock ownership guidelines for executive officers, including 650,000 shares for our CEO;

  •
  Stock holding guidelines requiring executive officers to hold throughout the year 75% of their total equity;

  •
  Regular reviews of our CEO succession plan by the Compensation Committee and Board of Directors;

  •
  Change in control agreements that provide severance and accelerated equity vesting only on a "double trigger" basis;

  •
  A compensation consultant that provides services only to the Compensation Committee;

  •
  Compensation Committee oversight of risks associated with our compensation policies and practices;

  •
  No tax gross-ups for our executives for personal expenses or in the event of a change in control;

  •
  Prohibition on hedging EMC securities;

  •
  No granting of options at less than fair market value (no "discounted options");

  •
  No option repricing without shareholder approval; and

  •
  No excessive perquisites for executive officers.

        For more information on our executive compensation program, see "Compensation Discussion and Analysis" and "Compensation of Executive Officers" beginning on pages 34 and 56, respectively, of this Proxy Statement.

 PROPOSAL 6

ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR "ONE YEAR" ON PROPOSAL 6

        EMC is asking shareholders to provide input on the frequency of future shareholder advisory votes on executive compensation in accordance with Section 14A of the Securities Exchange Act of 1934, as amended. In particular, we are asking whether the advisory vote should occur every year, every two years or every three years. You may also abstain from voting.

        We have spoken about the frequency of future advisory votes on executive compensation with many of our shareholders, and understand that shareholders have different views as to what is the best approach for EMC. After considering this feedback and other factors, your Board of Directors recommends that you support a frequency of one year for future advisory votes on executive compensation.

        Your Board of Directors believes that holding an advisory vote every year will allow shareholders to provide us with direct and timely input on the compensation of our executive officers. This approach is consistent with our commitment to direct engagement with shareholders on executive compensation and other matters. In the past, through this dialogue, shareholders have provided specific feedback on our executive compensation program. We believe the advisory vote will be another avenue for shareholders to express their views on executive compensation to the Board and the Leadership and Compensation Committee.

        While this advisory vote is not binding on the Company, the Leadership and Compensation Committee or the Board of Directors, we value your opinion and will consider the vote results in making a determination concerning the frequency of future executive compensation votes.

CORPORATE GOVERNANCE

        EMC is committed to good corporate governance, which we believe helps us to sustain our success and build long-term value for our shareholders. For many years, we have had in place Corporate Governance Guidelines which provide a framework for the effective governance of EMC. The Governance Committee reviews these guidelines at least annually and, as appropriate, recommends changes to the Board of Directors for approval. We also have written charters for the Board of Directors' standing committees (Audit, Finance, Governance, Leadership and Compensation, and Mergers and Acquisitions), as well as Business Conduct Guidelines applicable to all directors, officers and employees. Information about EMC's corporate governance practices and copies of the Corporate Governance Guidelines, committee charters and Business Conduct Guidelines are available at www.emc.com/about/investor-relations/governance/corporate-governance.htm. EMC posts additional information on its website from time to time as the Board makes changes to EMC's corporate governance practices.

        The Board of Directors has implemented corporate governance practices that it believes are both in the best interests of EMC and its shareholders as well as compliant with the rules and regulations of the Securities and Exchange Commission (the "SEC") and the listing standards of the NYSE. The Board reviews these practices on an ongoing basis. Highlights of our corporate governance practices include:

  •
  Board Leadership Structure.  Our Bylaws and Corporate Governance Guidelines permit the roles of Chairman and Chief Executive Officer to be filled by the same or different individuals. This allows the Board flexibility to determine whether the two roles should be combined or separated based upon our needs and the Board's assessment of its leadership from time to time. The Board and the Governance Committee review the structure of Board and EMC leadership as part of the succession planning process on an ongoing basis.

    The Board believes that EMC and its shareholders are best served at this time by having Joseph M. Tucci serve as our Chairman and CEO, and David N. Strohm, an independent director, serve as our Lead Director. Combining the roles of Chairman and CEO makes clear that we have a single leader who is directly accountable to the Board and, through the Board, to our shareholders. It establishes one voice who speaks for the Company to customers, employees, shareholders and other stakeholders. This structure reinforces Mr. Tucci's overall responsibility for the Company's business and strategy, under the oversight and subject to the review of the Board. It strengthens the Board and the Board's decision-making process because Mr. Tucci, who has first-hand knowledge of our operations and the major issues facing EMC, chairs the Board meetings where the Board discusses strategic and business issues. This structure also enables Mr. Tucci to act as the key link between the Board and other members of management. Finally, the combined roles facilitate an efficient Board process.

    Our Corporate Governance Guidelines provide that if the Chairman is not an independent director, then the independent directors will select a Lead Director. The Board believes that a Lead Director is an integral part of our Board structure and a critical aspect of effective corporate governance. Mr. Strohm has been our Lead Director since January 2006. Mr. Strohm brings considerable skills and experience, as described in "Election of Directors," to the role. In addition, Mr. Strohm is Chair of our Governance Committee, which affords him increased engagement with Board governance and composition. He has significant responsibilities, which are set forth in EMC's Corporate Governance Guidelines, and include:

    •
    Acting as a liaison between the independent directors and the Chairman;

    •
    Facilitating discussions among the independent directors on key issues and concerns outside of Board meetings;

    •
    Having the authority to call meetings of the independent directors;

    •
    In collaboration with the Chairman, setting an appropriate schedule of and standing agenda for Board meetings, as well as preparing agendas for Board meetings;

    •
    In collaboration with the Chairman, providing for the quality, quantity and timeliness of the flow of information from management to the Board that is necessary for the independent directors to effectively and responsibly perform their duties;

    •
    In collaboration with the Leadership and Compensation Committee, approving CEO goals, evaluating CEO performance, setting CEO compensation levels and reviewing CEO succession planning;

    •
    In collaboration with the Governance Committee, making recommendations to the Board regarding committee members and chairs and overseeing the performance evaluations of the Board, each of the applicable committees and the individual directors; and

    •
    Presiding at the meetings of the Board at which the Chairman is not present, including the executive sessions of the non-management directors (as defined in the listing standards of the NYSE) and independent directors, establishing the agendas for such executive sessions and providing appropriate feedback to the CEO regarding these meetings.

    Annually, the independent directors consider the role and designation of the Lead Director.

    In evaluating its leadership structure, the Board also considered that a substantial majority of our Board is comprised of independent directors and the Audit, Governance, and Leadership and Compensation Committees consist entirely of independent directors. The active involvement of the independent directors, combined with the qualifications and significant responsibilities of our Lead Director, promote strong, independent oversight of EMC's management and affairs.

  •
  Risk Oversight.  The Board of Directors is responsible for overseeing risk management at the Company. The Board regularly considers our risk profile when reviewing our overall business plan and strategy and when making decisions impacting the Company.

    The Governance Committee is responsible for overseeing the Board's execution of its risk management oversight responsibility. The management risk committee (the "MRC"), comprised of the Chief Financial Officer and the General Counsel, monitors and manages EMC's enterprise risk management program and reports directly to the Governance Committee and the Board of Directors.

    Compensation Risk.    The Leadership and Compensation Committee oversees the design and implementation of the incentives and risks associated with our compensation policies and practices. In 2010, the Committee evaluated our executive compensation program across the following categories: compensation mix, including the relative weightings of our executive officers' base salaries, cash incentive bonus opportunities and long-term equity incentives; long-term incentive plan design; short-term incentive plan design; performance metrics; the relationship between performance and payout, including maximum payouts; stock ownership guidelines; stock holding guidelines; change in control agreements; and compensation recovery policy. Among other things, the Committee noted the following:

    •
    Less than 20% of each executive officer's total annual compensation is provided through the cash bonus plans. These plans contain limits on the amount of compensation that can be earned for any year. Moreover, EMC incents executives through multiple cash bonus plans and multiple performance targets that are weighted differently under each plan.

    •
    The majority of EMC's executive compensation opportunity is provided in the form of a well-balanced portfolio of equity awards with multiple performance targets that are weighted differently under each plan, multi-year vesting schedules of up to five years and deferred vesting subject to continued employment with EMC to provide strong incentives for sustained performance and sustained shareholder value.

    •
    For many years, EMC has been committed to pay-for-performance. In line with this philosophy, the Committee grants equity awards with performance elements to focus executive officers on achieving strategic, operational and financial goals that will lead to long-term shareholder value and encourage our executive officers to take a long-term view of the business.

    •
    The financial targets used in the compensation program align with the Board-approved operating plan for the Company.

    •
    EMC has strong stock ownership guidelines, which were increased in 2010 by 30% to 650,000 shares for the CEO and by 25% to between 125,000 and 250,000 shares for the other executive officers, depending on their position. These guidelines help align the interests of our executive officers with shareholders' interests in the long-term performance of EMC stock.

    •
    EMC has strong stock holding guidelines under which each executive officer must hold throughout the year at least 75% of his or her total equity holdings (measured as of January 1). In addition, each executive officer may sell only a limited number of shares each quarter.

    •
    EMC has a long-standing clawback policy, with recovery of cash and equity incentive compensation applicable to all EMC employees.

    •
    EMC does not permit any employees to "hedge" ownership of EMC securities.

    •
    EMC's change in control agreements provide severance payments and vesting of equity awards only on a "double trigger" basis.

    •
    The compensation consultant only provides services for the Committee and is not permitted to provide any services to the Company unless pre-approved by the Committee.

    •
    The Committee has final authority in administering the plans and determining achievement of the financial metrics under the plans.

    The MRC also reviewed the compensation plans and programs for employees that could have a material impact on EMC. These plans and programs included those with significant financial incentives and a large number of participants, including all executive incentive plans, the management by objectives plan, the variable compensation plan and the sales compensation plans. The MRC considered whether any of these plans or programs may encourage inappropriate risk-taking; whether any plan may give rise to risks that are reasonably likely to have a material adverse effect on the Company; and whether it would recommend any changes to the plans. The MRC also considered any risk-mitigating controls, such as our clawback policy and stock ownership and holding guidelines. The MRC presented its conclusions for review by the Leadership and Compensation Committee.

    Other Risks.    In addition, each of the other standing committees of the Board regularly assesses risk in connection with executing their responsibilities. The Audit Committee discusses with management EMC's major financial risks and exposures and the steps management has taken to monitor and control such risks and exposures, including our policies with respect to risk assessment and risk management. The Mergers and Acquisitions Committee considers risks in connection with acquisitions, divestitures and investments. The Finance Committee considers risks in connection with matters related to the Company's capital structure, stock repurchase program and investment management policy.

    All of the committees report regularly to the Board of Directors on their activities. For more information, please see "Board Independence and Committees – Committees of the Board" beginning on page 26 of this Proxy Statement.

  •
  Succession Planning.  We engage in succession planning at all levels of the Company. With respect to Board succession planning, the Governance Committee regularly evaluates the size and composition of the Board, giving consideration to the changing circumstances of the Company and the then current Board membership. The Governance Committee and the Board of Directors regularly consider succession plans for membership of the Board committees and committee chairs as well as the needs of the Board on an ongoing basis.

    The Leadership and Compensation Committee regularly reviews EMC's CEO succession plan (both long- and short-term plans), considers candidates, reviews and monitors the career development of potential successors, considers the Company's needs in light of its strategic direction, and briefs the Board. The Board regularly reviews EMC's CEO succession plan in both plenary session and executive session. The Board also ensures that it has exposure to senior officers who have the potential to succeed the CEO and other senior management positions.

    In addition to CEO succession planning, we have a robust organization and talent review process to identify capabilities, opportunities and the readiness of high-potential employees.

    •
    Each year, every member of the executive leadership team meets with the CEO and the Executive Vice President, Human Resources, to assess the prior year's talent management actions; consider the strategy and goals of each executive's group in the context of EMC's overall strategy; analyze each group's structure and identify any gaps; develop a plan for each group by identifying the roles, responsibilities, priorities and actions needed to drive success in the coming year; and based on the plan, develop a strategy to build talent, including an assessment of bench strength, management of high-potential employees and alignment of the succession plan to EMC's business strategy.

    •
    The Leadership and Compensation Committee reviews in detail the results of the annual organization and talent review and also engages in talent management and succession planning discussions throughout the year.

    •
    The CEO discusses EMC's annual organization and talent review with the Board of Directors. The Board also regularly discusses succession planning throughout the year.

  •
  Annual Election of Directors.  Each director is required to stand for election annually.

  •
  Majority Vote for Directors.  A majority vote standard, as described in our Bylaws, applies to the election of directors. In addition, our Corporate Governance Guidelines require any incumbent nominee for director, other than in a Contested Election Meeting (as defined in our Bylaws), who does not receive more votes cast "for" his or her election than cast "against" his or her election to promptly tender his or her resignation. The Governance Committee will assess the appropriateness of the director continuing to serve and recommend to the Board the action to be taken regarding a tendered resignation. Set forth below are procedures of the Board and Governance Committee to be used if such majority vote policy is triggered:

  •
  In considering whether it is appropriate for a nominee to continue to serve as a director, the Governance Committee will act promptly and consider all factors deemed relevant, including any known reasons why shareholders voted "against" the director, the length of service and qualifications of the director in question, the director's contributions to EMC, the director's particular area of expertise or experience, and compliance with listing standards;

  •
  The Board will act on the Governance Committee's recommendation promptly, but in any event not later than 90 days following the certification of the shareholder vote. The Board will consider the factors considered by the Governance Committee and any other factors it deems relevant. Board action may include acceptance of the tendered resignation, adoption of measures designed to address the issues underlying the "against" votes for such director or rejection of the tendered resignation. Following the Board's decision, EMC will promptly disclose the Board's decision and process (including, if applicable, the reasons for rejecting the tendered resignation) in a periodic or current report filed with the SEC;

    •
    If a director's resignation is accepted by the Board, the Board will determine whether to fill such vacancy or to reduce the size of the Board; and

    •
    The process described above of determining whether or not to accept a tendered resignation will be managed by the independent directors. Further, any director who tenders his or her resignation pursuant to EMC's majority vote policy will not participate in the Governance Committee recommendation or Board consideration regarding whether or not to accept the tendered resignation. If a majority of the members of the Governance Committee receive more votes cast "against" than "for" at the same election, then the independent directors who are on the Board who did not receive such votes will consider the tendered resignations.

  •
  Board Self-Assessments.  The Governance Committee, together with the Lead Director, oversees an annual evaluation process as follows:

  •
  Each director evaluates the Board as a whole;

  •
  Each member of the standing committees of the Board of Directors evaluates the committees on which he or she serves; and

  •
  Each director prepares an individual self-evaluation.

    After these evaluations are complete, the results are discussed by the Board and each committee and with each individual director, as applicable, and, if necessary, action plans are developed.

  •
  Executive Sessions of Non-Management Directors.  The non-management directors meet in executive session in connection with each regularly scheduled Board meeting, and the independent directors meet in executive session at least once each year. The Lead Director acts as presiding director for such executive sessions.

  •
  Shareholder Communications.  To enable open communications, EMC provides various means for shareholders and other interested parties to contact the non-management directors, the Audit Committee and the Leadership and Compensation Committee (see "Board Independence and Committees – Communications with the Board" below). The Board strives to provide clear, candid and timely responses to any substantive communication it receives. In order to build constructive, informed relationships with shareholders and encourage transparency and accountability, directors may also be available for dialogue with shareholders from time to time, as appropriate. During 2010, members of the Board and EMC management dialogued and met with stakeholders on a variety of topics. In addition to these communications, it is the Board's policy in accordance with our Corporate Governance Guidelines to provide a response to any shareholder proposal that receives a majority vote.

  •
  Director Continuing Education.  The Board believes that director education is integral to Board and committee performance and effectiveness. The Board's director orientation program emphasizes EMC's business and strategic plans, and includes site visits, presentations and meetings with management. Directors are also expected to participate in continuing educational programs in order to maintain the necessary level of expertise to perform their responsibilities as directors.

  •
  Director Stock Ownership Guidelines.  The Board believes that non-management directors should hold a significant equity interest in EMC. We have had director stock ownership guidelines in place for many years. Under these guidelines, each non-management director is expected to own, within three years after becoming a director, shares of EMC common stock with a value equal to five times the annual Board retainer, excluding any committee retainers or fees. As of March 1, 2011, all of the non-management directors are in compliance with these guidelines. We also have executive stock ownership guidelines – for more information, please see "Compensation Discussion and Analysis – Stock Ownership Guidelines" on page 52 of this Proxy Statement.

  •
  Sustainability.  The Governance Committee is responsible for overseeing EMC's sustainability program which focuses on four key areas: environmental stewardship, an inclusive global workforce, education and strong corporate governance. We believe that integrating environmental, social and financial considerations in our business strategy and decisions is integral to growing the success of EMC, and benefits our shareholders, employees, customers, suppliers and communities. By developing sustainable business practices throughout EMC and helping our customers optimize their data centers and their businesses, we create competitive advantage, build trust and pave the way for continued long-term corporate success. For more information, please see www.emc.com/about/sustainability/index.htm.

  •
  Political Contributions.  For many years, we have disclosed our corporate political contributions on our website. In the interests of even greater transparency, in 2011, we began disclosing membership dues we paid to major trade associations and the percentage of such dues that is used for political spending. For more information, please see www.emc.com/about/sustainability/governance-integrity/ethics.htm.

  •
  Simple Majority Vote.  There are no supermajority voting requirements in our Articles of Organization or Bylaws.

BOARD INDEPENDENCE AND COMMITTEES

        The Board has a substantial majority of directors who are independent under the NYSE's director independence standards and EMC's Categorical Standards of Independence.

        EMC has adopted Categorical Standards of Independence, which are available at www.emc.com/about/investor-relations/governance/corporate-governance.htm and are also attached as Exhibit C to this Proxy Statement, to assist it in assessing director independence. Pursuant to these standards, the Board broadly considers all relevant facts and circumstances in its determination of independence of all Board members (including any relationships set forth in this Proxy Statement under the heading "Certain Transactions"). EMC's Board of Directors has affirmatively determined that the following directors (and former director) have no direct or indirect material relationship with EMC, and therefore are independent under our Categorical Standards and the NYSE listing standards: Michael W. Brown, Randolph L. Cowen, Michael J. Cronin, Gail Deegan, James S. DiStasio, W. Paul Fitzgerald, Edmund F. Kelly, Windle B. Priem, Paul Sagan and David N. Strohm. Mr. Fitzgerald resigned from the Board of Directors in March 2010.

        In determining that the above-mentioned directors are independent, the Board considered transactions during 2010 between EMC and companies with which Messrs. Kelly and Sagan are affiliated as executive officers and determined that the amount of business between EMC and these companies fell below the thresholds in EMC's Categorical Standards of Independence. These transactions include a small amount of insurance coverage in EMC's professional liability insurance program provided by Liberty Mutual Group, of which Mr. Kelly is Chairman and CEO. The Board considered transactions during 2010 between EMC and companies, universities, hospitals and other organizations with which Messrs. Brown, Cowen, Cronin, DiStasio, Kelly, Priem, Sagan and Strohm, and Ms. Deegan, are affiliated as directors, trustees or members of an advisory board and determined that these relationships were not material. The Board considered that EMC made donations to charities with which Messrs. Cowen, Kelly and Priem are affiliated as directors or trustees, and determined that the amount of the donations fell below the thresholds in EMC's Categorical Standards of Independence. In addition, the Board considered that John R. Egan, a director of EMC, is the nephew of Mr. Fitzgerald, and that Mr. Fitzgerald's son and son-in-law are employed by EMC, and determined that these relationships did not impair his independence. Further discussion of these transactions can be found under "Certain Transactions" below.

Board Meetings

        During the fiscal year ended December 31, 2010, EMC's Board of Directors held 8 meetings. No director attended less than 75% of the Board meetings and committee meetings which were held during the period in which he or she was a director of EMC and in which he or she was a member of such committees.

Attendance at Annual Meeting of Shareholders

        EMC's Corporate Governance Guidelines provide that each director is expected to attend the Annual Meeting of Shareholders. All of the then current directors attended the 2010 Annual Meeting of Shareholders.

Committees of the Board

        The Board of Directors has established five standing committees: the Audit Committee, the Governance Committee, the Finance Committee, the Leadership and Compensation Committee and the Mergers and Acquisitions Committee. The Audit, Compensation, and Governance Committees consist entirely of independent directors, and members of the Audit Committee meet additional, heightened independence criteria applicable to audit committee members under the NYSE listing standards. Generally, a director is a member of no more than two required committees. Each committee operates pursuant to a written charter that is available on our website at www.emc.com/about/investor-relations/governance/corporate-governance.htm. The membership of each committee is listed below.

Audit	Corporate Governance and Nominating	Finance	Leadership and Compensation	Mergers and Acquisitions
Gail Deegan[1]	David N. Strohm[1]	Michael W. Brown[1]	Windle B. Priem[1]	John R. Egan[1]
Michael W. Brown	Gail Deegan	John R. Egan	Michael W. Brown	Michael W. Brown
Michael J. Cronin	Windle B. Priem	Edmund F. Kelly	Randolph L. Cowen	Randolph L. Cowen
James S. DiStasio[2]		Joseph M. Tucci	David N. Strohm	Michael J. Cronin
Windle B. Priem				Paul Sagan
David N. Strohm
Joseph M. Tucci

1
Chair
2
Mr. DiStasio was appointed to the Audit Committee in March 2010.

        •  Audit Committee:    This committee reviews with management and EMC's auditors EMC's financial statements, the accounting principles applied in their preparation, the scope of the audit, any issues raised by the auditors regarding EMC's financial statements and its accounting controls and procedures, EMC's risk assessment and risk management policies, EMC's worldwide corporate compliance program, the independence of EMC's auditors, EMC's internal controls, EMC's policy pertaining to related person transactions, the other matters as set forth in its charter, and such other matters as the committee deems appropriate. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of EMC's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for EMC and pre-approves all such audit, review or attest engagements. The Audit Committee also pre-approves non-audit services to be performed by its independent auditors in accordance with the committee's pre-approval policy.

        The Board of Directors has determined, in accordance with the rules of the SEC, that each of Ms. Deegan and Messrs. Brown, Cronin, DiStasio and Priem is an "audit committee financial expert."

        During 2010, senior members of EMC's financial and legal management participated in each of the Audit Committee's regularly scheduled meetings. During the course of the year, the Audit Committee had separate executive sessions with EMC's General Counsel (who is also our chief compliance officer), independent auditors and internal auditors at which candid discussions regarding legal matters, our corporate compliance program, financial reporting, internal controls and accounting systems and processes took place. The Audit Committee discussed with EMC's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee also met on a regular basis without members of management or the Company's independent auditors.

        The Audit Committee has reviewed with senior members of management EMC's policies and practices regarding risk assessment and risk management. The Audit Committee has also reviewed the adequacy and effectiveness of EMC's legal, regulatory and ethical compliance programs, including our Business Conduct Guidelines.

        •  Corporate Governance and Nominating Committee:    This committee oversees and advises the Board on corporate governance matters and assists the Board in identifying and recommending qualified Board candidates. The Governance Committee also reviews and makes recommendations to the Board on the size and composition of the Board, standards to be applied by the Board in making independence determinations, assignments to committees of the Board and resignations of directors, when appropriate. The Governance Committee oversees the evaluation of the Board, the committees and individual directors and monitors possible conflicts of interest of directors and senior executives. In addition, the Governance Committee oversees the Board's execution of its risk management oversight responsibility, including receiving reports from the management risk committee, and oversees and makes recommendations to the Board regarding shareholder proposals and sustainability matters.

        The Governance Committee periodically reviews and assesses the skills and characteristics it believes are or may be required on the Board based on the changing needs of the business. The Governance Committee identifies Board candidates through numerous sources, including recommendations from directors, executive officers and shareholders of EMC, as well as through the use of executive search firms. The Governance Committee seeks to have available to it qualified candidates from a broad pool of individuals with a range of talents, experience, backgrounds and perspectives. The Governance Committee evaluates identified Board candidates based on the criteria established and periodically reviewed by the committee and approved by the Board. The Governance Committee seeks to identify those individuals most qualified to serve as Board members and considers many factors with regard to each candidate. For more information, please see "Election of Directors" on page 1 of this Proxy Statement. Selected candidates are interviewed by members of the committee and certain other Board members. Based on the foregoing, the Governance Committee makes recommendations to the Board regarding director nominees.

        EMC shareholders may recommend individuals to the Governance Committee for consideration as potential director candidates by submitting their names and appropriate background and biographical information to the Governance Committee, 176 South Street, Hopkinton, Massachusetts 01748. Assuming that the appropriate information has been timely provided, the Governance Committee will consider these candidates substantially in the same manner as it considers other Board candidates it identifies. EMC shareholders may also nominate director candidates by following the advance notice provisions of EMC's Bylaws as described under "Business and Nominations for the 2012 Annual Meeting" on page 80 of this Proxy Statement.

        •  Finance Committee:    This committee oversees and reviews with management matters related to the enhancement of the capital structure of EMC and its subsidiaries, including the issuance and restructuring of EMC's equity and debt, issuance of our subsidiaries' equity (including the equity of VMware, Inc. ("VMware")), the redemption of any of EMC's bonds or convertible notes which may be outstanding from time to time, and EMC's investment management policy. The Finance Committee also oversees any common stock repurchase or VMware Class A common stock purchase programs which may exist from time to time.

        •  Leadership and Compensation Committee:    This committee sets EMC's executive compensation philosophy and objectives, recommends compensation for non-employee directors, sets the compensation of the Chairman and CEO, reviews and approves the goals and objectives relevant to the compensation of the Chairman and CEO and evaluates his performance, including his performance relative to his respective goals and objectives as well as his overall performance. The Compensation Committee also reviews and approves the compensation of EMC's other executive officers, oversees the incentives and risks associated with the Company's compensation policies and practices, and oversees regulatory compliance of compensation matters. For more information on compensation risk oversight, please see "Corporate Governance" on page 20 of this Proxy Statement. The Compensation Committee annually reviews EMC's equity plans, approves grants under EMC's equity plans and has the authority to administer and interpret the provisions of EMC's equity, deferred compensation, 401(k) and other plans. The Compensation Committee also oversees and reports to the Board on succession planning for the CEO and other senior management positions.

        The Compensation Committee has engaged Towers Watson & Co. ("Towers Watson") as its compensation consultant. Towers Watson works at the direction of the Compensation Committee and reports directly to the Compensation Committee. For more information, please see "Compensation Discussion and Analysis – Role of Compensation Consultant" on page 54 of this Proxy Statement.

        The Compensation Committee may incorporate certain metrics which are part of EMC's operating plan into the compensation program for EMC's executive officers. In this regard, the Board of Directors is involved in setting executive compensation. Subject to compensation parameters approved by the Compensation Committee, our CEO and CFO set the performance goals under our business unit incentive compensation plans. These goals are aligned with EMC's operating plan. In addition, our CEO, subject to compensation parameters approved by the Compensation Committee, approves the individual performance goals under our Management by Objectives Plan for our executive officers. Our CEO also presents recommendations regarding the compensation of our executive officers to the Compensation Committee for approval. The Executive Vice President, Human Resources, assists our CEO and CFO in performing their compensation-related responsibilities and also assists the Compensation Committee in fulfilling its functions.

        For more information on the Compensation Committee's responsibilities and our compensation program, please see "Corporate Governance" and "Compensation Discussion and Analysis" beginning on pages 20 and 34, respectively, of this Proxy Statement.

          Leadership and Compensation Committee Interlocks and Insider Participation

        None of the Compensation Committee members has ever been an officer or employee of EMC. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has an executive officer serving as a member of our Board or Compensation Committee.

        •  Mergers and Acquisitions Committee:    This committee reviews and approves (or recommends that the Board approve) potential acquisitions, divestitures and investments. The Mergers and Acquisitions Committee also evaluates the execution, financial results and integration of completed acquisition transactions.

Communications with the Board

        EMC shareholders and all other interested parties can report concerns or complaints about EMC's accounting, internal accounting controls or auditing matters directly to the Audit Committee. Questions or concerns about compensation matters can be sent directly to the Compensation Committee. Communications can also be sent directly to the non-management directors. Information on how to contact the Audit Committee, the Compensation Committee and the non-management directors is set forth below and at www.emc.com/about/investor-relations/governance/contact-board.htm. For more information on the Board's engagement with shareholders, please see "Corporate Governance – Shareholder Communications" on page 24 of this Proxy Statement.

Audit Committee	Leadership and Compensation Committee	Non-Management Directors

By mail: c/o Alertline PMB 3767 13950 Ballantyne Corporate Place Charlotte, NC 28277	By mail: c/o Alertline PMB 3767 13950 Ballantyne Corporate Place Charlotte, NC 28277	By mail: c/o Alertline PMB 3767 13950 Ballantyne Corporate Place Charlotte, NC 28277

By e-mail: AuditCommitteeChairman@emc.com	By e-mail: CompensationCommitteeChairman@emc.com	By e-mail: nonmngtdirectors@emc.com

        Communications received electronically will be accessed directly by, and communications received by mail will be forwarded directly to, the Audit Committee and the Compensation Committee, as appropriate. Communications addressed to the non-management directors will be accessed directly by or forwarded directly to the Governance Committee. The committees will forward these communications to other directors, members of EMC management or such other persons as they deem appropriate. The committees or, if appropriate, EMC management, will respond in a timely manner to any substantive communications from a shareholder or an interested party.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information about the beneficial ownership of common stock owned on March 1, 2011 (i) by each person who is known by EMC to own beneficially more than 5% of the common stock, (ii) by each of EMC's directors and nominees for director, (iii) by each of the Named Executive Officers (as defined below) and (iv) by all directors and executive officers of EMC as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned[1]		Percent of Outstanding Shares
Capital World Investors	142,365,000	[2]	6.9%
Michael W. Brown3,[4]*	90,000		**
Jeremy Burton4,[5]	20,000		**
Randolph L. Cowen4,[6]*	30,000		**
Michael J. Cronin4,[7]*	180,000		**
Gail Deegan4,[8]*	168,500		**
James S. DiStasio4,[9]*	10,000		**
John R. Egan4,[10]*	1,655,549		**
Howard D. Elias4,[11]	1,054,050		**
Patrick P. Gelsinger4,[12]	173,504		**
David I. Goulden4,[13]	1,427,615		**
Edmund F. Kelly4,[14]*	60,000		**
Windle B. Priem4,[15]*	190,000		**
Paul Sagan4,[16]*	50,000		**
David N. Strohm4,[17]*	431,601		**
William J. Teuber, Jr.4,[18]	1,444,230		**
Joseph M. Tucci4,[19]*	4,848,002		**
All directors and executive officers as a group (22 persons)[20]	15,314,002		**

*
Nominee for director

**
Less than 1%

1
Except as otherwise noted, all persons have sole voting and investment power of their shares. All amounts shown in this column include shares obtainable upon exercise of stock options currently exercisable or exercisable within 60 days of the date of this table.

2
Based solely on the Schedule 13G/A filed by Capital World Investors with the SEC on February 14, 2011. The Schedule 13G/A provides that Capital World Investors beneficially owns in the aggregate 142,365,000 shares of common stock and that it has sole power to vote or direct the voting of 142,365,000 of such shares and to dispose or direct the disposition of 142,365,000 of such shares. Capital World Investors is deemed to be the beneficial owner of the shares as a result of Capital Research and Management Company acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

3
Mr. Brown is deemed to own 50,000 of these shares by virtue of options to purchase these shares.

4
Does not include restricted stock units held by the following individuals: Mr. Brown (10,000); Mr. Burton (260,000); Mr. Cowen (10,000); Mr. Cronin (10,000); Ms. Deegan (10,000); Mr. DiStasio (10,000); Mr. Egan (10,000); Mr. Elias (343,225); Mr. Gelsinger (595,000); Mr. Goulden (343,225); Mr. Kelly (10,000); Mr. Priem (10,000); Mr. Sagan (10,000); Mr. Strohm (10,000); Mr. Teuber (356,690); and Mr. Tucci (853,770). The restricted stock units held by

  Messrs. Brown, Cowen, Cronin, DiStasio, Egan, Kelly, Priem, Sagan and Strohm and Ms. Deegan will vest on April 29, 2011.

5
Mr. Burton is deemed to own 20,000 of these shares by virtue of options to purchase these shares.

6
Mr. Cowen is deemed to own 20,000 of these shares by virtue of options to purchase these shares.

7
Mr. Cronin is deemed to own 150,000 of these shares by virtue of options to purchase these shares.

8
Ms. Deegan is deemed to own 90,000 of these shares by virtue of options to purchase these shares.

9
Mr. DiStasio is deemed to own 10,000 of these shares by virtue of options to purchase these shares.

10
Mr. Egan is deemed to own 130,000 of these shares by virtue of options to purchase these shares.

11
Mr. Elias is deemed to own 852,893 of these shares by virtue of options to purchase these shares.

12
Mr. Gelsinger is deemed to own 100,000 of these shares by virtue of options to purchase these shares.

13
Mr. Goulden is deemed to own 1,232,893 of these shares by virtue of options to purchase these shares.

14
Mr. Kelly is deemed to own 30,000 of these shares by virtue of options to purchase these shares.

15
Mr. Priem is deemed to own 20,000 of these shares by virtue of options to purchase these shares.

16
Mr. Sagan is deemed to own 30,000 of these shares by virtue of options to purchase these shares.

17
Mr. Strohm is deemed to own 111,600 of these shares by virtue of options to purchase these shares.

18
Mr. Teuber is deemed to own 1,017,488 of these shares by virtue of options to purchase these shares.

19
Mr. Tucci is deemed to own 3,517,805 of these shares by virtue of options to purchase these shares.

20
Includes 10,017,616 shares of common stock beneficially owned by all executive officers and directors as a group by virtue of options to purchase these shares. Excludes shares as to which such individuals have disclaimed beneficial ownership. Excludes 4,459,556 restricted stock units held by all executive officers and directors as a group.

        The address of all persons listed above, other than Capital World Investors, is c/o EMC Corporation, 176 South Street, Hopkinton, Massachusetts 01748. The address of Capital World Investors is 333 South Hope Street, Los Angeles, California 90071.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth certain information regarding EMC's equity compensation plans as of December 31, 2010.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights[1]	Weighted- average exercise price per share of outstanding options, warrants and rights[1]	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	147,595,924	16.76	65,099,565	[2]
Equity compensation plans not approved by security holders[3]	10,000	15.60	—

Total:	147,605,924	16.76	65,099,565

1
Does not include an aggregate of 24,810,249 shares of common stock to be issued (subject to vesting) upon the exercise of outstanding option grants, with a weighted-average exercise price of $6.09 per share, assumed by EMC in connection with various acquisitions. The option plans relating to such outstanding options were approved by the respective security holders of the acquired companies.

2
Includes 21,724,760 shares of common stock available for future issuance under our Amended and Restated 1989 Employee Stock Purchase Plan.

3
In January 2002, EMC entered into a Stock Option Agreement with its Secretary pursuant to which EMC granted to such person non-qualified options to purchase 10,000 shares of common stock. Such option grant did not receive shareholder approval. The options are exercisable in annual increments of 20% over a five-year period and will expire on the tenth anniversary of the grant date; provided, however, that if the option holder ceases to serve as an officer of EMC for any reason, the options will terminate on the date such service terminates with respect to any shares subject to the options, whether such shares are vested or unvested on such date. The exercise price for the options is $15.60 per share. As of December 31, 2010, an aggregate of 10,000 shares of common stock were issuable upon the exercise of the options.

 LEADERSHIP AND COMPENSATION COMMITTEE REPORT

        The Leadership and Compensation Committee of EMC has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Leadership and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

                      LEADERSHIP AND COMPENSATION COMMITTEE

                      Windle B. Priem, Chair
                      Michael W. Brown
                      Randolph L. Cowen
                      David N. Strohm

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

        Our executive compensation program is designed to hold people accountable for results over the long term and reward them for consistently strong execution.

Pay-for-Performance Philosophy

        In keeping with our results-driven culture, the Compensation Committee expects our executives to deliver superior performance in a sustained fashion. As a result, a substantial portion of our executives' overall compensation is tied to performance. The Compensation Committee links their compensation to the attainment of challenging goals that will drive EMC to achieve profitable revenue growth and market share gains, while expanding the global market opportunity for our product, technology and services portfolio. The Board and the Compensation Committee emphasize revenue, profitability and cash flow metrics because they believe that solid performance in these areas will lead to long-term shareholder value.

        Equity is a key component of our compensation program. We believe strongly that equity awards serve to align the interests of our executives with those of our shareholders. We use many forms of equity to motivate our executives. The Compensation Committee considers strategic, operational and financial goals and multi-year vesting to create incentives for our executives to sustain performance over the long term as well as to encourage retention.

Business Results

        EMC's vision is to be the undisputed leader in enabling hybrid cloud computing through infrastructure and application transformation. To make this vision a reality, we have spent the last several years building our portfolio of virtualization, information storage, information protection, information security, and information management and intelligence technologies, products and services. We now have what we believe to be the deepest knowledge, broadest product portfolio and strongest partnerships in the IT industry to lead our customers on the evolutionary journey to the hybrid cloud.

        We firmly believe our vision and strategy are on target. Customers find our vision compelling and our history of execution impressive. Our ability to sustain profitable growth has produced a track record that few large, high-tech companies can match. From 2004 through 2010, EMC's revenue has grown at a compound annual rate of 12.9% and non-GAAP net income has grown at a compound annual rate of 17.5%. In 2010, we executed our triple play, simultaneously gaining market share, reinvesting substantially in our business and delivering improved profitability. Furthermore, in 2010, we achieved all-time record revenue, profit and free cash flow:

  •
  Our total consolidated revenue was $17 billion, a 21% increase from 2009;

  •
  Our non-GAAP net income was $2.7 billion, a 46% increase from 2009;

  •
  Our non-GAAP earnings per share was $1.26, a 40% increase from 2009; and

  •
  Our free cash flow was $3.4 billion, a 31% increase from 2009.

A reconciliation of our GAAP results to our non-GAAP results can be found in Exhibit D to this Proxy Statement.

        Our record of achievement is the direct result of our seasoned and adaptable executive team, our ability to attract, develop and retain highly-skilled and dedicated people, and the thorough engagement of the Board's well informed and independent Leadership and Compensation Committee, which is committed to pay-for-performance.

2010 Executive Compensation Program

        The Compensation Committee approved an executive compensation program for 2010 that implements our pay-for-performance philosophy. Under this program, our executive officers receive base salary and are eligible to receive cash bonuses and equity awards.

        The Compensation Committee uses cash bonuses to drive the achievement of performance goals that impact the accomplishment of EMC's long-term strategic objectives. Under our executive compensation program, our executive officers will receive cash bonuses only if they attain challenging performance goals set by the Compensation Committee, with limits on the amount of compensation that can be earned for any year.

        As discussed above, EMC achieved superior financial performance in 2010 and the executive officers achieved 106%, 113% and 113% of the challenging revenue, earnings per share ("EPS") and free cash flow targets established by the Compensation Committee, respectively. Accordingly, the Named Executive Officers (as defined below) received the following cash compensation in 2010:

Name	Base Salary ($)	Cash Bonus ($)	Total ($)
Joseph M. Tucci*	1,000,000	2,592,000	3,592,000
David I. Goulden	600,000	1,256,500	1,856,500
William J. Teuber, Jr.	700,000	1,219,289	1,919,289
Howard D. Elias	600,000	1,233,796	1,833,796
Patrick P. Gelsinger	600,000	1,232,414	1,832,414
Jeremy Burton**	394,231	741,667	1,135,898

*
Mr. Tucci's base salary and target cash bonus have not increased since 2001.

**
Reflects Mr. Burton's salary and bonus from March 2010, when he joined EMC, through December 2010. Excludes one-time new hire sign-on bonus of $400,000.

        The Compensation Committee uses equity incentives to drive the achievement of EMC's long-term strategic goals and align our executives' interests with those of EMC shareholders. For the fourth consecutive year, 60% of the equity awards granted to our executive officers in 2010, except for new hire grants, will vest only if the Company achieves challenging annual revenue and EPS goals in 2011. All or a portion of these awards will be forfeited if the performance goals are not met. If the performance goals are achieved and such awards become eligible to vest, they do so over the two- to three-year period following the achievement of these goals. As in prior years, we also granted time-based equity awards that vest over a four- or five-year period to promote retention. The Named Executive Officers received the following equity awards in 2010:

Name	Performance Stock Units	Performance Stock Options	Time-Based Stock Units	Time-Based Stock Options
Joseph M. Tucci	210,000	105,000	140,000	70,000
David I. Goulden	72,000	36,000	48,000	24,000
William J. Teuber, Jr.	72,000	36,000	48,000	24,000
Howard D. Elias	72,000	36,000	48,000	24,000
Patrick P. Gelsinger	72,000	36,000	48,000	24,000
Jeremy Burton*	36,000	18,000	224,000	112,000

*
200,000 of the time-based stock units and 100,000 of the time-based stock options reflect one-time grants as part of Mr. Burton's new hire employment package.

Other Compensation Practices

        The Leadership and Compensation Committee reviews our executive compensation program on an ongoing basis. Highlights of our executive compensation program include:

  •
  No Pension or SERPs.  We do not provide our executive officers with a defined benefit pension plan, any supplemental executive retirement plans or retiree health benefits. EMC employees, including the executive officers, may participate in our 401(k) plan.

  •
  Compensation Recovery Policy.  We have a long-standing clawback policy applicable to all employees that allows us to recoup previously paid cash and equity incentive compensation.

  •
  Stock Ownership Guidelines.  We have rigorous stock ownership guidelines to further align our executive officers' interests with those of our shareholders, including a guideline of 650,000 shares for our CEO.

  •
  Stock Holding Guidelines.  We have strong stock holding guidelines under which each executive officer must hold throughout the year at least 75% of his or her total equity holdings (measured as of January 1). In addition, each executive officer may sell only a limited number of shares each quarter.

  •
  Succession Planning.  The Leadership and Compensation Committee reviews our CEO succession plan (both long- and short-term plans), considers candidates, reviews and monitors the career development of potential successors, considers the Company's needs in light of its strategic direction and briefs the Board.

  •
  Change in Control Agreements.  Our change in control agreements provide severance payments and accelerated vesting of equity awards only on a "double trigger" basis.

  •
  No Tax Gross-Ups.  Tax gross-ups are not provided to our executive officers for personal expenses or in the event of a change in control.

  •
  Accessible Leadership and Compensation Committee.  To encourage and facilitate dialogue between our shareholders and the Compensation Committee about our executive compensation policies and practices, we have established direct lines of communication for our shareholders to the Compensation Committee, including a direct e-mail address.

  •
  Independent Compensation Consultant.  The Compensation Committee's compensation consultant provides services only for the Compensation Committee and is not permitted to provide any services to the Company unless pre-approved by the Compensation Committee.

  •
  Risk Oversight.  The Leadership and Compensation Committee oversees and evaluates the design and implementation of the incentives and risks associated with our compensation policies and practices.

        The Compensation Committee believes that the actions described above clearly demonstrate the Company's commitment to and consistent execution of an effective pay-for-performance executive compensation program in 2010. For more information, please see the discussion below.

 Named Executive Officers

        The executive officers who appear in the Summary Compensation Table for 2010 are:

Name	Title
Joseph M. Tucci	Chairman, President and Chief Executive Officer
David I. Goulden	Executive Vice President and Chief Financial Officer
William J. Teuber, Jr.	Vice Chairman
Howard D. Elias	President and Chief Operating Officer, EMC Information Infrastructure and Cloud Services
Patrick P. Gelsinger	President and Chief Operating Officer, EMC Information Infrastructure Products
Jeremy Burton	Executive Vice President and Chief Marketing Officer

        These individuals are referred to collectively in this Proxy Statement as the "Named Executive Officers."

Objectives of EMC's Executive Compensation Program

        The objectives of EMC's executive compensation program are to:

  •
  motivate executives to achieve EMC's strategic, operational and financial goals;

  •
  reward superior performance;

  •
  attract and retain exceptional executives; and

  •
  align the interests of executives and EMC shareholders.

        These objectives are discussed below for each element of EMC's executive compensation program.

Overview of EMC's Executive Compensation Program

        The primary elements of EMC's executive compensation program are base salary, cash incentive bonus and equity incentives. These three elements are the principal means by which we compensate the Named Executive Officers.

        The Compensation Committee focuses on the relative weightings of our executives' base salaries, cash incentive bonus opportunity and equity grants and designs the executive compensation program to give significant weight to the equity and cash incentive bonus components of the program.

        Set forth below is a summary of the relative weights given to each component of the 2010 compensation opportunities for Mr. Tucci and the other Named Executive Officers.

CEO

Other NEOs*

*
Excludes compensation to Mr. Burton due to his partial year compensation and his one-time new hire package.

        For purposes of determining the percentages shown above for the annual compensation opportunities of the Named Executive Officers, it is assumed that cash bonuses will be earned at target levels, stock options have a value determined by an option pricing model and restricted stock units have a value equal to the underlying value of the stock on the date the grant was approved. Since these awards have both upside opportunities and downside risk, these percentages may not reflect the actual amounts realized.

        The emphasis on the equity incentives and cash incentive bonus components of the executive compensation program reflects our belief that a large portion of an executive's compensation should be performance-based. This compensation is performance-based because vesting and payment are tied to the achievement of individual or corporate performance goals, and with respect to the equity awards, the value to the recipient fluctuates with the price of our common stock. The Compensation Committee believes that the equity incentives are particularly significant because they drive the achievement of EMC's long-term strategic goals and align the executives' interests with those of EMC shareholders, while the cash incentive bonus drives the achievement of shorter-term performance goals that impact the accomplishment of EMC's long-term strategic objectives.

Elements of EMC's Executive Compensation Program

Base Salary

        In general, the base salary of each of the Named Executive Officers is determined by evaluating the executive officer's responsibilities, experience, impact on EMC's results and the salaries paid to executive officers in comparable positions by our peer group. We use base salary to compensate our executive officers for performing their day-to-day responsibilities. Base salary adjustments are considered annually and take into account changes in the executive officer's responsibilities and performance and the current competitive marketplace and economy.

        The Named Executive Officers' 2010 and 2011 base salaries are set forth below:

Name	2010 Base Salary ($)		2011 Base Salary ($)
Joseph M. Tucci*	1,000,000		1,000,000
David I. Goulden	600,000		600,000
William J. Teuber, Jr.	700,000		700,000
Howard D. Elias	600,000		600,000
Patrick P. Gelsinger	600,000		600,000
Jeremy Burton	394,231	**	500,000

*
Mr. Tucci's base salary has not increased since 2001.

**
Reflects amounts paid to Mr. Burton from March 2010, when he joined EMC, through December 2010. Mr. Burton's annualized base salary was $500,000 for 2010.

Cash Bonus Plans

        More than 75% of our employees, including the Named Executive Officers, participate in our cash bonus plans under which the payment of bonuses is contingent upon the achievement of pre-determined performance goals. Our cash bonus plans are designed to motivate our executive officers and other employees to achieve specified corporate, business unit, individual, strategic, operational and other financial performance goals. Our cash bonus plans require a threshold level of performance to be achieved before any payments are made and may provide for additional payments for superior performance. As described below, the mix of cash bonus plans, the different types of performance goals and the weights assigned to each of such goals varies among the Named Executive Officers based on each individual's role and responsibility within EMC.

        Each year, the Compensation Committee approves each Named Executive Officer's cash bonus opportunity. In determining the cash bonus opportunity, the Compensation Committee considers a number of factors, including EMC's performance, the individual's performance and the performance of the business unit or function for which the individual is responsible, the individual's experience, similar compensation opportunities that may be payable to similarly situated executives internally and externally, changes in the competitive marketplace and the economy, and the other elements of compensation payable by EMC to the individual.

        The Named Executive Officers' 2010 and 2011 total target annual bonus opportunities are set forth below:

Name	2010 Total Target Annual Bonus Opportunity ($)		2011 Total Target Annual Bonus Opportunity ($)
Joseph M. Tucci*	1,440,000		1,440,000
David I. Goulden	700,000		700,000
William J. Teuber, Jr.	700,000		700,000
Howard D. Elias	700,000		700,000
Patrick P. Gelsinger	700,000		700,000
Jeremy Burton	408,333	**	500,000

*
Mr. Tucci's total target annual bonus opportunity has not increased since 2001.

**
Mr. Burton joined EMC in March 2010. As a result, he was only eligible to earn a portion of his total 2010 target annual bonus opportunity of $500,000.

2010 Cash Bonus Plans

        For 2010, the Compensation Committee approved three cash bonus plans in which the Named Executive Officers were eligible to participate: the Corporate Incentive Plan, the Management by Objectives Plan and the Information Storage Incentive Plan. The Corporate Incentive Plan is intended to incent the achievement of financial metrics for the Company that are aligned with the annual operating plan set by the Board. The Management by Objectives Plan is intended to incent the achievement of strategic, operational and functional goals. The Information Storage Incentive Plan is intended to incent the achievement of the financial metrics for our Information Storage business that are aligned with the annual operating plan set by the Board.

        The Compensation Committee determined that the vast majority of the bonus opportunity for Messrs. Tucci, Goulden and Burton should be allocated to the Corporate Incentive Plan since, in their respective roles, they have responsibility for, and a significant impact on, EMC's overall corporate performance and achievement of long-term objectives, and the remaining portion of their respective bonus opportunity should be allocated to the Management by Objectives Plan to focus on the achievement of various strategic, operational and functional goals. For Messrs. Teuber, Elias and Gelsinger, the Compensation Committee determined that 50% of their target bonus opportunity should be allocated to the Corporate Incentive Plan since they influence EMC's overall corporate performance, 30% of their target bonus opportunity should be allocated to the Information Storage Incentive Plan since they have a significant impact on EMC's Information Storage business, and the remainder of their target bonus opportunity should be allocated to the Management by Objectives Plan.

        The annual target bonus opportunity for each of the bonus plans in which the Named Executive Officers participated in 2010 is set forth below.

Name	Corporate Incentive Plan ($)	Management by Objectives Plan ($)	Information Storage Incentive Plan ($)
Joseph M. Tucci	1,152,000	288,000	n/a
David I. Goulden	560,000	140,000	n/a
William J. Teuber, Jr.	350,000	140,000	210,000
Howard D. Elias	350,000	140,000	210,000
Patrick P. Gelisinger	350,000	140,000	210,000
Jeremy Burton*	333,333	75,000	n/a

*
Mr. Burton joined EMC in March 2010. As a result, he was only eligible to earn a portion of his Corporate Incentive Plan target opportunity of $400,000, and a portion of his Management by Objectives Plan target opportunity of $100,000.

  2010 Corporate Incentive Plan

        The 2010 Corporate Incentive Plan is an annual incentive plan under which EMC executives, including our Named Executive Officers, are eligible to receive cash bonuses contingent upon EMC's attainment of revenue, EPS and free cash flow per share targets, with 30% of the opportunity based on revenue, 50% based on EPS and 20% based on free cash flow per share. The Compensation Committee selected these financial metrics because in its judgment they represent the primary metrics on which the Named Executive Officers should focus to drive EMC's strategic plan and shareholder value. EPS was given the greatest weighting under the 2010 Corporate Incentive Plan to emphasize profitable growth and because the Compensation Committee believes that increases in EPS will lead to greater long-term shareholder value. EPS and free cash flow per share were calculated on a non-GAAP basis. EMC's management uses these non-GAAP financial measures in their financial and operating decision-making because management believes they reflect EMC's ongoing business in a manner that allows meaningful period-to-period comparisons.

        Corporate Incentive Plan participants were provided with the opportunity to earn up to 40% of their annual target bonus on the achievement of both revenue and EPS targets set by the Compensation Committee for the first half of 2010. The opportunity to receive a first half payment was provided to incent strong revenue growth and profitability during the first half of the year. The plan design provided no payment for the free cash flow component for the first half of 2010 because we determined that we could not assess whether a full year free cash flow target would be achieved after only six months given the large number of factors that could impact free cash flow in the second half of 2010.

        The 2010 Corporate Incentive Plan funds at 100% of target upon the achievement of the performance target for each of the three metrics. Although, generally, participants were not entitled to a bonus unless the performance threshold for each metric was achieved, the Compensation Committee had discretion under the plan to award up to 50% of the annual target opportunity for performance below that threshold. In addition, the plan provided that the Compensation Committee could exercise negative discretion to reduce payments. The maximum bonus opportunity under the plan was equal to 200% of a participant's target bonus opportunity.

        The elements of the 2010 Corporate Incentive Plan are set forth below:

Performance Goal	Threshold (50% Payout) ($)	Target (100% Payout) ($)	Maximum (200% Payout) ($)	Component Weighting	Achievement/Plan Payout ($)
Revenue (billions)	15.00	16.00	16.60	30%	17.015 / 200%
Non-GAAP EPS*	1.02	1.12	1.17	50%	1.26 / 200%
Non-GAAP free cash flow per share*	1.29	1.42	1.48	20%	1.60 / 200%

*
For purposes of calculating achievement of the EPS target, the impact of restructuring and acquisition-related charges, stock-based compensation expense, intangible asset amortization and a special income tax charge for 2010 were excluded. For purposes of calculating achievement of the free cash flow per share target, free cash flow per share was defined as net cash provided by operating activities less additions to property, plant and equipment and capitalized software development costs divided by the weighted average number of diluted shares outstanding during 2010. A reconciliation of our GAAP results to our non-GAAP results can be found in Exhibit D to this Proxy Statement.

        The actual payouts for the Named Executive Officers under the 2010 Corporate Incentive Plan were $2,304,000 for Mr. Tucci, $1,120,000 for Mr. Goulden, $700,000 for Mr. Teuber, $700,000 for Mr. Elias, $700,000 for Mr. Gelsinger and $666,667 for Mr. Burton.

  2010 Management by Objectives Plan

        The 2010 Management by Objectives Plan (the "MBO") is an annual incentive plan under which many EMC employees are eligible to receive quarterly cash bonuses contingent upon (i) corporate achievement of quarterly funding goals and (ii) individual achievement of quarterly performance goals. The primary purpose of the MBO is to focus our employees on the completion of short-term goals that will help EMC achieve its long-term strategic objectives.

        Our executive officers also participated in the MBO plan in 2010. However, the Compensation Committee determined that our executive officers should be focused on achieving goals aligned with the Company's strategic priorities that span more than one quarter. Accordingly, the Compensation Committee changed the design of the MBO for our executive officers during 2010 (the "Executive MBO").

  First Half 2010 Executive MBO

        For the first half of 2010, the Compensation Committee determined that Mr. Tucci should have semi-annual goals, with payment tied to the achievement of first half goals under the plan, and that Mr. Teuber should have both quarterly and semi-annual goals, with 50% of the payment tied to the achievement of first half goals and 50% of the payment tied to the achievement of quarterly goals. The other Named Executive Officers had quarterly goals for the first half of 2010.

        The Compensation Committee assigned eight shared first half goals to Messrs. Tucci and Teuber that had a long-term strategic focus. Mr. Tucci assigned quarterly goals to each of Messrs. Goulden, Teuber, Elias, Gelsinger and Burton based on their respective job responsibilities. The goals were specific and measurable. At the close of the first half of 2010, the Compensation Committee made the determination whether the semi-annual goals for Messrs. Tucci and Teuber had been achieved. At the close of each of the first and second quarters of 2010, Mr. Tucci made the determination whether the quarterly goals for the other Named Executive Officers had been achieved.

        Funding of the first half and quarterly Executive MBO goals was dependent upon achievement of semi-annual and quarterly corporate revenue and profit targets, as applicable. The Executive MBO is funded at 100% for the first half or each quarter, as applicable, if both of the applicable targets are met and at 80% if one or both of these targets is not achieved. Payment of the Executive MBO bonuses was a function of the achievement of the applicable funding goals and the respective shared goals or quarterly goals, as applicable. Given our corporate financial performance in the first half of 2010, the first half, as well as the first and second quarter, funding goals were satisfied, and consequently, the first half Executive MBO, as well as the first and second quarter Executive MBO, were funded at 100%.

  Second Half 2010 Executive MBO

        In July 2010, the Compensation Committee determined that all executive officers should have semi-annual goals for the second half of 2010. The Compensation Committee believes this will align the focus of our executive officers on achieving longer-term strategic and operational priorities, thereby leading to greater long-term shareholder value.

        The Compensation Committee assigned eight shared second half goals to all executive officers, including the Named Executive Officers, with 90% of the payment tied to the achievement of these shared goals. In addition, each executive officer was assigned one individual goal for the second half of 2010, with 10% of the payment tied to achievement of this goal. The Compensation Committee assigned a second half individual goal to Mr. Tucci, and Mr. Tucci assigned second half individual goals to each of the other Named Executive Officers based on their respective job responsibilities.

        At the close of the second half of 2010, the Compensation Committee and Mr. Tucci, as applicable, made the determination whether the semi-annual goals had been achieved. The funding of the second half Executive MBO was determined in the same manner as the first half Executive MBO. Payment of the Executive MBO bonuses for the second half of 2010 was a function of the achievement of the second half funding goals, the shared goals and the respective individual goals. Given our corporate financial performance in the second half of 2010, the semi-annual funding goals were satisfied, and consequently, the second half Executive MBO was funded at 100%.

        A general description of the goals assigned to the Named Executive Officers under the Executive MBO in 2010 is set forth below:

Shared Goals

Executive Officers	Description

First Half:	• Develop and execute strategic plans for key corporate initiatives
Joseph M. Tucci	• Pursue strategic business development priorities
William J. Teuber, Jr.	• Expand global market opportunity
• Execute cloud computing strategy
Second Half:	• Drive alliances and partnerships
All Named Executive Officers	• Integrate acquisitions

Individual Goals

Executive Officer	Description

Joseph M. Tucci	• Talent management, succession planning and organizational alignment

All Named Executive Officers other than Joseph M. Tucci	• Talent management, succession planning and organizational alignment
• Drive accountability for operating budget compliance

David I. Goulden	• Continue to drive cost efficiency program

William J. Teuber, Jr.	• Drive international business development strategies

Howard D. Elias	• Implement cloud computing strategy
• Drive key business unit growth opportunities

Patrick P. Gelsinger	• Develop roadmap for key product innovation
• Implement virtual computing environment strategy

Jeremy Burton	• Define marketing strategy for significant business opportunities

        Although achievement of the shared and individual Executive MBO goals for each of the Named Executive Officers required significant effort, the Compensation Committee expected that the goals would be attainable by the Named Executive Officers and, historically, a significant percentage of the Executive MBO goals from year to year have been achieved. In 2010, the Named Executive Officers' achievement of their respective goals ranged from 82% to 100%. The actual payouts under the Executive MBO in 2010 were $288,000 for Mr. Tucci, $136,500 for Mr. Goulden, $114,625 for Mr. Teuber, $129,132 for Mr. Elias, $127,750 for Mr. Gelsinger and $75,000 for Mr. Burton.

  2010 Information Storage Incentive Plan

        The 2010 Information Storage Incentive Plan is an annual incentive plan under which Messrs. Teuber, Elias and Gelsinger were eligible to receive cash bonuses. Bonuses under the plan were tied to the Information Storage business' 2010 revenue and earnings before interest and taxes, excluding restructuring, stock-based compensation, intangible asset amortization and the net impact of capitalized software development costs and related amortization ("Cash EBIT"). The Compensation Committee selected revenue and Cash EBIT as performance metrics under the plan since they are important drivers of our Information Storage business and shareholder value. The bonus opportunity under the plan for Messrs. Teuber, Elias and Gelsinger was equally weighted between the Information Storage business' revenue and Cash EBIT because the Compensation Committee believes Messrs. Teuber's, Elias' and Gelsinger's efforts have a relatively equal impact on the achievement of each metric.

        Messrs. Teuber, Elias and Gelsinger had the opportunity to earn up to 200% of their annual incentive target under the plan if the Information Storage business' 2010 revenue and Cash EBIT targets were exceeded. In order to encourage consistent execution throughout the year, Messrs. Teuber, Elias and Gelsinger were also eligible to receive up to 25% of their target annual bonus opportunity on a quarterly basis if the quarterly targets set by Messrs. Tucci and Goulden were achieved. The quarterly revenue and Cash EBIT targets were aligned with the annual operating plan set by the Board. Although, generally, participants were not entitled to a bonus for the quarter unless threshold performance was achieved, Mr. Tucci had discretion under the plan to award up to 12.5% of their target annual bonus opportunity for the quarter for performance below that threshold. No such discretion was exercised in 2010.

        The elements of the 2010 Information Storage Incentive Plan are set forth below:

Performance Goal	Threshold (50% Payout) ($)	Target (100% Payout) ($)	Maximum (200% Payout) ($)	Component Weighting	Achievement/Plan Payout ($)
Revenue (billions)	10.14	11.68	12.28	50%	12.154 / 185.4%
Non-GAAP Cash EBIT (billions)*	2.74	3.02	3.31	50%	3.383 / 200%

*
Cash EBIT was calculated on a non-GAAP basis. A reconciliation of our GAAP results to our non-GAAP results can be found in Exhibit D to this Proxy Statement.

        Since each of the quarterly targets under the 2010 Information Storage Incentive Plan was achieved, Messrs. Teuber, Elias and Gelsinger received 25% of their target annual bonus opportunity for each quarter of 2010. The actual payout under the 2010 Information Storage Incentive Plan for each of Messrs. Teuber, Elias and Gelsinger was $404,664.

  Other Bonus

        In connection with the hiring of Mr. Burton as Chief Marketing Officer in March 2010, the Compensation Committee approved an offer for Mr. Burton, which included, among other things, a $400,000 sign-on bonus. This bonus is subject to a "clawback" provision under which Mr. Burton must return a pro rata portion of the bonus if he voluntarily terminates his employment with the Company within three years. In addition, in April 2010, Mr. Burton received 200,000 restricted stock units and 100,000 stock options which vest ratably over four and five years, respectively. The sign-on bonus and equity awards were part of the new hire package to attract Mr. Burton to join the Company. In determining an appropriate offer for Mr. Burton, the Compensation Committee considered competitive market data as well as Mr. Burton's long history of proven leadership and marketing experience within the IT industry.

2011 Cash Bonus Plans

        For 2011, the Compensation Committee approved a cash bonus program for the Named Executive Officers similar to the 2010 cash bonus program. The table below sets forth the annual target bonus opportunity in each of the bonus plans in which our Named Executive Officers are participating in 2011. The allocation of the 2011 annual target bonus opportunity among the cash bonus plans is the same as in 2010.

Name	Corporate Incentive Plan ($)	Executive Management by Objectives Plan ($)	Information Storage Incentive Plan ($)
Joseph M. Tucci	1,152,000	288,000	n/a
David I. Goulden	560,000	140,000	n/a
William J. Teuber, Jr.	350,000	140,000	210,000
Howard D. Elias	350,000	140,000	210,000
Patrick P. Gelsinger	350,000	140,000	210,000
Jeremy Burton	400,000	100,000	n/a

        A description of our 2011 cash bonus plans is set forth below.

  2011 Corporate Incentive Plan

        The 2011 Corporate Incentive Plan has the same plan design as the 2010 Corporate Incentive Plan. Bonuses under the 2011 Corporate Incentive Plan will be based upon the achievement of 2011 revenue, non-GAAP EPS and non-GAAP free cash flow targets. In determining the performance goals under the 2011 Corporate Incentive Plan, the Compensation Committee adopted aggressive revenue, EPS and free cash flow goals, evidencing our continued commitment to pay-for-performance. The targets under the 2011 Corporate Incentive Plan have increased substantially from 2010 and require our executives to drive strong growth in revenue, EPS and free cash flow in 2011.

Performance Goal	2011 Target (100% Payout) ($)	% Increase from 2010 Achievement	Component Weighting
Revenue (billions)	19.60	15%	30%
Non-GAAP EPS	1.46	16%	50%
Non-GAAP free cash flow (billions)	4.00	18%	20%

        The performance targets are the same as the annual outlook for 2011 revenue, non-GAAP EPS and non-GAAP free cash flow that we provided in early 2011. The impact of certain unanticipated events, stock-based compensation and intangible asset amortization will be excluded for purposes of calculating achievement against the 2011 Corporate Incentive Plan EPS target. Free cash flow will be calculated as net cash provided by operating activities less additions to property, plant and equipment and capitalized software development costs.

        These targets and goals are disclosed in the limited context of EMC's 2011 Corporate Incentive Plan and should not be understood to be statements of management's expectations or estimates of results or other guidance. EMC specifically cautions investors not to apply these statements to other contexts.

  2011 Executive Management by Objectives Plan

        The 2011 Executive Management by Objectives Plan has the same plan design as the 2010 Executive MBO, as modified in July 2010. The shared and individual goals for the Named Executive Officers reflect continuing execution of our strategic and operational priorities.

  2011 Information Storage Incentive Plan

        The 2011 Information Storage Incentive Plan has the same plan design as the 2010 Information Storage Incentive Plan. Bonuses under the 2011 plan will be tied to the Information Storage business' 2011 revenue and Cash EBIT.

Equity Incentives

        EMC believes strongly that equity awards align the interests of its employees with those of its shareholders. Accordingly, EMC grants equity to a large percentage of its employees. As of December 31, 2010, approximately 85% of our employees held one or more equity awards.

        EMC grants broad-based equity awards to help achieve its strategic objectives by:

  •
  motivating our employees, including the Named Executive Officers, to achieve EMC's financial goals;

  •
  promoting retention through the use of multi-year vesting schedules; and

  •
  aligning the interests of our employees, including the Named Executive Officers, with our shareholders as the employees exercise the same ownership rights as our shareholders and anticipate appreciation in the value of our common stock.

        Under the 2003 Stock Plan, EMC grants stock options, restricted stock awards and restricted stock unit awards to provide employees with a mixed equity portfolio and to increase employee retention. In establishing criteria for the type of equity awards to be granted to the Named Executive Officers, the number of shares subject to those awards and the terms and conditions of those awards, the Compensation Committee takes into account the duties and responsibilities of the individual, individual performance, previous equity awards to such individual and the value of those awards, and awards made to individuals in similar positions at our peer group companies.

        In demonstration of our commitment to pay-for-performance, we have made performance equity awards a key component of our executive compensation program. Accordingly, the Compensation Committee grants at least 50% of the total number of shares awarded to our executive officers in any fiscal year as part of long-term compensation as performance-based, subject to exceptions in very limited circumstances such as to achieve retention or new hire objectives. All or a portion of these awards will be forfeited if the performance goals are not met.

        In 2010, as in prior years, equity awards represented a significant portion of the total compensation awarded to our Named Executive Officers in order to tie a substantial portion of the executive officers' compensation to long-term shareholder value. For Messrs. Tucci, Goulden, Teuber, Elias and Gelsinger, 60% of the number of shares associated with their 2010 equity awards were performance-based equity awards and 40% of the number of shares associated with their 2010 equity awards were time-based equity awards.

        The equity awards granted to the Named Executive Officers in 2010 are set forth below:

Name	Performance Stock Units	Performance Stock Options	Time-Based Stock Units	Time-Based Stock Options
Joseph M. Tucci	210,000	105,000	140,000	70,000
David I. Goulden	72,000	36,000	48,000	24,000
William J. Teuber, Jr.	72,000	36,000	48,000	24,000
Howard D. Elias	72,000	36,000	48,000	24,000
Patrick P. Gelsinger	72,000	36,000	48,000	24,000
Jeremy Burton*	36,000	18,000	224,000	112,000

*
200,000 of the time-based stock units and 100,000 of the time-based stock options reflect one-time grants as part of Mr. Burton's new hire employment package. For more information about Mr. Burton's new hire employment package, please see "– Other Bonus" above.

        Set forth below is a description of the outstanding equity incentive awards that we have granted to the Named Executive Officers.

Performance-Based Equity Awards

        In August 2009, the Compensation Committee granted performance stock units and performance stock options to our executive officers, including Messrs. Tucci, Goulden, Teuber and Elias, which were eligible to vest only if 2010 revenue and EPS targets were achieved. We refer to these grants as the "2009 performance stock units" and the "2009 performance stock options." The vesting of 40% of these awards was tied to our 2010 revenue results and the vesting of 60% of these awards was tied to our 2010 EPS results. The Compensation Committee selected these financial metrics because in its judgment they represent two important metrics on which the Named Executive Officers should focus to drive EMC's strategic plan and shareholder value. EPS was given the greater weighting to emphasize profitable growth and because the Compensation Committee believes that increases in EPS will lead to greater long-term shareholder value.

        The Compensation Committee believes that to sustain long-term shareholder value it is important that our executives are properly incented to help guide our Company through any type of business climate, including any unexpected industry-wide economic downturn. Therefore, the Compensation Committee determined that if the revenue and EPS thresholds were not achieved, a lesser number of the 2009 performance awards would be eligible to vest as long as EMC achieved strong revenue and EPS growth in 2010 relative to our peer group. If EMC's revenue growth ranked among the top one-third of the peer group, then 50% of the 2009 performance awards tied to revenue growth would be eligible to vest and if EMC's revenue growth ranked in the top half of the peer group, then 25% of these performance awards would be eligible to vest. Similarly, if EMC's EPS growth ranked among the top one-third of the peer group, then 50% of the 2009 performance awards tied to EPS growth would be eligible to vest and if EMC's EPS growth ranked in the top half of the peer group, then 25% of these performance awards would be eligible to vest.

        We granted 270,000, 99,000, 99,000 and 99,000 2009 performance stock units to Messrs. Tucci, Goulden, Teuber and Elias, respectively. We granted 150,000, 42,000, 42,000 and 42,000 2009 performance stock options to Messrs. Tucci, Goulden, Teuber and Elias, respectively.

        The revenue and EPS goals for the 2009 performance awards, which aligned to the revenue and EPS goals under the 2010 Corporate Incentive Plan, and the achievement against the goals are summarized below.

Performance Goal	Threshold ($)	Target ($)	Component Weighting	Achievement ($)	% of Shares Eligible to Vest
Revenue (billions)	15.00	16.00	40%	17.015	100%
Non-GAAP EPS*	1.02	1.12	60%	1.26	100%

*
EPS was calculated on a non-GAAP basis. The achievement of the EPS target was calculated in the same manner as provided under the 2010 Corporate Incentive Plan. A reconciliation of our GAAP results to our non-GAAP results can be found in Exhibit D to this Proxy Statement.

        Given our strong results in 2010, 100% of the 2009 performance stock units became eligible to vest, with one-third of these units vesting on February 2, 2011. Subject to the executive officer's continued employment with EMC, one-half of the remaining 2009 performance stock units will vest in each of 2012 and 2013. Similarly, 100% of the 2009 performance stock options became eligible to vest, with one-fourth of these options vesting on February 2, 2011. Subject to continued employment with EMC, one-third of the remaining 2009 performance stock options will vest in each of 2012, 2013 and 2014. The Compensation Committee provided for three- and four-year vesting to encourage retention.

        In August 2010, the Compensation Committee granted similar performance stock units and performance stock options to our executive officers, including the Named Executive Officers. These awards are eligible to vest only if we achieve 2011 revenue and EPS targets. These awards have the same plan design as the 2009 performance stock units and 2009 performance stock options.

        The performance-based equity awards granted to the Named Executive Officers in August 2010 are not reflected in the Summary Compensation Table on page 56 of this Proxy Statement as 2010 compensation because under applicable accounting rules, performance equity awards are not valued until the performance targets are established. The performance targets for these awards were established in February 2011. However, for purposes of determining the overall compensation for the Named Executive Officers for 2011, the Compensation Committee considered the value of these awards as of the date the awards were granted. For more information, please see "Compensation of Executive Officers – Summary Compensation Table" on page 56 of this Proxy Statement.

Time-Based Equity Awards

        In August 2010, in addition to performance stock unit and performance stock option awards, our executive officers were granted time-based stock units and time-based stock options. The time-based stock units vest at the rate of 25% per year on each of the first four anniversaries of the grant date, subject to the executive officer's continued employment with EMC. The time-based stock options vest at the rate of 20% per year on each of the first five anniversaries of the grant date, subject to the executive officer's continued employment with EMC. Recognizing that a very large portion of our executive officers' pay is at risk, these time-based stock units and stock options were granted to promote retention.

2005 Performance Shares

        In December 2005, the Compensation Committee granted restricted stock to members of EMC's senior management, including the Named Executive Officers employed as of the grant date, which could only vest if a three-year cumulative non-GAAP EPS goal was achieved over 2006-2008. We refer to these grants as "performance shares." Performance shares were granted to Messrs. Tucci, Goulden, Teuber and Elias in 2005. The number of performance shares that were eligible to vest depended on the percentage of achievement of the three-year cumulative EPS target set by the Compensation Committee. We refer to these as "target performance shares." An additional number of performance shares (equal to 25% of the target performance shares) could vest if at least 106% of the performance goal was achieved and the respective executive officers continued employment with EMC through January 2010. We refer to these as the "overachievement performance shares." The target performance shares and the overachievement performance shares were granted to provide long-term alignment with EMC's business plan and to provide a multi-year retention incentive, as well as to align the interests of the Named Executive Officers with our shareholders.

        The three-year cumulative 2006-2008 EPS goal set by the Compensation Committee was $2.08. EMC achieved in excess of 106% of this goal. As a result, the target performance shares vested in January 2009 and, for those executive officers who continued their employment with EMC, the overachievement performance shares vested in January 2010. For purposes of the performance shares, EPS achievement was calculated on a non-GAAP basis and excludes the impact of certain unanticipated events, stock-based compensation and intangible asset amortization.

Equity Grant Guidelines

        As is the case for all of our equity awards and in accordance with our equity grant guidelines, stock options are usually granted by the Compensation Committee at regularly scheduled meetings. If the meeting is held on a business day, the grant date is such business day and the price is the closing price of our common stock on such date. If the meeting is not held on a business day, the grant date is the next business day and the price is the closing price of our common stock on such date. If the meeting is held during the "quiet period" preceding our earnings announcement, the grant date is the first business day that the "quiet period" ends, and the price is the closing price of our common stock on such date.

Retirement and Deferred Compensation Benefits

        EMC does not provide the Named Executive Officers with a defined benefit pension plan or any supplemental executive retirement plans, nor does EMC provide the Named Executive Officers with retiree health benefits. EMC employees, including the Named Executive Officers, may participate in a 401(k) plan. The 401(k) plan is provided to all employees as a standard benefit offering, designed to assist employees with retirement savings in a tax-advantaged manner. The plan provides for a matching contribution of 6% of the employee's contribution, up to a maximum of $3,000 per year. The Company match for participants in the plan who were hired prior to January 1, 2009 vests immediately, and the Company match for participants in the plan who were hired on or after January 1, 2009 vests pro rata over three years. EMC makes a matching contribution to the 401(k) plan to attract and retain employees and because it provides an additional incentive for employees to save for retirement. In July 2009, as part of our cost reduction initiatives, the Compensation Committee suspended matching contributions under the plan from July 1, 2009 through June 30, 2010. The matching contributions resumed in July 2010.

        EMC also maintains a nonqualified deferred compensation plan pursuant to which designated managerial or highly compensated employees, including the Named Executive Officers, may elect to defer the receipt of a portion of the base salaries and/or cash bonuses they would otherwise have received when earned. EMC does not make any matching or other contributions under this plan. The nonqualified deferred compensation plan was adopted in order to give participants, including the Named Executive Officers, the ability to defer receipt of certain income to a later date, which may be an attractive tax planning feature, the availability of which assists in the attraction and retention of executive talent. Amounts deferred under the plan are deemed invested in the investment funds selected by the participants from the various funds available under the plan, which funds are substantially similar to those funds available under EMC's 401(k) plan. Deferrals, adjusted for earnings and losses in the deemed investments, are generally taxable to participants when the funds are distributed. EMC is not permitted to take a tax deduction until that time. For more information on EMC's deferred compensation plan, please see "Compensation of Executive Officers – Nonqualified Deferred Compensation" on page 62 of this Proxy Statement.

Perquisites

        As described in more detail below, the perquisites provided to the Named Executive Officers are limited to financial planning services, annual executive physical exams, relocation assistance and limited personal use of EMC-owned aircraft.

        Financial planning services and executive physicals are provided because the Compensation Committee believes they allow the Named Executive Officers to focus more of their time and attention on their employment and promote the well-being of the Named Executive Officers, thereby providing a benefit to EMC. Relocation assistance is available to all EMC employees in accordance with EMC policy to attract talent and facilitate employee geographic relocation when necessary. Limited personal use of EMC-owned aircraft is provided because it allows our Chief Executive Officer to reduce his travel time and devote more time to work duties. The perquisites we provide represent a small fraction of the total compensation of each Named Executive Officer. The value of the perquisites we provide are generally taxable to the Named Executive Officers and the incremental cost to EMC of providing these perquisites is reflected in the Summary Compensation Table.

        EMC does not provide tax gross-ups to our Named Executive Officers or any other executive officers for personal expenses (other than with respect to EMC-reimbursed relocation expenses which is available to all EMC employees).

        The Compensation Committee periodically reviews the perquisites that it provides, including the cost to EMC of providing such perquisites and believes that the perquisites provided are reasonable and appropriate. For more information on perquisites provided to the Named Executive Officers, please see the "All Other Compensation Table" on page 57 of this Proxy Statement.

Post-Termination Compensation

        In addition to retirement and deferred compensation benefits described above, EMC has arrangements with the Named Executive Officers that may provide them with compensation following termination of employment for the reasons discussed below.

Change in Control Agreements

        Change in control agreements benefit a corporation in the event of a change in control or a potential change in control by allowing executives who are parties to such agreements to focus on continuing business operations and the success of a potential business combination rather than seeking alternative employment, thereby providing stability to a corporation during a potentially uncertain period. The Board believes that it is in EMC's best interest to have change in control agreements with the Named Executive Officers. EMC's change in control agreements provide the executives with severance payments and certain other benefits in the event that their employment is terminated in connection with a change in control or potential change in control. The change in control agreements provide severance benefits only if there is both (i) a change in control (or potential change in control) of EMC and (ii) the executive's employment is terminated by EMC (or any successor) without cause or the executive terminates his or her employment for good reason, in each case within 24 months following a change in control (or during a potential change in control period). We refer to such a termination of employment as a "qualifying termination."

        Upon a change in control (or potential change in control) and qualifying termination under our change in control agreements, each Named Executive Officer is entitled to the following:

  •
  Salary and Bonus.  A lump sum severance payment equal to 2.99 times the sum of the Named Executive Officer's annual base salary and target annual bonus.

  •
  Prorated Bonus for Year of Termination.  A lump sum payment equal to the Named Executive Officer's prorated annual bonus for the year of termination assuming target performance, rather than maximum performance.

  •
  Continuation of Certain Benefits.  The continuation of life, disability, accident and health insurance benefits for the Named Executive Officer and the Named Executive Officer's dependents for up to 36 months.

  •
  Accelerated Vesting of Equity Awards.  The accelerated vesting of equity awards, except for qualified performance-based restricted stock or restricted stock units which will not vest in the event of a qualifying termination during a potential change in control period.

        No excise tax gross-up is provided for any severance or change in control benefits paid in connection with a qualifying termination following a change in control (or during a potential change in control period).

        The determination of the appropriate level of payments and benefits to provide in the event of a qualifying termination involved the consideration of a number of factors. The Board considered that a Named Executive Officer, who is more likely to lose his or her job in connection with a change in control than other employees, may require more time than other employees in order to secure an appropriate new position and, unless that executive was provided with change in control benefits, may be motivated to start a job search early in connection with a change in control, to the detriment of EMC. The Compensation Committee also noted that the level of change in control benefits provided to the Named Executive Officers is consistent with the level provided to executive officers of other public companies of similar size to EMC. Thus, the agreements provide an incentive for our Named Executive Officers to remain with EMC. In addition, by not providing payments, benefits or accelerated vesting of certain equity awards under the agreements unless both a change in control (or potential change in control) has occurred and an executive has a qualifying termination (a "double trigger"), we believe that an acquiror will be better able to retain EMC's management team following a change in control.

        Each change in control agreement will continue in effect until January 1, 2012, and will be automatically extended for one-year terms thereafter unless notice is given of EMC's or the executive's intention not to extend the term of the agreement on or before the preceding April 1st; provided, however, that the agreements continue in effect for twenty-four months following a change in control that occurs during the term of the agreements. This feature allows EMC to periodically reassess the appropriateness of the change in control agreements. Except as otherwise provided in the agreements, either EMC or an executive may terminate the executive's employment at any time and no executive has any right under the agreements to be retained in the employment of EMC.

        The Compensation Committee annually reviews the reasonableness and appropriateness of the terms and conditions of EMC's change in control agreements and the benefits payable thereunder.

        For more information on potential payments under the change in control agreements, please see "Compensation of Executive Officers – Potential Payments upon Termination or Change in Control" on page 63 of this Proxy Statement.

Other Arrangements

        Except in limited circumstances, such as where an employment agreement is assumed as part of a corporate transaction, EMC typically does not enter into employment agreements. However, the Board and the Compensation Committee believed it was in the best interest of the Company to ensure the continuity of Mr. Tucci's leadership. Consequently, in November 2007, the Board entered into an employment arrangement with Mr. Tucci providing for him to continue as the Company's Chief Executive Officer until at least December 31, 2010, and, in October 2009, the Board extended this arrangement through December 31, 2012. During the term of the arrangement, Mr. Tucci will continue to receive the base salary and be provided with the target annual bonus opportunity provided in the November 2007 arrangement. Under this arrangement, Mr. Tucci will also be entitled to limited severance benefits upon termination of employment, other than in connection with a change in control. For more information on this arrangement, please see "Compensation of Executive Officers – Potential Payments upon Termination or Change in Control" beginning on page 63 of this Proxy Statement.

        The only other Named Executive Officer who is entitled to any severance upon termination of employment, other than in connection with a change in control, is Mr. Goulden. At the time of Mr. Goulden's hire in April 2002, EMC agreed to provide him with limited severance benefits in the context of the overall negotiations regarding the terms and conditions of his employment and as an inducement for him to leave his former employer. For more information on this arrangement, please see "Compensation of Executive Officers – Potential Payments upon Termination or Change in Control – Involuntary Termination Without Cause" on page 64 of this Proxy Statement.

        The Named Executive Officers are entitled to certain benefits upon a termination due to death, disability or retirement. For more detail regarding these arrangements, please see "Compensation of Executive Officers – Potential Payments upon Termination or Change in Control" beginning on page 63 of this Proxy Statement.

Tax Deductibility

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation greater than $1 million paid for any fiscal year to the corporation's chief executive officer and certain other executive officers as of the end of any fiscal year. However, performance-based compensation is not subject to the $1 million deduction limit if certain requirements are met. All of the performance-contingent stock options and performance-contingent stock units granted to the Named Executive Officers in 2009 and 2010, as applicable, as well as the performance-contingent shares we granted in 2005 to Messrs. Tucci, Goulden, Teuber and Elias, are designed to qualify as performance-based compensation that is exempt from the deductibility limits imposed by Section 162(m). The Compensation Committee considered the impact of Section 162(m) when designing EMC's cash bonus and equity programs and determined that EMC's interests were best served by not restricting the Compensation Committee's discretion and flexibility in designing compensation programs, even if such programs may result in certain non-deductible compensation expenses.

Stock Ownership Guidelines

        We believe that our executive officers should hold a significant equity interest in EMC. We have had stock ownership guidelines in place for many years. In February 2010, we increased the ownership requirements to further align the interests of our executive officers with the interests of our shareholders. We increased the stock ownership guidelines by 30% for Mr. Tucci and 25% for the other executive officers. The current stock ownership guidelines for the Named Executive Officers are:

Name	Stock Ownership Guideline
Joseph M. Tucci	650,000
David I. Goulden	187,500
William J. Teuber, Jr.	250,000
Howard D. Elias	187,500
Patrick P. Gelsinger	187,500
Jeremy Burton	125,000

        New executive officers have three years to reach compliance with the guidelines. Unvested shares of restricted stock and unvested restricted stock units are not counted for purposes of determining whether these guidelines are met. The Compensation Committee periodically reviews the holdings of executive officers for compliance with these guidelines. As of March 1, 2011, all of the Named Executive Officers are in compliance with these guidelines.

Stock Holding Guidelines

        Our executive officers are subject to stock holding guidelines as well. Like the stock ownership guidelines, these guidelines are intended to align the interests of our executive officers with those of our shareholders by requiring the executive officers to retain a meaningful percentage of their equity holdings in EMC. The executive officers are required to hold throughout the year at least 75% of his or her total equity holdings (measured as of January 1), and may sell only a limited number of shares during a limited window each quarter after meeting the terms of our stock ownership guidelines, our insider trading policy, our securities trading policy and our pre-clearance policy.

Internal Pay Equity

        Mr. Tucci is provided with a greater compensation opportunity than our other Named Executive Officers because as our Chief Executive Officer he has primary oversight for EMC's overall corporate performance, including the development of our vision and strategic direction, establishing EMC as a market leader with innovative products and services, expanding EMC's position in the market, and maintaining and building relationships with customers, suppliers, employees, shareholders, investors and other stakeholders. In setting Mr. Tucci's compensation levels, the Compensation Committee also considered his experience as a proven leader and the competitive market conditions for chief executive officers. There are no material differences between the compensation amounts payable to the other Named Executive Officers, except for the new hire employment package provided to Mr. Burton in 2010.

Hedging Policy

        EMC policies do not permit any employees, including the Named Executive Officers, to "hedge" ownership by engaging in short sales or trading in any options contracts involving EMC securities.

Compensation Recovery Policies

        We have an incentive compensation clawback policy under which EMC will require reimbursement of any cash or equity incentive compensation paid where payment was predicated on financial results that were subject to a significant restatement and the individual engaged in fraud or willful misconduct that caused or partially caused the restatement. The policy applies to all EMC employees, including the Named Executive Officers, and allows recovery of incentive compensation in the event of a significant restatement where appropriate. In addition, EMC equity plans have for many years contained provisions that allow EMC to cancel outstanding equity awards or "clawback" the value of awards recently realized if a Named Executive Officer or other senior employee engages in activity detrimental to EMC, such as failing to comply with EMC's Key Employee Agreement, including the non-competition and non-solicitation provisions, engaging in any activity that results in the employee's termination for cause, or conviction of a crime. We also have a relocation expense recoupment policy that provides that in the event an employee voluntarily terminates employment with EMC or is involuntarily terminated by EMC for "cause," then we will require reimbursement of 100% of the value of the relocation expense if such termination is within the first year of employment and 50% of the value of the relocation expense if such termination is within the second year of employment.

Role of Compensation Consultant

        The Compensation Committee is directly responsible for the appointment, compensation and oversight of its compensation consultant. In 2010, the Compensation Committee engaged Towers Watson to serve as its compensation consultant. Towers Watson works at the direction of the Compensation Committee and reports directly to the Compensation Committee.

        During 2010, Towers Watson assisted the Compensation Committee in performing pay-for-performance analyses. In addition, Towers Watson assisted the Compensation Committee in reviewing, among other things, executive and director compensation, compensation best practices, trends and competitive practices, change in control and other termination scenarios, and peer group companies used for compensation analysis.

        The Compensation Committee has a policy that provides that its compensation consultant will only provide services to the Compensation Committee and is prohibited from providing any other services to EMC, unless such services are pre-approved by the Compensation Committee. For 2010, the Compensation Committee pre-approved all fees paid to Towers Watson. The following table summarizes the fees paid for services that Towers Watson provided to the Compensation Committee for each of the last two fiscal years.

	Fees for services to Compensation Committee ($)	Fees for services to EMC ($)	Fees for other services[1] ($)
2010	197,512	0	101,000	[2]
2009	160,000	0	0	[3]

1
Includes services that involve only broad-based non-discriminatory plans or the provision of information that is not customized for EMC or is customized based on parameters that are not developed by Towers Watson.

2
In 2010, EMC purchased global broad-based surveys from Towers Watson for an aggregate amount of $101,000.

3
In 2009, Watson Wyatt Worldwide ("Watson Wyatt") served as the Compensation Committee's compensation consultant and did not provide any services to EMC. In 2009, EMC purchased global broad-based surveys from Towers Perrin for an aggregate amount of $82,000. In January 2010, Watson Wyatt merged with Towers Perrin to form Towers Watson & Co.

Peer Group

        The Compensation Committee, with the assistance of its compensation consultant, reviews compensation from published technology industry surveys and from EMC's peer group companies for purposes of comparing EMC's executive compensation program with market practices and in order to inform the Compensation Committee's decisions regarding EMC's executive compensation program. The Compensation Committee does not target or benchmark compensation to any particular percentile of compensation paid by other companies, but rather considers comparator compensation as one factor in making its compensation decisions. Other factors include EMC's performance and an individual's contribution, experience and potential. After taking these factors into account, the Compensation Committee exercises its judgment in making compensation decisions. We believe that this approach gives EMC the flexibility to make compensation decisions based upon all of the facts and circumstances.

        For 2010, EMC's peer group consisted of 17 companies:

• Accenture plc	• Dell Inc.	• NetApp, Inc.
• Adobe Systems Incorporated	• eBay Inc.	• Oracle Corporation
• Advanced Micro Devices, Inc.	• Hewlett-Packard Company	• Seagate Technology
• CA, Inc.	• Intel Corporation	• Symantec Corporation
• Cisco Systems, Inc.	• International Business Machines Corporation	• Xerox Corporation
• Computer Sciences Corporation	• Microsoft Corporation

        Our 2011 peer group is the same as our 2010 peer group.

        To select the peer group companies, we used the five step process described below.

Step	Screen	Rationale
1	Publicly traded and industry-related companies, including companies in the following industries: • Software & Services • Technology Hardware & Equipment • Semiconductors & Semiconductor Equipment

•       Privately held or recently acquired companies are eliminated

•       Any publicly traded U.S. companies that are not required to disclose information on executive compensation pay levels and practices are excluded

2	U.S. headquartered companies with global operations	• Companies headquartered outside the U.S. are eliminated due to potential differences in executive pay structure
3	Size of the companies • .25X to 4X that of EMC's market capitalization and revenue	• Companies not comparable in revenue and market capitalization are eliminated due to differences in executive pay levels
4	Business match and financial performance comparators • Total shareholder return • Net income growth • Revenue growth	• Companies with low degree of business overlap are eliminated • Focus on comparators with strong financial performance
5	Degree of talent overlap	• Top sources for recruiting talent without regard to any of the screening criteria above

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

        The table below summarizes the compensation information for the Named Executive Officers for the fiscal year ended December 31, 2010.

        The amounts shown in the Stock Awards and Option Awards columns reflect the grant date fair value of equity awards for 2010 and prior years, not the actual amounts paid to or that may be realized by the Named Executive Officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards[1] ($)		Option Awards[1] ($)		Non-Equity Incentive Plan Compensation[2] ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation[3] ($)	Total ($)
Joseph M. Tucci	2010	1,000,000		0		7,355,900	[4]	1,337,077	[4]	2,592,000	[5]	0	151,184	12,436,161
Chairman, President and	2009	872,308		0		5,995,800		962,085		1,068,420		0	149,150	9,047,763
Chief Executive Officer	2008	1,000,000		0		3,036,000		592,287		1,388,628		0	239,039	6,255,954
David I. Goulden	2010	600,000		0		2,628,930		402,422		1,256,500	[6]	0	17,997	4,905,849
Executive Vice President	2009	523,391		0		2,047,260		263,357		572,368		0	14,902	3,421,278
and Chief Financial Officer	2008	600,000		0		2,489,280		380,450		585,640		0	45,394	4,100,764
William J. Teuber, Jr.	2010	700,000		0		2,628,930		402,422		1,219,289	[7]	0	21,384	4,972,025
Vice Chairman	2009	609,673		0		2,176,860		301,025		655,684		0	8,870	3,752,112
	2008	700,000		0		2,800,440		499,341		675,291		0	26,067	4,701,139
Howard D. Elias	2010	600,000		0		2,628,930		402,422		1,233,796	[8]	0	25,936	4,891,084
President and Chief Operating	2009	523,391		0		2,047,260		263,357		549,419		0	15,020	3,398,447
Officer, EMC Information	2008	600,000		0		2,489,280		380,450		566,880		0	45,320	4,081,930
Infrastructure and Cloud Services
Patrick P. Gelsinger	2010	600,000		0		982,560		152,946		1,232,414	[9]	0	28,828	2,996,748
President and Chief Operating	2009	182,308		325,000		8,235,000		2,659,881		175,000		0	132,633	11,709,822
Officer, EMC Information
Infrastructure Products
Jeremy Burton	2010	394,231	[10]	400,000	[11]	4,401,280		716,854		741,667	[12]	0	77,923	6,731,955
Executive Vice President and
Chief Marketing Officer

1
Amounts represent the grant date fair value for stock awards and stock options in 2010, 2009 and 2008 in accordance with FASB ASC Topic 718. Performance-contingent equity grant amounts assume target shares issued, which also represent the maximum number of shares issuable under such grants. Assumptions used in the calculation of these amounts for awards in 2010, 2009 and 2008 are included in Note O to EMC's audited financial statements for fiscal year ended December 31, 2010 included in EMC's Annual Report on Form 10-K filed with the SEC on February 28, 2011. Historically, we have granted performance-based equity awards in the year prior to the applicable performance year, and approved the specific performance goals for such awards during the first quarter of the performance year, at which time the award is given a grant date fair value for accounting purposes. Because we are required to disclose compensation in the table in accordance with applicable accounting rules, the value of the performance-based equity awards granted to our Named Executive Officers in one year is reflected in the table as compensation for the following year. In contrast, the value of the time-based equity awards granted to our Named Executive Officers is reflected in the table as compensation in the year of grant. As an example, the value of the time-based equity awards Mr. Tucci was granted in 2009 is reflected in his 2009 equity award compensation, but the value of the performance-based equity awards he was granted in 2009 is reflected in his 2010 equity award compensation.

2
Amounts include incentive compensation earned for the fiscal year ended December 31, 2010. These amounts consist of amounts earned under EMC's cash bonus plans, which are described on pages 39 to 44 of this Proxy Statement. Also includes amounts earned by Messrs. Goulden and Gelsinger, but deferred under EMC's Deferred Compensation Retirement Plan.

3
Please see the "All Other Compensation Table" below.

4
In each of 2008, 2009 and 2010, Mr. Tucci was granted performance-based and time-based equity awards. However, for 2008, the value of Mr. Tucci's equity award compensation only reflects the time-based equity awards he was granted in 2008. For 2009, the value of Mr. Tucci's equity award compensation reflects the performance-based equity awards he was granted in 2008 as well as the time-based awards he was granted in 2009; accordingly, the value of these 2008 and 2009 awards is reflected in the Total column for 2009. For 2010, the value of Mr. Tucci's equity award compensation reflects the performance-based equity awards he was granted in 2009 as well as the time-based awards he was granted in 2010; accordingly, the value of these 2009 and 2010 awards is reflected in the Total column for 2010. For more information, please see footnote 1 to the Summary Compensation Table set forth above.

5
Amount represents payments of $2,304,000 pursuant to the 2010 Corporate Incentive Plan and $288,000 pursuant to the 2010 Executive MBO.

6
Amount represents payments of $1,120,000 pursuant to the 2010 Corporate Incentive Plan and $136,500 pursuant to the 2010 Executive MBO.

7
Amount represents payments of $700,000 pursuant to the 2010 Corporate Incentive Plan, $114,625 pursuant to the 2010 Executive MBO and $404,664 pursuant to the 2010 Information Storage Incentive Plan.

8
Amount represents payments of $700,000 pursuant to the 2010 Corporate Incentive Plan, $129,132 pursuant to the 2010 Executive MBO and $404,664 pursuant to the 2010 Information Storage Incentive Plan.

9
Amount represents payments of $700,000 pursuant to the 2010 Corporate Incentive Plan, $127,750 pursuant to the 2010 Executive MBO and $404,664 pursuant to the 2010 Information Storage Incentive Plan.

10
Amount represents base salary paid to Mr. Burton from March 2010, when he joined EMC, through December 2010.

11
Amount represents a sign-on bonus. For more information, please see "Elements of EMC's Executive Compensation Program – Other Bonus" on page 44 of this Proxy Statement.

12
Amount represents payments of $666,667 pursuant to the 2010 Corporate Incentive Plan and $75,000 pursuant to the 2010 Executive MBO.

All Other Compensation Table

        The following table summarizes the information included in the All Other Compensation column in the Summary Compensation Table.

Name	Air Travel[1] ($)	Financial Planning ($)	Relocation Expenses[2] ($)	Tax Gross-Ups on Relocation Expenses[3] ($)	Other ($)		Matching 401(k) Plan Contributions[4] ($)	Total ($)
Joseph M. Tucci	134,684	15,000	0	0	0		1,500	151,184
David I. Goulden	0	10,000	0	0	6,497	[5]	1,500	17,997
William J. Teuber, Jr.	0	8,590	0	0	11,294	[6]	1,500	21,384
Howard D. Elias	0	10,000	0	0	14,436	[7]	1,500	25,936
Patrick P. Gelsinger	0	15,000	7,695	1,002	3,631	[6]	1,500	28,828
Jeremy Burton	0	0	49,660	26,763	0		1,500	77,923

1
Personal use of EMC-owned aircraft is valued based on the aggregate incremental cost to EMC determined on a per flight basis and includes the cost of fuel used, the hourly cost of aircraft maintenance, landing fees, trip-related hangar and parking costs, and crew-related costs. The incremental cost does not include "deadhead" flights (e.g., a return flight on which no passenger was on board); if included, the incremental cost would increase by $14,763 for Mr. Tucci.

2
Amounts represent the cost of relocation and temporary living expenses.

3
Amounts represent the tax gross-up associated with relocation and temporary living expenses. EMC does not provide tax gross-ups for personal expenses (other than with respect to EMC-reimbursed relocation expenses which are available to all EMC employees).

4
Amounts represent a 6% matching contribution on eligible compensation paid each pay period, up to a maximum of $750 per quarter, made under the EMC 401(k) Savings Plan from July 1, 2010 through December 31, 2010. The matching contribution was suspended for the period from July 1, 2009 through June 30, 2010.

5
Amount represents the cost of spousal attendance at EMC events of $2,879 and the cost of an annual executive physical of $3,618.

6
Amounts represent the cost of spousal attendance at EMC events.

7
Amount represents the cost of spousal attendance at EMC events of $11,321 and the cost of an annual executive physical of $3,115.

Grants of Plan-Based Awards

        The following table sets forth information concerning non-equity incentive plan grants, equity incentive plan grants and all other stock awards and option awards granted to the Named Executive Officers in the fiscal year ended December 31, 2010. Our non-equity incentive plans consist of the bonus plans that are described on pages 39 to 44 of this Proxy Statement, our equity incentive plans consist of the performance stock unit and performance stock option awards that are described on pages 46 to 48 of this Proxy Statement and our other stock awards and option awards consist of the time-based stock unit and stock option awards that are described on page 48 of this Proxy Statement. There can be no assurance that the Grant Date Fair Value of Stock and Option Awards will ever be realized.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards
												All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)
																Exercise or Base Price of Option Awards ($/Sh)
Name	Type of Award[1]	Grant Date	Award Date[3]	Threshold ($)	Target ($)	Maximum ($)		Threshold (#)	Target (#)	Maximum (#)							Grant Date Fair Value of Stock and Option Awards[5]
Joseph M. Tucci	CIP	N/A	N/A	576,000	1,152,000	2,304,000	[6]	0	0	0		0		0		0	0
	MBO	N/A	N/A	0	288,000	288,000	[7]	0	0	0		0		0		0	0
	PC-RSU	2/4/2010[2]	8/4/2009[4]	0	0	0		67,500	270,000	270,000	[9]	0		0		0	4,490,100	[10]
	PC-SO	2/4/2010[2]	8/4/2009[4]	0	0	0		37,500	150,000	150,000	[11]	0		0		15.31	890,984	[10]
	RSU	8/3/2010	N/A	0	0	0		0	0	0		140,000	[12]	0		0	2,865,800
	SO	8/3/2010	N/A	0	0	0		0	0	0		0		70,000	[13]	20.47	446,094
David I. Goulden	CIP	N/A	N/A	280,000	560,000	1,120,000	[6]	0	0	0		0		0		0	0
	MBO	N/A	N/A	0	140,000	140,000	[7]	0	0	0		0		0		0	0
	PC-RSU	2/4/2010[2]	8/4/2009[4]	0	0	0		24,750	99,000	99,000	[9]	0		0		0	1,646,370	[10]
	PC-SO	2/4/2010[2]	8/4/2009[4]	0	0	0		10,500	42,000	42,000	[11]	0		0		15.31	249,475	[10]
	RSU	8/3/2010	N/A	0	0	0		0	0	0		48,000	[12]	0		0	982,560
	SO	8/3/2010	N/A	0	0	0		0	0	0		0		24,000	[13]	20.47	152,946
William J. Teuber, Jr.	CIP	N/A	N/A	175,000	350,000	700,000	[6]	0	0	0		0		0		0	0
	MBO	N/A	N/A	0	140,000	140,000	[7]	0	0	0		0		0		0	0
	INF STOR	N/A	N/A	105,000	210,000	420,000	[8]	0	0	0		0		0		0	0
	PC-RSU	2/4/2010[2]	8/4/2009[4]	0	0	0		24,750	99,000	99,000	[9]	0		0		0	1,646,370	[10]
	PC-SO	2/4/2010[2]	8/4/2009[4]	0	0	0		10,500	42,000	42,000	[11]	0		0		15.31	249,475	[10]
	RSU	8/3/2010	N/A	0	0	0		0	0	0		48,000	[12]	0		0	982,560
	SO	8/3/2010	N/A	0	0	0		0	0	0		0		24,000	[13]	20.47	152,946
Howard D. Elias	CIP	N/A	N/A	175,000	350,000	700,000	[6]	0	0	0		0		0		0	0
	MBO	N/A	N/A	0	140,000	140,000	[7]	0	0	0		0		0		0	0
	INF STOR	N/A	N/A	105,000	210,000	420,000	[8]	0	0	0		0		0		0	0
	PC-RSU	2/4/2010[2]	8/4/2009[4]	0	0	0		24,750	99,000	99,000	[9]	0		0		0	1,646,370	[10]
	PC-SO	2/4/2010[2]	8/4/2009[4]	0	0	0		10,500	42,000	42,000	[11]	0		0		15.31	249,475	[10]
	RSU	8/3/2010	N/A	0	0	0		0	0	0		48,000	[12]	0		0	982,560
	SO	8/3/2010	N/A	0	0	0		0	0	0		0		24,000	[13]	20.47	152,946
Patrick P. Gelsinger	CIP	N/A	N/A	175,000	350,000	700,000	[6]	0	0	0		0		0		0	0
	MBO	N/A	N/A	0	140,000	140,000	[7]	0	0	0		0		0		0	0
	INF STOR	N/A	N/A	105,000	210,000	420,000	[8]	0	0	0		0		0		0	0
	RSU	8/3/2010	N/A	0	0	0		0	0	0		48,000	[12]	0		0	982,560
	SO	8/3/2010	N/A	0	0	0		0	0	0		0		24,000	[13]	20.47	152,946
Jeremy Burton	CIP	N/A	N/A	166,667	333,333	666,667	[6]	0	0	0		0		0		0	0
	MBO	N/A	N/A	0	75,000	75,000	[7]	0	0	0		0		0		0	0
	RSU	4/28/2010	N/A	0	0	0		0	0	0		200,000	[14]	0		0	3,910,000
	SO	4/28/2010	N/A	0	0	0		0	0	0		0		100,000	[15]	19.55	640,381
	RSU	8/3/2010	N/A	0	0	0		0	0	0		24,000	[12]	0		0	491,280
	SO	8/3/2010	N/A	0	0	0		0	0	0		0		12,000	[13]	20.47	76,473

1
Type of Award:

  CIP = 2010 Corporate Incentive Plan
  MBO = 2010 Management by Objectives Plan
  INF STOR = 2010 Information Storage Incentive Plan

  PC-RSU = Performance Stock Units
  PC-SO = Performance Stock Options
  RSU = Time-Based Stock Units
  SO = Time-Based Stock Options

  For more information on all of these awards, please see pages 39 to 44 and 46 to 48 of this Proxy Statement.

2
On February 4, 2010, the Compensation Committee approved the specific performance targets associated with this award, which was originally granted by the Compensation Committee on August 4, 2009. Please see footnote 3 below for additional information. From an accounting perspective, the grant date for this award is February 4, 2010, the date on which the performance targets were approved.

3
This column has been added to reflect the date that the Compensation Committee approved all material terms of each grant of performance stock units and performance stock options, other than the specific performance targets, which were approved at a later date.

4
On August 4, 2009, the Compensation Committee approved all the material terms of the award except for the performance targets, which were approved on February 4, 2010.

5
Represents the grant date fair value of each of these awards calculated in accordance with FASB ASC Topic 718.

6
The amounts shown in the threshold, target and maximum columns reflect the minimum, target and maximum amounts, respectively, payable under the 2010 Corporate Incentive Plan. The threshold payment is 50% of the target payment and the maximum payment is 200% of the target payment.

7
The amounts shown in the target and maximum columns reflect the amounts that will be paid if all the performance goals under the MBO for the year are achieved and if the plan is fully funded for the year.

8
The amounts shown in the threshold, target and maximum columns reflect the minimum, target and maximum amounts, respectively, payable under the 2010 Information Storage Incentive Plan. The threshold payment is 50% of the target payment and the maximum payment is 200% of the target payment.

9
The amounts shown in the target and maximum columns reflect the number of performance stock units that are eligible to vest commencing in 2011 subject to the achievement of 2010 performance goals. The amount shown in the threshold column reflects the number of performance stock units that are eligible to vest commencing in 2011 if threshold targets are achieved. The threshold number of performance stock units is 25% of the target number of performance stock units. 100% of these performance units became eligible to vest in February 2011, and one-third vested on February 2, 2011 and one-half of the remaining units will vest on each of February 1, 2012 and 2013.

10
Grant date fair value was calculated using the closing price of the common stock on February 4, 2010, the date on which the performance targets were approved by the Compensation Committee. Amount assumes the target number of shares is issued. The target number of shares and the maximum number of shares issuable under the grant are the same.

11
The amounts shown in the target and maximum columns reflect the number of performance stock options that are eligible to vest commencing in 2011 subject to the achievement of 2010 performance goals. The amount shown in the threshold column reflects the number of performance stock options that are eligible to vest commencing in 2011 if threshold targets are achieved. The threshold number of performance stock options is 25% of the target number of performance stock options. 100% of these performance options became eligible to vest in February 2011, and one-fourth vested on February 2, 2011 and one-third of the remaining options will vest on each of February 1, 2012, 2013 and 2014.

12
25% of these units will vest on each of August 3, 2011, 2012, 2013 and 2014.

13
20% of these options will vest on each of August 3, 2011, 2012, 2013, 2014 and 2015.

14
25% of these units will vest on each of April 28, 2011, 2012, 2013 and 2014.

15
20% of these options will vest on each of April 28, 2011, 2012, 2013, 2014 and 2015.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information concerning stock options and stock awards held by the Named Executive Officers as of December 31, 2010. The market and payout values for unvested stock awards are calculated based on a market value of $22.90 per share (the closing market price of EMC's common stock on December 31, 2010) multiplied by the number of shares subject to the award.

	Option Awards[1]						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options[2] (#)	Option Exercise Price ($)	Option Expiration Date[3]	Number of Shares or Units of Stock Held That Have Not Vested (#)		Market Value of Shares or Units of Stock Held That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[4] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Joseph M. Tucci	0	0		105,000	20.47	8/3/2020	822,540	[5]	18,836,166	210,000	4,809,000
	0	70,000	[6]	0	20.47	8/3/2020
	0	150,000	[7]	0	15.31	8/4/2019
	20,000	80,000	[8]	0	15.31	8/4/2019
	39,946	119,840	[9]	0	15.18	8/20/2018
	48,000	72,000	[10]	0	15.18	8/20/2018
	700,000	0		0	14.49	7/22/2015
	1,120,000	0		0	12.85	10/28/2014
	1,120,000	0		0	13.18	10/23/2013
	1,000,000	0		0	36.66	4/18/2011
	400,000	0		0	72.31	1/17/2011
David I. Goulden	0	0		36,000	20.47	8/3/2020	363,949	[11]	8,334,432	72,000	1,648,800
	0	24,000	[6]	0	20.47	8/3/2020
	0	42,000	[7]	0	15.31	8/4/2019
	5,600	22,400	[8]	0	15.31	8/4/2019
	10,652	31,957	[9]	0	15.18	8/20/2018
	12,800	19,200	[10]	0	15.18	8/20/2018
	11,745	35,232	[12]	0	19.11	11/28/2017
	19,200	12,800	[13]	0	19.11	11/28/2017
	400,000	0		0	14.49	7/22/2015
	340,000	0		0	12.85	10/28/2014
	400,000	0		0	13.18	10/23/2013
William J. Teuber, Jr.	0	0		36,000	20.47	8/3/2020	384,880	[14]	8,813,752	72,000	1,648,800
	0	24,000	[6]	0	20.47	8/3/2020
	0	42,000	[7]	0	15.31	8/4/2019
	5,600	22,400	[8]	0	15.31	8/4/2019
	13,981	41,944	[9]	0	15.18	8/20/2018
	16,800	25,200	[10]	0	15.18	8/20/2018
	15,415	46,243	[12]	0	19.11	11/28/2017
	25,200	16,800	[13]	0	19.11	11/28/2017
	400,000	0		0	14.49	7/22/2015
	400,000	0		0	12.85	10/28/2014
	128,366	0		0	13.18	10/23/2013
	200,000	0		0	36.66	4/18/2011
Howard D. Elias	0	0		36,000	20.47	8/3/2020	363,949	[11]	8,334,432	72,000	1,648,800
	0	24,000	[6]	0	20.47	8/3/2020
	0	42,000	[7]	0	15.31	8/4/2019
	5,600	22,400	[8]	0	15.31	8/4/2019
	10,652	31,957	[9]	0	15.18	8/20/2018
	12,800	19,200	[10]	0	15.18	8/20/2018
	11,745	35,232	[12]	0	19.11	11/28/2017
	19,200	12,800	[13]	0	19.11	11/28/2017
	400,000	0		0	14.49	7/22/2015
	400,000	0		0	12.85	10/28/2014
	87,565	0		0	13.18	10/23/2013
Patrick P. Gelsinger	0	0		36,000	20.47	8/3/2020	423,000	[15]	9,686,700	72,000	1,648,800
	0	24,000	[6]	0	20.47	8/3/2020
	100,000	400,000	[16]	0	16.47	10/30/2019
Jeremy Burton	0	0		18,000	20.47	8/3/2020	224,000	[17]	5,129,600	36,000	824,400
	0	12,000	[6]	0	20.47	8/3/2020
	0	100,000	[18]	0	19.55	4/28/2020

1
Stock options vest at the rate of 20% per year over five years, unless otherwise indicated.

2
The stock options reported in this column represent our performance stock options granted in August 2010 that are eligible to vest commencing in 2012 if the 2011 performance goals are achieved or exceeded. These options are distinguished from the other stock options in this table because they will vest only if performance goals are achieved and all or a portion of them will be forfeited if certain performance goals are not achieved. If any of these options become eligible to vest, one-fourth of such options will vest on or about February 1, 2012; provided, however, that this first vesting date may be delayed (a) until such time as the Compensation Committee determines that the applicable performance goals have been achieved, or (b) if vesting is determined based upon EMC's performance relative to its peer group; and thereafter, one-third of the remaining options will vest on each of February 1, 2013, 2014 and 2015. For more information on the performance stock options, please see page 47 of this Proxy Statement. Due to applicable accounting rules, these performance stock options are not reflected in the Summary Compensation Table or the Grants of Plan-Based Awards Table of this Proxy Statement because the performance targets for such grants were not approved until February 2011.

3
The grant date of each stock option is ten years prior to its expiration date.

4
The stock awards reported in this column represent our performance stock units granted in August 2010. These awards are distinguished from the other stock awards in this table because they will vest only if performance goals are achieved and all or a portion of them will be forfeited if certain performance goals are not achieved. If any of these units become eligible to vest, one-third of such units will vest on or about February 1, 2012; provided, however, that this first vesting date may be delayed (a) until such time as the Compensation Committee determines that the applicable performance goals have been achieved, or (b) if vesting is determined based upon EMC's performance relative to its peer group; and thereafter, one-half of the remaining units will vest on each of February 1, 2013 and 2014. For more information on the performance stock units, please see page 47 of this Proxy Statement. Due to applicable accounting rules, these performance stock units are not reflected in the Summary Compensation Table or the Grants of Plan-Based Awards Table of this Proxy Statement because the performance targets for such grants were not approved until February 2011.

5
Mr. Tucci was granted 300,000 performance stock units on August 20, 2008. 88.77% of these units, or 266,310 units, became eligible to vest in February 2010; one-third of these units vested on each of February 4, 2010 and February 1, 2011; and the remaining units will vest on February 1, 2012. The remaining 11.23% of these units were forfeited since the 2009 performance goals were not fully achieved. Mr. Tucci was also granted 200,000 time-based stock units on August 20, 2008; 25% of these units vested on each of August 20, 2009 and 2010; and one-half of the remaining units will vest on each of August 20, 2011 and 2012. In addition, Mr. Tucci was granted 270,000 performance stock units on August 4, 2009; 100% of these units became eligible to vest in February 2011; one-third of these units vested on February 2, 2011; and one-half of the remaining units will vest on each of February 1, 2012 and 2013. Mr. Tucci was also granted 180,000 time-based stock units on August 4, 2009; 25% of these units vested on August 4, 2010; and one-third of the remaining units will vest on each of August 4, 2011, 2012 and 2013. Mr. Tucci was also granted 140,000 time-based stock units on August 3, 2010; 25% of these units will vest on each of August 3, 2011, 2012, 2013 and 2014.

6
20% of these options will vest on each of August 3, 2011, 2012, 2013, 2014 and 2015.

7
Represents the number of performance stock options granted in August 2009 that became eligible to vest based on the achievement of the 2010 performance goals. 100% of these options became eligible to vest in February 2011; 25% of these options vested on February 2, 2011; and one-third of the remaining options will vest on each of February 1, 2012, 2013 and 2014. For more information on the performance stock options granted in August 2009, please see page 47 of this Proxy Statement.

8
25% of these options will vest on each of August 4, 2011, 2012, 2013 and 2014.

9
Represents 88.77% of the performance stock options granted in August 2008 that became eligible to vest in February 2010; 25% of these options vested on each of February 4, 2010 and February 1, 2011; and one-half of the remaining options will vest on each of February 1, 2012 and 2013.

10
33% of these options will vest on each of August 20, 2011, 2012 and 2013.

11
Messrs. Goulden and Elias were each granted 96,000 performance stock units on November 28, 2007. 97.87% of these units, or 93,955 units, became eligible to vest in January 2009; one-third of these units vested on each of February 1, 2010 and 2011; and the remaining units will vest on February 1, 2012. The remaining 2.13% of these units were forfeited since the 2008 performance goals were not fully achieved. In addition, Messrs. Goulden and Elias were each granted 64,000 time-based stock units on November 28, 2007; 25% of these units vested on each of November 28, 2008, 2009 and 2010; and the remaining units will vest on November 28, 2011. Messrs. Goulden and Elias were also each granted 96,000 performance stock units on August 20, 2008. 88.77% of these units, or 85,219 units, became eligible to vest in February 2010; one-third of these units vested on each of February 4, 2010 and February 1, 2011; and the remaining units will vest on February 1, 2012. The remaining 11.23% of these units were forfeited since the 2009 performance goals were not fully achieved. Messrs. Goulden and Elias were also each granted 64,000 time-based stock units on August 20, 2008; 25% of these units vested on each of August 20, 2009 and 2010; and one-half of the remaining units will vest on each of August 20, 2011 and 2012. In addition, Messrs. Goulden and Elias were each granted 99,000 performance stock units on August 4, 2009; 100% of these units became eligible to vest in February 2011; one-third of these units vested on February 2, 2011; and one-half of the remaining units will vest on each of February 1, 2012 and 2013. Messrs. Goulden and Elias were also each granted 66,000 time-based stock units on August 4, 2009; 25% of these units vested on August 4, 2010; and one-third of the remaining units will vest on each of August 4, 2011, 2012 and 2013. Messrs. Goulden and Elias were also each granted 48,000 time-based stock units on August 3, 2010; 25% of these units will vest on each of August 3, 2011, 2012, 2013 and 2014.

12
Represents 97.87% of the performance stock options granted in November 2007 that became eligible to vest in January 2009; 25% of these options vested on each of February 1, 2010 and 2011; and one-half of the remaining options will vest on each of February 1, 2012 and 2013.

13
One-half of these options will vest on each of November 28, 2011 and 2012.

14
Mr. Teuber was granted 108,000 performance stock units on November 28, 2007. 97.87% of these units, or 105,699 units, became eligible to vest in January 2009; one-third of these units vested on each of February 1, 2010 and 2011; and the remaining units will vest on February 1, 2012. The remaining 2.13% of these units were forfeited since the 2008 performance goals were not fully achieved. In addition, Mr. Teuber was granted 72,000 time-based stock units on November 28, 2007; 25% of these units vested on each of November 28, 2008, 2009 and 2010; and the remaining units will vest on November 28, 2011. Mr. Teuber was also granted 108,000 performance stock units on August 20, 2008. 88.77% of these units, or 95,871 units, became eligible to vest in February 2010; one-third of these units vested on each of February 4, 2010 and February 1, 2011; and the remaining units will vest on February 1, 2012. The remaining 11.23% of these units were forfeited since the 2009 performance goals were not fully achieved. Mr. Teuber was also granted 72,000 time-based stock units on August 20, 2008; 25% of these units vested on each of August 20, 2009 and 2010; and one-half of the remaining units will vest on each of August 20, 2011 and 2012. In addition, Mr. Teuber was granted 99,000 performance stock units on August 4, 2009; 100% of these units became eligible to vest in February 2011; one-third of these units vested on February 2, 2011; and one-half of the remaining units will vest on each of February 1, 2012 and 2013. Mr. Teuber was also granted 66,000 time-based stock units on August 4, 2009; 25% of these units vested on August 4, 2010; and one-third of the remaining units will vest on each of August 4, 2011, 2012 and 2013. Mr. Teuber was also granted 48,000 time-based stock units on August 3, 2010; 25% of these units will vest on each of August 3, 2011, 2012, 2013 and 2014.

15
Mr. Gelsinger was granted 500,000 time-based stock units on October 30, 2009; 25% of these units vested on October 30, 2010; and one-third of the remaining units will vest on each of October 30, 2011, 2012 and 2013. Mr. Gelsinger was also granted 48,000 time-based stock units on August 3, 2010; 25% of these units will vest on each of August 3, 2011, 2012, 2013 and 2014.

16
25% of these options will vest on each of October 30, 2011, 2012, 2013 and 2014.

17
Mr. Burton was granted 200,000 time-based stock units on April 28, 2010; 25% of these units will vest on each of April 28, 2011, 2012, 2013 and 2014. Mr. Burton was also granted 24,000 time-based stock units on August 3, 2010; 25% of these units will vest on each of August 3, 2011, 2012, 2013 and 2014.

18
20% of these options will vest on each of April 28, 2011, 2012, 2013, 2014 and 2015.

Option Exercises and Stock Vested

        The following table provides information regarding options and stock awards, exercised and vested, for the Named Executive Officers during the fiscal year ended December 31, 2010.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise[1] ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting[2] ($)
Joseph M. Tucci	2,181,549	20,282,331	433,770	7,607,645
David I. Goulden	260,001	2,768,341	170,725	3,060,198
William J. Teuber, Jr.	771,634	6,665,254	194,690	3,479,645
Howard D. Elias	424,500	2,752,276	183,225	3,273,198
Patrick P. Gelsinger	0	0	125,000	2,661,250
Jeremy Burton	0	0	0	0

1
Represents the difference between the exercise price and the fair market value of the common stock on the date of exercise for each option.

2
Represents the fair market value of the common stock on the applicable vesting date, multiplied by the number of shares of stock that vested on that date.

Pension Benefits

        EMC does not provide pension benefits to the Named Executive Officers.

Nonqualified Deferred Compensation

        Under EMC's Deferred Compensation Retirement Plan (the "Deferred Compensation Plan"), designated managerial or highly compensated employees, including the Named Executive Officers, may defer up to 25% of their base salary and from 10% to 95% of the compensation they receive under any of EMC's cash bonus and commission plans. EMC does not make any contributions to the accounts of participants under the Deferred Compensation Plan. Amounts deferred under the Deferred Compensation Plan are generally paid in a lump sum upon a participant's death, disability, retirement or termination of employment, provided that, in the event of retirement, participants can elect to receive distributions in 5-, 10- or 15-year installments. Distributions can occur earlier in the case of severe financial hardship or if the participant elected to receive his or her deferral on a fixed date or schedule prior to his or her termination or retirement, and such distributions may be payable in a lump sum or in 5-, 10- or 15-year installments at the participant's election. Participants may also elect to receive distributions in a lump sum upon a change in control.

        All investment gains and losses attributable to a participant's account under the Deferred Compensation Plan are entirely measured upon the performance of the investment selections made by the participant. The investment options available under the Deferred Compensation Plan are substantially similar to the investment options available under EMC's 401(k) Savings Plan. These investment options, which are selected by EMC's Retirement Plans Committee, provide participants with an opportunity to invest in a wide variety of mutual funds, bond funds, money market funds and blended funds, including an EMC stock fund. Participants may change their investment options daily through the plan administrator's online system.

        The following table shows the executive contributions, earnings and account balances for the Named Executive Officers in the Deferred Compensation Plan as of December 31, 2010.

Name	Executive Contributions in Last FY ($)		Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Joseph M. Tucci	0		0	738,863	0	9,902,792	[1]
David I. Goulden	201,825	[2]	0	296,174	0	2,652,889	[3]
William J. Teuber, Jr.	0		0	0	0	0
Howard D. Elias	0		0	0	0	0
Patrick P. Gelsinger	35,525	[4]	0	4,548	0	40,073
Jeremy Burton	0		0	0	0	0

1
$5,754,070 of this amount was previously reported as salary or bonus in the Summary Compensation Table of previously filed proxy statements.

2
$87,150 of this amount is reported in the Summary Compensation Table for Mr. Goulden under the Non-Equity Incentive Plan Compensation column.

3
$1,820,015 of this amount was previously reported as salary or bonus in the Summary Compensation Table of previously filed proxy statements.

4
This amount is reported in the Summary Compensation Table for Mr. Gelsinger under the Non-Equity Incentive Plan Compensation column.

Potential Payments upon Termination or Change in Control

        The tables following the narrative below reflect the compensation and benefits due to each of the Named Executive Officers in the event of termination of employment. The compensation and benefits payable to each Named Executive Officer upon a voluntary termination, an involuntary termination for cause, an involuntary termination without cause (other than in connection with a change in control), an involuntary termination without cause or by the Named Executive Officer for good reason in connection with a change in control, a termination due to death or disability, and the Named Executive Officer's retirement is shown below. The amounts shown assume that each termination of employment was effective as of December 31, 2010, and are calculated based on the fair market value of $22.90 per share (the closing price of our common stock on that date). The amounts shown in the table are estimates of the amounts which would be paid upon termination of employment. The actual amounts to be paid can only be determined at the time of the termination of employment.

Payments and Benefits upon any Termination

        Employees, including the Named Executive Officers, are entitled to receive earned and unpaid compensation upon any termination of employment. Accordingly, subject to the exceptions noted below, upon any termination of employment the Named Executive Officers will receive accrued but unused vacation pay, earned but unpaid bonuses and their account balances under the Deferred

Compensation Plan. For a description of our Deferred Compensation Plan and the account balances of the Named Executive Officers as of December 31, 2010, please see above. The payments due upon any termination of employment will generally be made in a lump sum payment within 30 days after termination of employment or when administratively practicable, unless otherwise delayed for a 6-month period by application of the deferred compensation requirements under Section 409A of the Internal Revenue Code. In addition, except as noted below, (i) all stock awards and unvested stock options, as well as the vested portion of "incentive stock options," will terminate upon termination of employment and (ii) all vested but unexercised stock options that are not incentive stock options will terminate three months following termination of employment, provided that vested options will terminate immediately if the termination was for cause.

Voluntary Termination

        A Named Executive Officer who voluntarily terminates employment, other than due to a retirement, will not be entitled to any benefits other than those that are paid to all employees upon any termination of employment as described above, except for Mr. Tucci, who will be entitled to a pro rata bonus for the year of termination pursuant to his employment arrangement.

Involuntary Termination For Cause

        A Named Executive Officer whose employment is terminated for cause is not entitled to any benefits other than those that are paid to all employees upon any termination of employment as described above. In addition, as noted under "Elements of EMC's Executive Compensation Program – Compensation Recovery Policies" on page 53 of this Proxy Statement, EMC may be entitled to recover amounts paid and/or gains realized for certain cash and equity incentive compensation.

Involuntary Termination Without Cause

        Other than in connection with a qualifying change in control termination described below, and except in the case of Messrs. Tucci and Goulden, upon an involuntary termination without cause, the Named Executive Officers are not contractually entitled to any compensation or benefits other than those that are paid to all employees upon any termination of employment as described above.

        Under the employment arrangement with Mr. Tucci, if his employment is involuntarily terminated without cause, other than in connection with a change in control, he will receive a lump sum amount equal to the sum of his annual base salary and target annual bonus. In addition, over the remaining term of the arrangement (which currently expires on December 31, 2012) or an eighteen-month period, whichever is longer, Mr. Tucci will continue to receive benefits and any outstanding equity awards he held at the time of termination will continue to vest as if his employment had not been terminated. The Board and the Compensation Committee determined that the provision of one year of target cash compensation and the continued vesting of equity awards provide an appropriate level of severance for Mr. Tucci given his service to EMC.

        Pursuant to Mr. Goulden's offer letter, if his employment is involuntarily terminated without cause, other than in connection with a change in control, he is entitled to severance. In this event, contingent upon Mr. Goulden's execution of a general release of claims in EMC's favor and his compliance with EMC's standard Key Employee Agreement, which contains confidentiality, non-competition and non-solicitation covenants, EMC will pay Mr. Goulden in a lump sum an amount equal to the sum of his base salary and annual target bonus opportunity, and continue his participation in EMC benefit programs for one year.

Qualifying Change in Control Termination

        As discussed on page 50 of this Proxy Statement, EMC has change in control agreements with the Named Executive Officers that provide severance benefits if there is both (i) a change in control (or potential change in control) of EMC and (ii) the executive's employment is terminated by EMC (or any successor) without "cause" or if the executive terminates his or her employment for "good reason," in each case within 24 months following a change in control (or during a potential change in control period). In the case of such a change in control (or potential change in control) and a qualifying termination, the Named Executive Officer would receive:

  •
  a lump sum severance payment equal to 2.99 times the sum of the Named Executive Officer's annual base salary and target annual bonus,

  •
  a lump sum payment equal to the Named Executive Officer's prorated annual bonus for the year of termination assuming target performance, and

  •
  the continuation of life, disability, accident and health insurance benefits for the Named Executive Officer and the Named Executive Officer's dependents for up to 36 months following such termination.

        Upon a change in control, the vesting of all performance shares, performance stock units and performance stock options will no longer be subject to the achievement of performance goals, but will remain subject to continued employment. The Compensation Committee determined that these awards should not be subject to the achievement of the performance goals following a change in control because our executives will likely no longer be in a position to influence the achievement of the goals and also because of the likely difficulty of measuring their achievement after a change in control has occurred. In the event of a change in control, all equity awards will vest upon a qualifying termination. The Compensation Committee determined that this was appropriate so that the executives would not forfeit their equity awards upon a qualifying termination following a change in control. In the event of a potential change in control, (i) equity awards, other than stock options and stock appreciation rights, which are intended to constitute qualified performance-contingent compensation for purposes of 162(m) of the Internal Revenue Code will not vest upon a qualifying termination, and (ii) all other equity awards will vest upon a qualifying termination. This would result in a significant amount of the executive's performance-contingent equity grants not accelerating in the event of a qualifying termination following a potential change in control. The Compensation Committee determined that this limitation on accelerated vesting of qualified performance-contingent awards was appropriate in the context of a potential change in control in order to preserve the tax deductibility of qualified performance-contingent equity grants. For an illustration of the impact of this limitation, please see the footnotes to the tables on pages 68 to 73 of this Proxy Statement.

        A "change in control" will generally be triggered under the change in control agreements upon:

  •
  the acquisition by a person or entity of 25% or more of either the then outstanding shares of EMC or the combined voting power of EMC's then outstanding securities;

  •
  a change in the composition of the majority of the Board without the approval of the existing Board;

  •
  a merger of EMC (other than a merger following which EMC securities represent at least 50% of the combined voting power of the securities of the surviving entity); or

  •
  the approval of EMC shareholders of a plan of complete liquidation or dissolution of EMC or the sale by EMC of all or substantially all of its assets.

        A potential change in control will generally occur under the change in control agreements upon:

  •
  EMC's entry into an agreement which would result in a change in control;

  •
  a public announcement by EMC or any other person or entity of an intention to take actions which would result in a change in control;

  •
  the acquisition by a person or entity of 15% or more of EMC's then outstanding shares or the combined voting power of EMC's then outstanding securities; or

  •
  a resolution by the Board that a potential change in control has occurred.

        EMC will generally have "cause" under the change in control agreements upon:

  •
  the willful and continued failure by the executive to perform substantially the duties and responsibilities of the executive's position;

  •
  the conviction of the executive for a felony; or

  •
  the willful engagement of the executive in fraud or dishonesty which is demonstrably and materially injurious to EMC or its reputation, monetarily or otherwise.

        Under the change in control agreements, "good reason" includes:

  •
  an adverse change in the executive's position;

  •
  a reduction in the executive's base salary;

  •
  the failure by EMC to continue to provide certain compensation and benefits; and

  •
  a requirement that the executive's principal place of employment be located greater than 50 miles from where the executive's principal place of employment was located immediately prior to the change in control.

        The agreements provide that any good faith claim by an executive that good reason exists shall be presumed to be correct unless EMC (or a successor) establishes by clear and convincing evidence that good reason does not exist. To claim good reason, the executive must give notice of the good reason event within 90 days after its occurrence and must provide EMC (or a successor) with a 30-day period in which to cure the good reason event. In setting these terms, EMC balanced (i) the desire to provide severance benefits to the executive if, in fact, the executive's terms and conditions of employment were materially changed following the change in control, against (ii) the desire to ensure that such benefits not become payable if the executive's employment continued without adverse change following the change in control.

        EMC's form of change in control agreement was attached as Exhibit 10.8 to our Annual Report on Form 10-K filed February 28, 2011 (No. 001-9853).

Death

        EMC provides benefits to our employees' survivors upon the death of an employee, including each of the Named Executive Officers. The employee's survivors will continue to receive the employee's base salary for six months and EMC will make a $10,000 contribution to a tax-qualified education fund for each of the deceased employee's minor children. In addition, under the 2003 Stock Plan, unvested stock options and stock awards will immediately vest and all options held by the employee prior to his or her death will remain exercisable for three years. These benefits reflect what we believe is an appropriate level of protection and common market practice.

Disability

        EMC does not have guidelines for providing compensation or benefits upon an employee's disability other than providing the benefits that are provided to all employees generally, including the Named Executive Officers, upon any termination of employment. However, under the 2003 Stock Plan, unvested stock options and stock awards will immediately vest and all options held by any EMC employee prior to his or her termination for disability will remain exercisable for three years. These benefits reflect what we believe is an appropriate level of protection and common market practice.

Retirement

        EMC does not provide any retirement benefits to the Named Executive Officers, other than the matching 401(k) plan contributions of up to $3,000 per year that we offer to all employees generally, subject, in certain circumstances, to vesting. In July 2009, as part of our cost reduction initiatives, the Compensation Committee suspended matching contributions under the plan from July 1, 2009 through June 30, 2010. Matching contributions resumed under the plan in July 2010.

        There are certain continued vesting and exercisability provisions applicable to equity awards held by employees who meet the definition of retirement under the EMC Corporation 2001 Stock Option Plan (the "2001 Stock Option Plan") and the 2003 Stock Plan. Currently, if a Named Executive Officer meets the definition of retirement under the plans:

  •
  Vested stock options granted under the 2001 Stock Option Plan held at the time of retirement will remain exercisable for up to three years after retirement;

  •
  Unvested time-based and performance-based stock options granted under the 2003 Stock Plan held at the time of retirement will continue to vest and remain exercisable for the remainder of the applicable option term; provided, however, that any stock option granted under the 2003 Stock Plan after May 3, 2006 will continue to vest and remain exercisable for the remainder of the option term only if prior to retirement the applicable performance targets have been achieved and the executive officer has completed at least 30 months of service after the grant date of the option; and

  •
  Restricted stock awards granted under the 2003 Stock Plan prior to December 2007 will continue to be eligible to vest after retirement.

        Under the 2001 Stock Option Plan and for grants made prior to December 9, 2009 under the 2003 Stock Plan, employees will meet the definition of retirement if they voluntarily terminate employment after 20 years of service or after they have attained age 55 with five years of service and provided they give six months' advance notice. For grants made on or after December 9, 2009 under the 2003 Stock Plan, employees will meet the definition of retirement if they voluntarily terminate employment after they have attained age 60 with ten years of service and provided they give six months' advance notice.

        For purposes of certain grants made under the 2001 Stock Option Plan and the 2003 Stock Plan, Messrs. Tucci and Teuber have met the definition of retirement since 2005 and 2006, respectively. The amount shown in the Retirement Column for each of Messrs. Tucci and Teuber represents the value of the outstanding option awards that would continue to vest upon retirement. Messrs. Goulden, Elias, Gelsinger and Burton do not currently meet the definition of retirement for purposes of these plans.

        We believe the limited retirement provisions in the equity plans as described above are reasonable and appropriate.

  Joseph M. Tucci

        The following table shows the potential payments and benefits that would have been provided under each of the termination scenarios discussed above, assuming that such change in control (or potential change in control) and termination occurred on December 31, 2010.

Element	Voluntary Termination ($)	Involuntary Termination For Cause ($)	Involuntary Termination Without Cause ($)	Change in Control: Qualifying Termination ($)		Death ($)	Disability ($)	Retirement ($)
Incremental Benefits Pursuant to Termination Event
Cash Severance
Base Salary + Bonus	0	0	2,440,000	7,295,600		500,000	0	0
Pro-rata Target Bonus	1,440,000	0	0	1,440,000		0	0	0
Benefits & Perquisites
Health and Welfare Benefit Continuation	0	0	23,466	35,199		0	0	0
Tax Qualified Education Fund Contribution	0	0	0	0		0	0	0
Equity Incentives[1]
In-the-Money Value of Accelerated Stock Options	0	0	0	3,651,955		3,651,955	3,651,955	0
Value of Accelerated Restricted Stock and Performance Shares	0	0	0	23,645,166	[2]	23,645,166	23,645,166	0
In-the-Money Value of Stock Options Subject to Continued Vesting	0	0	1,992,011	0		0	0	0
Value of Restricted Stock Subject to Continued Vesting	0	0	15,744,666	0		0	0	0
Total Value: Incremental Benefits	1,440,000	0	20,200,143	36,067,920		27,797,121	27,297,121	0

1
For purposes of valuing performance-based equity awards where satisfaction of the applicable performance goals has not been determined as of December 31, 2010, it is assumed that the applicable performance goals are achieved at 100% of target.

2
In the event Mr. Tucci is terminated in connection with a "potential change in control," the amount shown would be reduced by the value of any qualified performance-based equity awards (other than stock options or stock appreciation rights) that would be forfeited. As of December 31, 2010, these awards had a cash value of $10,992,000.

        In accordance with the terms of the 2003 Stock Plan, Mr. Tucci would also have been entitled to exercise his vested in-the-money stock options upon a termination of employment, other than termination for cause. As of December 31, 2010, these stock options had a cash value of $28,860,143.

  David I. Goulden

        The following table shows the potential payments and benefits that would have been provided under each of the termination scenarios discussed above, assuming that such change in control (or potential change in control) and termination occurred on December 31, 2010.

Element	Voluntary Termination ($)	Involuntary Termination For Cause ($)	Involuntary Termination Without Cause ($)	Change in Control: Qualifying Termination ($)		Death ($)	Disability ($)	Retirement ($)
Incremental Benefits Pursuant to Termination Event
Cash Severance
Base Salary + Bonus	0	0	1,300,000	3,887,000		300,000	0	0
Pro-rata Target Bonus	0	0	0	700,000		0	0	0
Benefits & Perquisites
Health and Welfare Benefit Continuation	0	0	15,631	46,893		0	0	0
Tax Qualified Education Fund Contribution	0	0	0	0		10,000	0	0
Equity Incentives[1]
In-the-Money Value of Accelerated Stock Options	0	0	0	1,211,569		1,211,569	1,211,569	0
Value of Accelerated Restricted Stock and Performance Shares	0	0	0	9,983,232	[2]	9,983,232	9,983,232	0
In-the-Money Value of Stock Options Subject to Continued Vesting	0	0	0	0		0	0	0
Value of Restricted Stock Subject to Continued Vesting	0	0	0	0		0	0	0
Total Value: Incremental Benefits	0	0	1,315,631	15,828,694		11,504,801	11,194,801	0

1
For purposes of valuing performance-based equity awards where satisfaction of the applicable performance goals has not been determined as of December 31, 2010, it is assumed that the applicable performance goals are achieved at 100% of target.

2
In the event Mr. Goulden is terminated in connection with a "potential change in control," the amount shown would be reduced by the value of any qualified performance-based equity awards (other than stock options or stock appreciation rights) that would be forfeited. As of December 31, 2010, these awards had a cash value of $3,915,900.

        In accordance with the terms of the 2003 Stock Plan, Mr. Goulden would also have been entitled to exercise his vested in-the-money stock options upon a termination of employment, other than termination for cause. As of December 31, 2010, these stock options had a cash value of $11,009,835.

  William J. Teuber, Jr.

        The following table shows the potential payments and benefits that would have been provided under each of the termination scenarios discussed above, assuming that such change in control (or potential change in control) and termination occurred on December 31, 2010.

Element	Voluntary Termination ($)	Involuntary Termination For Cause ($)	Involuntary Termination Without Cause ($)	Change in Control: Qualifying Termination ($)		Death ($)	Disability ($)	Retirement ($)
Incremental Benefits Pursuant to Termination Event
Cash Severance
Base Salary + Bonus	0	0	0	4,186,000		350,000	0	0
Pro-rata Target Bonus	0	0	0	700,000		0	0	0
Benefits & Perquisites
Health and Welfare Benefit Continuation	0	0	0	53,331		0	0	0
Tax Qualified Education Fund Contribution	0	0	0	0		0	0	0
Equity Incentives[1]
In-the-Money Value of Accelerated Stock Options	0	0	0	1,391,881		1,391,881	1,391,881	0
Value of Accelerated Restricted Stock and Performance Shares	0	0	0	10,462,552	[2]	10,462,552	10,462,552	0
In-the-Money Value of Stock Options Subject to Continued Vesting	238,933	0	238,933	0		0	0	238,933
Value of Restricted Stock Subject to Continued Vesting	0	0	0	0		0	0	0
Total Value: Incremental Benefits	238,933	0	238,933	16,793,764		12,204,433	11,854,433	238,933

1
For purposes of valuing performance-based equity awards where satisfaction of the applicable performance goals has not been determined as of December 31, 2010, it is assumed that the applicable performance goals are achieved at 100% of target.

2
In the event Mr. Teuber is terminated in connection with a "potential change in control," the amount shown would be reduced by the value of any qualified performance-based equity awards (other than stock options or stock appreciation rights) that would be forfeited. As of December 31, 2010, these awards had a cash value of $3,915,900.

        In accordance with the terms of the 2003 Stock Plan, Mr. Teuber would also have been entitled to exercise his vested in-the-money stock options upon a termination of employment, other than termination for cause. As of December 31, 2010, these stock options had a cash value of $9,065,782.

  Howard D. Elias

        The following table shows the potential payments and benefits that would have been provided under each of the termination scenarios discussed above, assuming that such change in control (or potential change in control) and termination occurred on December 31, 2010.

Element	Voluntary Termination ($)	Involuntary Termination For Cause ($)	Involuntary Termination Without Cause ($)	Change in Control: Qualifying Termination ($)		Death ($)	Disability ($)	Retirement ($)
Incremental Benefits Pursuant to Termination Event
Cash Severance
Base Salary + Bonus	0	0	0	3,887,000		300,000	0	0
Pro-rata Target Bonus	0	0	0	700,000		0	0	0
Benefits & Perquisites
Health and Welfare Benefit Continuation	0	0	0	45,042		0	0	0
Tax Qualified Education Fund Contribution	0	0	0	0		10,000	0	0
Equity Incentives[1]
In-the-Money Value of Accelerated Stock Options	0	0	0	1,211,569		1,211,569	1,211,569	0
Value of Accelerated Restricted Stock and Performance Shares	0	0	0	9,983,232	[2]	9,983,232	9,983,232	0
In-the-Money Value of Stock Options Subject to Continued Vesting	0	0	0	0		0	0	0
Value of Restricted Stock Subject to Continued Vesting	0	0	0	0		0	0	0
Total Value: Incremental Benefits	0	0	0	15,826,843		11,504,801	11,194,801	0

1
For purposes of valuing performance-based equity awards where satisfaction of the applicable performance goals has not been determined as of December 31, 2010, it is assumed that the applicable performance goals are achieved at 100% of target.

2
In the event Mr. Elias is terminated in connection with a "potential change in control," the amount shown would be reduced by the value of any qualified performance-based equity awards (other than stock options or stock appreciation rights) that would be forfeited. As of December 31, 2010, these awards had a cash value of $3,915,900.

        In accordance with the terms of the 2003 Stock Plan, Mr. Elias would also have been entitled to exercise his vested in-the-money stock options upon a termination of employment, other than termination for cause. As of December 31, 2010, these stock options had a cash value of $8,575,967.

  Patrick P. Gelsinger

        The following table shows the potential payments and benefits that would have been provided under each of the termination scenarios discussed above, assuming that such change in control (or potential change in control) and termination occurred on December 31, 2010.

Element	Voluntary Termination ($)	Involuntary Termination For Cause ($)	Involuntary Termination Without Cause ($)	Change in Control: Qualifying Termination ($)		Death ($)	Disability ($)	Retirement ($)
Incremental Benefits Pursuant to Termination Event
Cash Severance
Base Salary + Bonus	0	0	0	3,887,000		300,000	0	0
Pro-rata Target Bonus	0	0	0	700,000		0	0	0
Benefits & Perquisites
Health and Welfare Benefit Continuation	0	0	0	35,199		0	0	0
Tax Qualified Education Fund Contribution	0	0	0	0		0	0	0
Equity Incentives[1]
In-the-Money Value of Accelerated Stock Options	0	0	0	2,717,800		2,717,800	2,717,800	0
Value of Accelerated Restricted Stock and Performance Shares	0	0	0	11,335,500	[2]	11,335,500	11,335,500	0
In-the-Money Value of Stock Options Subject to Continued Vesting	0	0	0	0		0	0	0
Value of Restricted Stock Subject to Continued Vesting	0	0	0	0		0	0	0
Total Value: Incremental Benefits	0	0	0	18,675,499		14,353,300	14,053,300	0

1
For purposes of valuing performance-based equity awards where satisfaction of the applicable performance goals has not been determined as of December 31, 2010, it is assumed that the applicable performance goals are achieved at 100% of target.

2
In the event Mr. Gelsinger is terminated in connection with a "potential change in control," the amount shown would be reduced by the value of any qualified performance-based equity awards (other than stock options or stock appreciation rights) that would be forfeited. As of December 31, 2010, these awards had a cash value of $1,648,800.

        In accordance with the terms of the 2003 Stock Plan, Mr. Gelsinger would also have been entitled to exercise his vested in-the-money stock options upon a termination of employment, other than termination for cause. As of December 31, 2010, these stock options had a cash value of $643,000.

  Jeremy Burton

        The following table shows the potential payments and benefits that would have been provided under each of the termination scenarios discussed above, assuming that such change in control (or potential change in control) and termination occurred on December 31, 2010.

Element	Voluntary Termination ($)	Involuntary Termination For Cause ($)	Involuntary Termination Without Cause ($)	Change in Control: Qualifying Termination ($)		Death ($)	Disability ($)	Retirement ($)
Incremental Benefits Pursuant to Termination Event
Cash Severance
Base Salary + Bonus	0	0	0	2,990,000		250,000	0	0
Pro-rata Target Bonus	0	0	0	500,000		0	0	0
Benefits & Perquisites
Health and Welfare Benefit Continuation	0	0	0	36,696		0	0	0
Tax Qualified Education Fund Contribution	0	0	0	0		40,000	0	0
Equity Incentives[1]
In-the-Money Value of Accelerated Stock Options	0	0	0	407,900		407,900	407,900	0
Value of Accelerated Restricted Stock and Performance Shares	0	0	0	5,954,000	[2]	5,954,000	5,954,000	0
In-the-Money Value of Stock Options Subject to Continued Vesting	0	0	0	0		0	0	0
Value of Restricted Stock Subject to Continued Vesting	0	0	0	0		0	0	0
Total Value: Incremental Benefits	0	0	0	9,888,596		6,651,900	6,361,900	0

1
For purposes of valuing performance-based equity awards where satisfaction of the applicable performance goals has not been determined as of December 31, 2010, it is assumed that the applicable performance goals are achieved at 100% of target.

2
In the event Mr. Burton is terminated in connection with a "potential change in control," the amount shown would be reduced by the value of any qualified performance-based equity awards (other than stock options or stock appreciation rights) that would be forfeited. As of December 31, 2010, these awards had a cash value of $824,400.

        In accordance with the terms of the 2003 Stock Plan, Mr. Burton would also have been entitled to exercise his vested in-the-money stock options upon a termination of employment, other than termination for cause. As of December 31, 2010, he did not hold any vested stock options.

DIRECTOR COMPENSATION

        The Compensation Committee evaluates the appropriate level and form of compensation for non-employee directors at least annually and recommends changes to the Board when appropriate. Non-employee directors receive cash fees and equity awards for their service.

        As with our executive compensation program, the director compensation program emphasizes equity incentives. This reflects our belief that equity awards serve to align the interests of our directors with those of our shareholders. Accordingly, the majority of our non-employee directors' compensation is comprised of equity awards. Set forth below is a summary of the relative weights given to each component of the 2010 compensation opportunity for the non-employee directors.*

*
Excludes compensation to Mr. Fitzgerald who resigned from the Board of Directors in March 2010.

**
Reflects median cash compensation.

        For purposes of determining the percentages shown above for the annual compensation opportunities for the non-employee directors, it is assumed that stock options have a value determined by an option pricing model and restricted stock units have a value equal to the underlying value of the stock on the date the grant was approved.

Cash Compensation

        Generally, non-employee directors receive a $30,000 annual Board retainer, $3,000 for each in-person Board meeting and $1,500 for each telephonic Board meeting; and $1,000 for each in-person committee meeting and $750 for each telephonic committee meeting. An additional annual retainer of $20,000 and $10,000 is paid to the chair of the Audit Committee and each other committee chair, respectively. In 2011, the Board approved an increase in the annual retainer paid to the Lead Director from $40,000 to $55,000.

        In 2010, the number of meetings held by the Board of Directors and each standing committee was as follows:

  •
  8 Board meetings;

  •
  13 Audit Committee meetings;

  •
  6 Corporate Governance and Nominating Committee meetings;

  •
  9 Leadership and Compensation Committee meetings;

  •
  5 Finance Committee meetings; and

  •
  10 Mergers and Acquisitions Committee meetings.

        The Board has also formed special committees to oversee and monitor EMC's equity interest in VMware and consider other matters as delegated by the Board. The non-employee directors serving on the special committees receive the same fees for each in-person and telephonic meeting as for the other committee meetings. The chairs of each special committee receive the same retainer as the other committee chairs.

        The table below summarizes the cash fees paid by EMC to each non-employee director for the fiscal year ended December 31, 2010.

Name	Board and Committee Retainers ($)	Board Meeting Fees ($)	Audit Committee Fees ($)	Corporate Governance and Nominating Committee Fees ($)	Leadership and Compensation Committee Fees ($)	Finance Committee Fees ($)	Mergers and Acquisitions Committee Fees ($)	Special Committee Fees ($)	Total Fees Paid ($)
Michael W. Brown	40,000	19,500	11,000	—	8,000	4,750	8,000	750	92,000
Randolph L. Cowen	40,000	19,500	—	—	8,000	—	8,750	2,250	78,500
Michael J. Cronin	30,000	19,500	11,000	—	—	—	8,000	—	68,500
Gail Deegan	50,000	19,500	11,000	5,750	—	—	—	750	87,000
James S. DiStasio[1]	30,000	15,000	7,750	—	—	—	—	—	52,750
John R. Egan	40,000	16,500	—	—	—	4,750	8,750	750	70,750
W. Paul Fitzgerald[2]	—	4,500	—	—	—	1,750	—	—	6,250
Edmund F. Kelly	40,000	19,500	—	—	—	3,000	—	2,250	64,750
Windle B. Priem	40,000	19,500	10,250	5,750	8,000	—	—	750	84,250
Paul Sagan	30,000	19,500	—	—	—	—	8,750	750	59,000
David N. Strohm	80,000	19,500	—	5,750	8,000	—	8,750	750	122,750

1
Mr. DiStasio joined the Board of Directors in March 2010.

2
Mr. Fitzgerald resigned from the Board of Directors in March 2010.

Equity Compensation

        We grant equity awards under the 2003 Stock Plan to our non-employee directors on an annual basis in connection with each annual meeting of shareholders. In 2010, we granted the following equity awards to our non-employee directors:

  •
  an option to purchase 10,000 shares of common stock, which option is exercisable on the first anniversary of the date of grant; and

  •
  an award of 10,000 restricted stock units, which award vests on the first anniversary of the date of grant.

        Beginning in 2011, non-employee directors will receive equity awards with an economic value of $240,000 on the date of grant. The awards will be allocated between options and restricted stock units with the same vesting terms as the prior awards.

        A non-employee director who joins the Board after an annual meeting will receive the annual director awards on or about the date of the first annual meeting of shareholders following his or her appointment to the Board. In addition, in limited circumstances and where deemed appropriate, non-employee directors may be granted additional equity awards under the 2003 Stock Plan.

        Non-employee directors are subject to EMC's stock ownership guidelines and are expected to own shares of our stock with a value equal to five times their annual Board retainer within three years after becoming subject to the guidelines. As of March 1, 2011, all of our non-employee directors are in compliance with these guidelines.

Other Compensation

        In 2010, non-employee directors were eligible to participate in the Deferred Compensation Plan, described on page 62 of this Proxy Statement. No non-employee director elected to defer receipt of fees under the plan for 2010. Beginning in 2011, non-employee directors may no longer participate in the plan.

        EMC pays or reimburses non-employee directors for travel expenses incurred in connection with attending Board, committee and shareholder meetings. Except as described in this section, non-employee directors do not receive any additional compensation for their services on the Board.

        The table below summarizes the total compensation paid by EMC to each non-employee director for the fiscal year ended December 31, 2010.

Name	Fees Paid in Cash ($)	Stock Awards1,[2] ($)	Option Awards1,[3] ($)	All Other Compensation ($)	Total ($)
Michael W. Brown[4]	92,000	196,300	64,247	—	352,547
Randolph L. Cowen	78,500	196,300	64,247	—	339,047
Michael J. Cronin	68,500	196,300	64,247	—	329,047
Gail Deegan	87,000	196,300	64,247	—	347,547
James S. DiStasio	52,750	196,300	64,247	—	313,297
John R. Egan[4]	70,750	196,300	64,247	—	331,297
W. Paul Fitzgerald	6,250	175,500	51,402	—	233,152
Edmund F. Kelly	64,750	196,300	64,247	—	325,297
Windle B. Priem	84,250	196,300	64,247	—	344,797
Paul Sagan	59,000	196,300	64,247	—	319,547
David N. Strohm[4]	122,750	196,300	64,247	—	383,297

1
The amounts represent the grant date fair value for stock awards and stock options in 2010, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts for awards in 2010 are included in Note O to EMC's audited financial statements for the fiscal year ended December 31, 2010 included in EMC's Annual Report on Form 10-K filed with the SEC on February 28, 2011.

2
The non-employee directors had the following outstanding stock awards at fiscal year end: Mr. Brown: 10,000; Mr. Cowen: 10,000; Mr. Cronin: 10,000; Ms. Deegan: 10,000; Mr. DiStasio: 10,000; Mr. Egan: 10,000; Mr. Fitzgerald: 10,000; Mr. Kelly: 10,000; Mr. Priem: 10,000; Mr. Sagan: 10,000; and Mr. Strohm: 10,000.

3
The non-employee directors had the following outstanding stock option awards at fiscal year end: Mr. Brown: 50,000; Mr. Cowen: 20,000; Mr. Cronin: 170,000; Ms. Deegan: 90,000; Mr. DiStasio: 10,000; Mr. Egan: 130,000; Mr. Fitzgerald: 170,000; Mr. Kelly: 30,000; Mr. Priem: 40,000; Mr. Sagan: 30,000; and Mr. Strohm: 111,600.

4
Messrs. Brown, Egan and Strohm also serve on the Board of Directors of VMware and receive the same compensation as the other non-employee directors of VMware.

Director Emeritus

        In March 2010, in recognition of his long and meritorious service, the Board of Directors designated Mr. Fitzgerald as Director Emeritus following his resignation from the Board. Mr. Fitzgerald will serve as a Director Emeritus for three years and will provide advisory services as requested by the Board. Mr. Fitzgerald may attend Board or committee meetings only by specific invitation. In connection with his appointment, Mr. Fitzgerald received a one-time award of 10,000 restricted stock units and an option to purchase 10,000 shares of common stock, each of which vests pro rata over three years; he will receive no other compensation.

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

        The Audit Committee has adopted a written policy and procedures for the review, approval and ratification of transactions involving EMC and "related persons" (directors and executive officers or their immediate family members, or shareholders beneficially owning more than 5% of our common stock). The policy covers all transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which EMC or any of its subsidiaries was, is or will be a participant, in which the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest.

        All related person transactions are reviewed and, as appropriate, may be approved or ratified by the Audit Committee, or if time is of the essence, the Chair of the Audit Committee. If a director is involved in the transaction, he or she may not participate in any review, approval or ratification of such transaction. Related person transactions are approved by the Audit Committee only if, based on all of the facts and circumstances, they are in, or not inconsistent with, the best interests of EMC and our shareholders, as the Audit Committee determines in good faith. The Audit Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person's interest in the transaction. The Audit Committee may also impose such conditions as it deems necessary and appropriate on the Company or the related person in connection with the transaction.

        In the case of a transaction presented to the Audit Committee for ratification, the Audit Committee may ratify the transaction or determine whether rescission of the transaction is appropriate.

CERTAIN TRANSACTIONS

        In 2010, EMC leased certain real estate from Carruth Management LLC ("Carruth"), for which payments aggregated approximately $4.8 million. EMC initially assumed the lease in connection with its acquisition of Data General Corporation in 1999 and renewed it in 2003 for a ten-year term. EMC is currently in the process of vacating the facility and does not intend to renew the lease upon its expiration. John R. Egan, a director of EMC, and his siblings are the beneficial owners of Carruth. EMC believes that the terms of this arrangement were fair and no less favorable to EMC than could have been obtained from unaffiliated parties.

        As a global employer of over 48,500 employees, EMC employs persons who are immediate family members of certain of our directors or executive officers. A son-in-law of Joseph M. Tucci, Chairman, President and Chief Executive Officer of EMC, is a Director, Sales Strategic Planning of EMC. He earned approximately $304,700 during 2010 and was granted 1,075 restricted stock units. A son of W. Paul Fitzgerald (who resigned from the Board in March 2010) is a Regional Sales Director of EMC. He earned approximately $801,700 during 2010 and was granted 733 restricted stock units. A son-in-law of W. Paul Fitzgerald is a Director, Finance of EMC. He earned approximately $158,200 during 2010 and was granted 733 restricted stock units.

        The compensation paid to each immediate family member is in accordance with such family member's established compensation plan for the year, which plan includes performance-based compensation aligned to the attainment of defined goals, such as quota objectives for individuals involved in sales. Each of such employee's compensation plans is reviewed annually by his or her manager, and the earnings opportunity and performance objectives for such employees are consistent with the compensation plans of other EMC employees functioning in comparable roles. None of the executive officers or directors who has an immediate family member employed by EMC has the authority to set such employee's compensation plan. EMC believes that the annual compensation paid to each of these employees is appropriate and comparable with the compensation paid for similar positions by other leading employers.

        In accordance with its written policy and procedures relating to related person transactions, the Audit Committee has approved each of the above transactions.

AUDIT COMMITTEE REPORT

        The Audit Committee assists the Board of Directors in overseeing the integrity of EMC's financial statements, EMC's compliance with legal requirements, the qualifications and independence of EMC's independent auditors, and the performance of EMC's internal and independent auditors. EMC's management has primary responsibility for the Company's financial statements as well as maintaining and monitoring a system of appropriate internal controls. The Audit Committee has five members, each of whom is an independent director under the NYSE's director independence standards and EMC's Categorical Standards of Independence and meets the independence criteria applicable to audit committee members under the Sarbanes-Oxley Act of 2002 and the SEC's implementing rules.

        During 2010, senior members of EMC's financial and legal management participated in each of the Audit Committee's regularly scheduled meetings. The Audit Committee discussed with EMC's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee also met on a regular basis without members of management or its independent auditors.

        The Audit Committee has met, reviewed and discussed EMC's financial statements for the three years ended December 31, 2010 and each quarter in this period with EMC's management and EMC's independent auditors. The meetings included a discussion of the quality and not just the acceptability of the accounting principles applied, the reasonableness of the significant accounting judgments and estimates, and the clarity of disclosures in the financial statements.

        The Audit Committee has discussed with EMC's independent auditors the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board ("PCAOB"). The Audit Committee has received the written disclosures and the letter from EMC's independent auditors required by the PCAOB regarding the auditors' communications with the Audit Committee concerning independence, and has discussed with EMC's independent auditors its independence. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to EMC is compatible with the auditors' independence.

        In 2010, the Audit Committee reviewed and discussed the requirements of, and EMC's compliance with, Section 404 of the Sarbanes-Oxley Act of 2002, including the PCAOB's Auditing Standard No. 5 regarding the audit of internal control over financial accounting.

        In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews EMC's quarterly and annual reports on Form 10-Q and Form 10-K prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of EMC's management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, and for preparing the financial statements, and of the independent auditors who are engaged to audit and report on the consolidated financial statements of EMC and the effectiveness of EMC's internal control over financial reporting.

        Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in EMC's Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

                      AUDIT COMMITTEE

                      Gail Deegan, Chair
                      Michael W. Brown
                      Michael J. Cronin
                      James S. DiStasio
                      Windle B. Priem

 SHAREHOLDER PROPOSALS FOR EMC'S 2012 PROXY STATEMENT

        To be eligible for inclusion in EMC's Proxy Statement for the 2012 Annual Meeting of Shareholders, shareholder proposals submitted under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") must be received at EMC's principal executive offices no later than November 25, 2011. Shareholder proposals should be addressed to: EMC Corporation, 176 South Street, Hopkinton, MA 01748, Attn: Paul T. Dacier, Executive Vice President, General Counsel and Assistant Secretary, facsimile number: (508) 497-8079.

BUSINESS AND NOMINATIONS FOR THE 2012 ANNUAL MEETING

        Under our Bylaws, nominations for a director may be made only by the Board of Directors, a nominating committee of the Board of Directors, a person appointed by the Board of Directors or by a shareholder entitled to vote who has delivered notice to the principal executive offices of EMC (containing certain information specified in the Bylaws) (i) not less than 95 days nor more than 125 days prior to the anniversary date of the preceding year's annual meeting, or (ii) for a special meeting or an annual meeting called for a date not within thirty days before or after such anniversary date, not later than the close of business on the tenth day following the date notice of such meeting is mailed or made public, whichever is earlier.

        The Bylaws also provide that no business may be brought before an annual meeting except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board of Directors, the presiding officer or by a shareholder entitled to vote at such annual meeting who has delivered notice to the principal executive offices of EMC (containing certain information specified in the Bylaws) (i) not less than 95 days nor more than 125 days prior to the anniversary date of the preceding year's annual meeting, or (ii) for a special meeting or an annual meeting called for a date not within thirty days before or after such anniversary date, not later than the close of business on the tenth day following the date notice of such meeting is mailed or made public, whichever is earlier.

        As a result, director nominations and other business submitted pursuant to these provisions of our Bylaws must be received no later than January 30, 2012 and no earlier than December 31, 2011.

        These requirements are separate and apart from the requirements that a shareholder must meet in order to have a shareholder proposal included in EMC's Proxy Statement under Rule 14a-8 of the Exchange Act. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary or Assistant Secretary of EMC at 176 South Street, Hopkinton, Massachusetts 01748.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires EMC's executive officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC and the NYSE. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish EMC with all copies of Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, EMC believes that during the fiscal year ended December 31, 2010, all filing requirements were complied with in a timely fashion, except that, due to a clerical error, Mr. Elias filed a Form 4 on November 2, 2010 reporting the sale of 12,000 shares on July 22, 2010.

 HOUSEHOLDING

        If you and other residents with the same last name at your mailing address are beneficial owners of shares, your bank or brokerage firm may have sent you a notice that your household will receive only one annual report, Notice of Internet Availability of Proxy Materials or proxy statement, as applicable, for each company in which you hold stock through that bank or brokerage firm. This practice of sending only one copy of proxy materials to each address is known as "householding." If you received a householding communication, your bank or brokerage firm will send one copy of EMC's 2011 Proxy Statement, Annual Report on Form 10-K for 2010 or Notice of Internet Availability of Proxy Materials, as applicable, to your address unless contrary instructions were given by any shareholder at that address. At the present time, EMC does not "household" for our shareholders of record.

        If you and others in your household who are beneficial owners of shares received more than one copy of the EMC proxy materials this year and you wish to receive a single copy of the proxy materials mailed to you in the future, please mark the designated box on your voting instruction form, follow the instructions provided when you vote over the Internet, or contact your bank or brokerage firm to request that only a single copy of the proxy materials be mailed to the shareholders at your address. If you and others sharing a single address hold your shares through multiple banks or brokerage firms, you will continue to receive at least one set of proxy materials from each bank or brokerage firm.

        You may revoke your consent to householding at any time by contacting Broadridge Financial Solutions, Inc., either by calling toll free at (800) 542-1061 or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. The revocation of your consent to householding will be effective 30 days following its receipt. Alternatively, if your household received a single set of proxy materials for this year, but you would prefer to receive your own copy, we will promptly send a copy to you if you go to www.emc.com/about/investor-relations/index.htm and request a copy or if you address your written request to EMC Corporation, Investor Relations, 176 South Street, Hopkinton, MA 01748 or contact EMC Investor Relations at (866) 362-6973.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

        We are making these proxy materials available to you on or about March 24, 2011 on the Internet or by delivering printed versions of these materials to you by mail, in connection with the 2011 Annual Meeting of Shareholders of EMC Corporation, a Massachusetts corporation. The matters to be voted on at the Annual Meeting are set forth in the Notice of the Annual Meeting of Shareholders.

        You are invited to attend the Annual Meeting on Wednesday, May 4, 2011, beginning at 10:00 a.m., E.D.T., at EMC's facility at 176 South Street, Hopkinton, Massachusetts. A map with directions to the meeting is on the last page of this Proxy Statement.

What is included in these proxy materials?

        The following documents are included in these proxy materials and are available on our website at www.emc.com/about/investor-relations:

  •
  Our Notice of Annual Meeting;

  •
  Our Proxy Statement; and

  •
  Our Annual Report on Form 10-K for 2010.

        If you received printed versions of these materials by mail, these materials also include a proxy card or voting instruction form.

How can I access the proxy materials and vote my shares?

        The instructions for accessing proxy materials and voting can be found in the information you received either by mail or e-mail. Depending on how you received the proxy materials, you may vote by Internet, telephone or mail. We encourage you to vote by Internet.

        For shareholders who received a notice by mail about the Internet availability of the proxy materials:    You may access the proxy materials and voting instructions over the Internet via the web address provided in the notice. In order to access this material and vote, you will need the control number provided on the notice you received in the mail. You may vote by following the instructions on the notice or on the website.

        For shareholders who received a notice by e-mail:    You may access the proxy materials and voting instructions over the Internet via the web address provided in the e-mail. In order to vote, you will need the control number provided in the e-mail. You may vote by following the instructions in the e-mail or on the website.

        For shareholders who received the proxy materials by mail:    You may vote your shares by following the instructions provided on the proxy card or voting instruction form. If you vote by Internet or telephone, you will need the control number provided on the proxy card or voting instruction form. If you vote by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed envelope.

What is the deadline for voting my shares if I do not vote in person at the Annual Meeting?

        If you are a shareholder of record and do not vote in person at the Annual Meeting, you may vote by Internet or by telephone until 11:59 p.m., E.D.T., on May 3, 2011.

        If you are a beneficial owner of shares held through a bank or brokerage firm, please follow the voting instructions provided by your bank or brokerage firm.

        If you hold shares of EMC through your participation in the EMC Corporation 401(k) Savings Plan, the EMC Corporation Deferred Compensation Retirement Plan or the VMware Inc. 401(k) Savings Plan, your voting instructions must be received by the plan trustee by 11:59 p.m., E.D.T., on May 1, 2011, for the trustee to vote your shares. You may not vote these shares in person at the Annual Meeting.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

        As explained in more detail below, we are pleased to be using the voluntary "notice and access" system adopted by the SEC relating to delivery of the proxy materials over the Internet. As a result, we mailed to many of our shareholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. Shareholders who received the notice will have the ability to access the proxy materials over the Internet and to request a paper or e-mail copy of the proxy materials. Instructions on how to access the proxy materials may be found on the notice.

What are the "notice and access" rules and how do they affect the delivery of the proxy materials?

        The SEC's notice and access rules allow us to deliver proxy materials to our shareholders by posting the materials on an Internet website, notifying shareholders of the availability of the proxy materials on the Internet and sending paper copies of proxy materials upon shareholder request. We believe that the notice and access rules allow us to use Internet technology that many shareholders prefer, continue to provide our shareholders with the information they need and, at the same time, assure more prompt delivery of the proxy materials. The notice and access rules also lower our costs of printing and delivering the proxy materials and minimize the environmental impact of printing paper copies.

Why didn't I receive a notice in the mail about the Internet availability of the proxy materials?

        Shareholders who previously elected to access the proxy materials over the Internet will not receive a notice in the mail about the Internet availability of the proxy materials. Instead, you should have received an e-mail with links to the proxy materials and the proxy voting website. Additionally, we mailed copies of the proxy materials to shareholders who previously requested to receive paper copies instead of the notice.

How do I elect to receive future proxy materials electronically?

        If you received a paper copy of the proxy materials or the notice about the Internet availability of the proxy materials, you may elect to receive future proxy materials electronically by following the instructions on your proxy card, voting instruction form, or www.proxyvote.com. Choosing to receive your future proxy materials by e-mail will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

What items will be voted on at the Annual Meeting and how does the Board of Directors recommend that I vote?

        There are six proposals that will be voted on at the Annual Meeting:

  Proposal 1:    The election of the eleven members listed in this Proxy Statement to the Board of Directors.

    The Board of Directors recommends a vote "FOR" this proposal.

  Proposal 2:    The ratification of the selection by the Audit Committee of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2011.

    The Board of Directors recommends a vote "FOR" this proposal.

  Proposal 3:    The approval of the EMC Corporation Amended and Restated 2003 Stock Plan.

    The Board of Directors recommends a vote "FOR" this proposal.

  Proposal 4:    The approval of an amendment to EMC's Bylaws to reduce the percentage of shares required for shareholders to call a special meeting of shareholders.

    The Board of Directors recommends a vote "FOR" this proposal.

  Proposal 5:    The provision of an advisory vote on executive compensation.

    The Board of Directors recommends a vote "FOR" this proposal.

  Proposal 6:    The provision of an advisory vote on the frequency of future advisory votes on executive compensation.

    The Board of Directors recommends a vote for "ONE YEAR" on this proposal.

Who may vote at the Annual Meeting?

        If you owned EMC common stock at the close of business on March 7, 2011 (the "Record Date"), then you may vote at the Annual Meeting. At the close of business on the Record Date, we had [    •    ] shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares held in street name?

        Shareholder of Record.    If your shares of common stock are registered directly in your name with our transfer agent, Mellon Investor Services LLC, you are considered the shareholder of record of those shares.

        Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in "street name." The bank or brokerage firm holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank or brokerage firm how to vote the shares held in your account. Under NYSE rules, your broker will not be able to vote your shares on proposals 1, 3, 5 or 6 unless they receive specific instructions from you. Therefore, you MUST give your broker instructions in order for your vote to be counted on Proposals 1, 3, 5 and 6. We strongly encourage you to vote.

How can I vote my shares in person at the Annual Meeting?

        If you are a shareholder of record, you will receive a ballot when you arrive at the Annual Meeting. If you are a beneficial owner of shares and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the bank or brokerage firm that holds your shares. You will need to bring the legal proxy with you to the meeting and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the Annual Meeting without a legal proxy and a signed ballot. Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

Can I change my vote after I have voted?

        Yes. You have the right to revoke your proxy at any time before it is voted at the Annual Meeting, subject to the proxy voting deadlines described above. You may vote again on a later date by Internet or by telephone (only your last Internet or telephone proxy submitted prior to the meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the meeting or file a written instrument with the Secretary or Assistant Secretary of EMC requesting that your prior proxy be revoked.

What happens if I do not give specific voting instructions when I deliver my proxy?

        Shareholder of Record.    If you are a shareholder of record and you:

  •
  Indicate when voting by Internet or by telephone that you wish to vote as recommended by our Board of Directors, or

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  If you sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the meeting.

        Beneficial Owner of Shares Held in Street Name.    If you are a beneficial owner of shares and your bank or brokerage firm does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal. For proposal 2 (the ratification of auditors) and proposal 4 (the amendment to EMC's Bylaws), the bank or brokerage firm that holds your shares may vote your shares in its discretion. This is known as "broker discretionary voting." For all other proposals, the bank or brokerage firm may not vote your shares at all. This is called a "broker non-vote."

What is the "quorum" requirement for the Annual Meeting?

        In order to conduct any business at the Annual Meeting, a majority of EMC's outstanding shares on the Record Date entitled to vote at the meeting must be present in person or represented by valid proxies. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, abstained, or broker non-votes, if you:

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  Are present and vote in person at the meeting; or

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  Have voted by Internet, by telephone or by properly submitting a proxy card or voting instruction form by mail.

How are abstentions and broker non-votes treated?

        Abstentions and broker non-votes are considered present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be considered votes properly cast at the Annual Meeting. Because the approval of proposals 1 through 5 are based on the votes properly cast at the Annual Meeting, abstentions and broker non-votes will not be included in the calculation of the shareholder vote on these proposals. Because the frequency of future advisory votes on executive compensation (proposal 6) receiving the greatest number of votes will be considered the frequency recommendation by shareholders, abstentions and broker non-votes will have no effect on the vote. Therefore, in order for your voice to be heard, it is important that you vote. We strongly encourage you to vote – every vote is important.

Assuming there is a proper quorum of shares represented at the Annual Meeting, how many shares are required to approve the proposals being voted upon at the Annual Meeting?

        The voting requirements for approval of the proposals at the Annual Meeting are as follow:

Proposal	Vote required	Broker discretionary voting allowed?
Election of directors	Majority of votes cast	No
Ratification of selection of independent auditors	Majority of votes cast	Yes
Approval of EMC Corporation Amended and Restated 2003 Stock Plan	Majority of votes cast	No
Amendment to EMC's Bylaws	Majority of votes cast	Yes
Advisory vote on executive compensation	Majority of votes cast	No
Advisory vote on the frequency of future advisory votes on executive compensation	Plurality of votes cast	No

Could other matters be decided at the Annual Meeting?

        As of the date of this Proxy Statement, EMC has no knowledge of any business other than that described in the Notice of the Annual Meeting of Shareholders that will be presented for consideration at the Annual Meeting. The deadline under EMC's Bylaws for shareholders to notify EMC of any proposals or director nominations to be presented at the Annual Meeting has passed. If any other business should properly come before the Annual Meeting as directed by the Board of Directors, the proxy holders shall have discretionary authority to vote all such proxies as they shall decide.

I want to attend the Annual Meeting. What procedures must I follow?

  •
  Registration to attend the meeting is being conducted electronically. If you plan to attend the meeting, you must register online at [    •    ] and complete the registration form. The deadline for registration is April 27, 2011.

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  All shareholders who attend the meeting will be required to present a valid government-issued picture identification, such as a driver's license or passport.

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  Shareholders who come to the Annual Meeting, but have not registered electronically, will also be required to present verification of ownership of shares of our common stock, such as a bank or brokerage firm account statement, to attend the meeting.

        EMC reserves the right to inspect all persons and their property and to refuse admittance to any person. Check-in will begin at 9:00 a.m., E.D.T.

Who counts the votes cast at the Annual Meeting?

        Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes cast at the Annual Meeting and act as inspectors of election.

Where can I find the voting results of the Annual Meeting?

        The preliminary voting results will be announced at the Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting and posted on our website.

Who is paying for the cost of this proxy solicitation?

        The expenses of preparing, printing and assembling the materials used in the solicitation of proxies on behalf of the Board will be borne by EMC. In addition to the solicitation of proxies by Internet or by mail, EMC may use the services of certain of its officers and employees (who will receive no compensation for such services in addition to their regular salaries) to solicit proxies personally and by mail, telephone and electronic means from brokerage houses and other shareholders. Also, EMC has retained Morrow & Co., LLC, 470 West Ave., Stamford, CT 06902 to aid in the distribution and solicitation of proxies. Morrow will receive a fee of $12,500 as well as reimbursement for certain expenses incurred by them in connection with their services, all of which will be paid by EMC.

Where are EMC's principal executive offices located, and what is EMC's main telephone number?

        EMC's principal executive offices are located at 176 South Street, Hopkinton, Massachusetts 01748. EMC's main telephone number is (508) 435-1000.

Exhibit A

EMC CORPORATION

AMENDED AND RESTATED 2003 STOCK PLAN,
as amended and restated as of May 4, 2011

1.     Definitions.

        As used herein, the following words or terms have the meanings set forth below.

        1.1    "Amended and Restated Plan Effective Date" has the meaning set forth in Section 10.

        1.2    "Award" means Options, Restricted Stock, Restricted Stock Units or Stock Appreciation Rights, or any combination thereof.

        1.3    "Board of Directors" means the Board of Directors of the Company.

        1.4    "Cause" means the occurrence of any of the following, as determined by the Company's management in its sole discretion: (i) serious misconduct by the Participant in the performance of his or her employment duties; (ii) the Participant's conviction of, or entering a guilty plea with respect to a felony or a misdemeanor involving moral turpitude; (iii) the Participant's commission of an act involving personal dishonesty that results in financial, reputational, or other harm to the Company or its affiliates or subsidiaries; (iv) the Participant's failure to comply with any applicable term set forth in the Company's Key Employee Agreement or other similar agreement protecting confidential information; or (v) the Participant's material violation of any rule, policy, procedure or guideline of the Company or its affiliates or subsidiaries, including but not limited to the Company's Business Conduct Guidelines.

        1.5    "Code" means the U.S. Internal Revenue Code of 1986, as from time to time amended and in effect, or any successor statute as from time to time in effect.

        1.6    "Committee" means the Committee appointed by the Board of Directors to administer the Plan or the Board of Directors as a whole if no appointment is made; provided that, if any member of the Committee does not qualify as both an outside director for purposes of Section 162(m) of the Code and a non-employee director for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee of the Committee to act as the Committee for purposes of granting or approving the payment of any Awards.

        1.7    "Common Stock" means the common stock, par value $.01 per share, of the Company.

        1.8    "Company" means EMC Corporation, a corporation established under the laws of The Commonwealth of Massachusetts.

        1.9    "Eligible Directors" means members of the Board of Directors (i) who are not employees of the Company or its Subsidiaries and (ii) who are not holders of more than 5% of the outstanding shares of Common Stock or persons in control of such holder(s).

        1.10    "Fair Market Value" in the case of a share of Common Stock on a particular date, means the fair market value as determined from time to time by the Board of Directors or, where appropriate, by the Committee, taking into account all information which the Board of Directors, or the Committee, considers relevant. Fair Market Value shall be determined in a manner consistent with the requirements of Sections 422 and 409A of the Code.

        1.11    "Incentive Stock Option" means an Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

        1.12    "Option" means a stock option entitling the holder to acquire shares of Common Stock upon payment of the exercise price.

        1.13    "Participant" means a person who is granted an Award under the Plan.

        1.14    "Performance Award" means an Award granted by the Committee pursuant to Section 6.11.

        1.15    "Performance Criteria" means any or any combination of the following areas of performance (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, geographical, project, product or individual basis or in combinations thereof): sales; revenues; assets; expenses; income; profit margins; earnings before or after any deductions and whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; inventory; organizational realignments; infrastructure changes; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; shareholder return; sales of products or services; customer acquisition or retentions; acquisitions or divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split ups and the like; reorganizations; strategic investments or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. Performance Criteria and any Performance Goals with respect thereto need not be based upon any increase, a positive or improved result or avoidance of loss.

        1.16    "Performance Goal" means an objectively determinable performance goal established by the Committee with respect to a given Performance Award that relates to one or more Performance Criteria.

        1.17    "Performance Period" means a time period (which may be subdivided into performance cycles of no less than three months) during which the Performance Goals established in connection with Performance Awards must be met. Performance Periods shall, in all cases, exceed three (3) months in length.

        1.18    "Prior Plans" means the EMC Corporation 1985 Stock Option Plan, the EMC Corporation 1992 Stock Option Plan for Directors, the EMC Corporation 1993 Stock Option Plan, and the EMC Corporation 2001 Stock Option Plan, collectively.

        1.19    "Plan" means the EMC Corporation Amended and Restated 2003 Stock Plan, as from time to time amended and in effect.

        1.20    "Restricted Stock" means Common Stock that is subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of specified conditions.

        1.21    "Restricted Stock Unit" means a right to receive Common Stock in the future, with the right to future delivery of the Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of specified conditions.

        1.22    "Service Relationship" means (a) for an employee of the Company or its Subsidiaries, such person's employment relationship with the Company or its Subsidiaries, (b) for a consultant or advisor of the Company or its Subsidiaries, such person's consulting or advisory relationship with the Company or its Subsidiaries, and (c) for an Eligible Director, such person's membership on the Board of Directors.

        1.23    "Stock Appreciation Right" means a right entitling the holder upon exercise to receive shares of Common Stock having a value equal to the excess of (i) the then value of the number of shares with respect to which the right is being exercised over (ii) the exercise price applicable to such shares.

        1.24    "Stock Award" means an Award of Restricted Stock or Restricted Stock Units, or any combination thereof.

        1.25    "Subsidiary" or "Subsidiaries" means a corporation or corporations in which the Company owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock.

        1.26    "Ten Percent Shareholder" means any person who, at the time an Award is granted, owns or is deemed to own stock (as determined in accordance with Sections 422 and 424 of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a "parent corporation" or "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code.

2.     Purpose.

        The Plan has been established to advance the interests of the Company by providing for the grant to Participants of incentive Awards.

3.     Administration.

        3.1    The Plan shall be administered by the Committee and, to the extent provided herein, the Board of Directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

        3.2    Subject to the provisions set forth herein, the Committee shall have full authority to determine the provisions of Awards to be granted under the Plan. Subject to the provisions set forth herein, the Committee shall have full authority to interpret the terms of the Plan and of Awards granted under the Plan, to adopt, amend and rescind rules and guidelines for the administration of the Plan and for its own acts and proceedings and to decide all questions and settle all controversies and disputes which may arise in connection with the Plan.

        3.3    The decision of the Committee or the Board of Directors, as applicable, on any matter as to which the Committee or the Board of Directors, as applicable, is given authority under Section 3.2 shall be final and binding on all persons concerned.

        3.4    Nothing in the Plan shall be deemed to give any officer or employee, or his legal representatives or assigns, any right to participate in the Plan, except to such extent, if any, as the Committee or the Board of Directors, as applicable, may have determined or approved pursuant to the provisions of the Plan.

4.     Shares Subject to the Plan; Limitations.

        4.1    Number of Shares.    The maximum number of shares of Common Stock that may be delivered in satisfaction of Awards granted under the Plan shall be the sum of (i) 360,000,000, (ii) the number of shares available for grant under the Prior Plans as of the day immediately preceding May 3, 2007 (the "2007 Effective Date"), and (iii) the number of shares subject to outstanding awards under the Prior Plans as of the day immediately preceding the 2007 Effective Date to the extent such awards terminate or expire on or after the 2007 Effective Date without the delivery of shares (such shares may hereinafter be referred to as the "Authorized Shares").

        4.2    Fungible Share Plan.    Each share of Common Stock subject to or issued in respect of an Option or a Stock Appreciation Right shall be counted against the Authorized Shares as one (1) share. Each share of Common Stock subject to or issued in respect of a Stock Award shall be counted against the Authorized Shares as two (2) shares.

        4.3    Reacquired Shares.    If any Award granted under the Plan expires, is terminated or is canceled (including an Award which terminates by agreement between the Company and the Participant), or if shares of Common Stock are reacquired by the Company upon the rescission of an Award or the rescission of the exercise of an Award, the number of shares of Common Stock subject to the Award immediately prior to such expiration, termination or cancellation or the number of shares of Common Stock that have been reacquired upon any rescission, shall be available for future grant. Notwithstanding the foregoing, the following shares shall not be available for future grant: (i) shares tendered or withheld in payment of the exercise price of an Option (or any option award under a Prior Plan) and (ii) shares withheld by the Company or otherwise received by the Company to satisfy tax withholding obligations in connection with an Award (or an award under a Prior Plan). In addition, the Authorized Shares shall not be increased by any shares of Common Stock repurchased by the Company with Option proceeds and all shares of Common Stock covered by a Stock Appreciation Right shall be counted against the Authorized Shares.

        4.4    Type of Shares.    Common Stock delivered by the Company under the Plan may be authorized but unissued Common Stock or previously issued Common Stock acquired by the Company. No fractional shares of Common Stock will be delivered under the Plan.

        4.5    Limit on Shares for Performance Awards.    No more than 2,000,000 shares may be allocated to the Performance Awards that are granted to any individual Participant during any 12 month period. This limit shall not be adjusted by the cancellation, forfeiture, termination, expiration, or lapse of any Performance Award prior to its payment.

5.     Eligibility and Participation.

        The Committee will select Participants from among those key employees of, and consultants and advisors to, the Company or its Subsidiaries who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company and its Subsidiaries. Eligible Directors may be granted Awards by either the Committee or the Board of Directors. If Eligible Directors are granted Awards by the Board of Directors, the Board of Directors may exercise all the powers of the Committee under the Plan with respect to such Awards. Eligibility for Incentive Stock Options is limited to employees of the Company or of a "parent corporation" or "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code.

6.     Awards.

        6.1    General.    The Plan provides for the grant of Awards, which may be in the form of Options, Restricted Stock, Restricted Stock Units and Stock Appreciation Rights. The Committee will determine the terms and conditions of all Awards, subject to the limitations provided herein. The Plan also provides for the grant of Performance Awards under Section 6.11. Notwithstanding anything herein to the contrary, the Committee may, in its sole discretion, grant Awards under the Plan containing performance-related goals that do not constitute Performance Awards, do not comply with Section 6.11, are not subject to the limitation set forth in Section 4.5, and are not granted or administered to comply with the requirements of Section 162(m) of the Code.

        6.2    Participants.    From time to time while the Plan is in effect, the Committee may, in its absolute discretion, select from among the persons eligible to receive Awards (including persons to whom Awards were previously granted) those Participants to whom Awards are to be granted.

        6.3    Award Agreements.    Each Award granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve. Award agreements shall comply with the terms and conditions of the Plan and may contain such other provisions not inconsistent with the terms and conditions of the Plan as the Committee shall deem advisable. In the case of an Incentive Stock Option, the Award agreement shall contain such provisions relating to exercise and other matters as are required of "incentive stock options" under the Code. Award agreements may be evidenced by an electronic transmission (including an e-mail or reference to a website or other URL) sent to the Participant through the Company's normal process for communicating electronically with its employees. As a condition to receiving an Award, the Committee may require the proposed Participant to affirmatively accept the Award and agree to the terms and conditions set forth in the Award agreement by physically and/or electronically executing the Award agreement or by otherwise physically and/or electronically acknowledging such acceptance and agreement. With or without such affirmative acceptance, however, the Committee may prescribe conditions (including the exercise or attempted exercise of any benefit conferred by the Award) under which the proposed Participant may be deemed to have accepted the Award and agreed to the terms and conditions set forth in the Award agreement.

        6.4    Non-Transferability of Awards.    No Award may be transferred by the Participant otherwise than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order, and during the Participant's lifetime the Award may be exercised only by him or her; provided, however, that the Committee, in its discretion, may allow for transferability of Awards by the Participant to "Immediate Family Members." "Immediate Family Members" means children, grandchildren, spouse or common law spouse, siblings or parents of the Participant or to bona fide trusts, partnerships or other entities controlled by and of which the beneficiaries are Immediate Family Members of the Participant. Any Awards that are transferable are further conditioned on the Participant and Immediate Family Members agreeing to abide by the Company's then current Award transfer guidelines.

        6.5    Exercise; Vesting; Lapse of Restrictions.    The Committee may determine the time or times at which (a) an Award will become exercisable, (b) an Award will vest or (c) the restrictions to which an Award is subject will lapse. In the case of an Award that becomes exercisable, vests or has restrictions which lapse in installments, the Committee or the Board of Directors may later determine to accelerate the time at which one or more of such installments may become exercisable or vest or at which one or more restrictions may lapse; provided, however, that the Committee or the Board of Directors may not accelerate the vesting or lapse of one or more restrictions with respect to a Stock Award if such action would cause such Stock Award to fully vest in a period of time that is less than the applicable minimum period set forth in Section 6.10.3. Except as the Committee otherwise determines, no Award requiring exercise shall have deferral features, or shall be administered in a manner that would cause such Award to fail to qualify for exemption from Section 409A of the Code; provided, however, that any Award resulting in a deferral of compensation subject to Section 409A of the Code shall be construed to the maximum extent possible, as determined by the Committee, consistent with the requirements of Section 409A of the Code.

          6.5.1    Determination of the Exercise Price.    The Committee will determine the exercise price, if any, of each Award requiring exercise. Notwithstanding the foregoing, the exercise price per share of Common Stock for an Option or Stock Appreciation Right shall be not less than 100% (110% in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) of the Fair Market Value per share on the date the Option or Stock Appreciation Right is granted.

          6.5.2    Additional Conditions.    The Committee or the Board of Directors may at the time of grant condition the exercise of an Award upon agreement by the Participant to subject the Common Stock to any restrictions on transfer or repurchase rights in effect on the date of exercise, upon representations regarding the continuation of a Service Relationship and upon other terms not inconsistent with this Plan. Any such conditions shall be set forth in the Award agreement or other document evidencing the Award.

          6.5.3    Manner of Exercise.    Any exercise of an Award shall be in writing signed by the proper person and delivered or mailed to the office of Stock Option Administration of the Company,

  accompanied by an appropriate exercise notice and payment in full for the number of shares in respect to which the Award is exercised, or in such other manner as may be from time to time prescribed by the Committee, including, without limitation, pursuant to electronic, telephonic or other instructions to a third party administrating the Plan. In the event an Award is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Award has been transferred by the Participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver stock thereunder until the Company is satisfied that the person or persons exercising the Award is or are the duly appointed executor or administrator of the deceased Participant or the person or persons to whom the Award has been transferred by the Participant's will or by the applicable laws of descent and distribution.

          6.5.4    Payment of Exercise Price.    Where the exercise of an Award is to be accompanied by payment, the Committee may determine the required or permitted forms of payment, subject to the following: all payments will be by cash or check acceptable to the Committee, or, if so permitted by the Committee, (i) through the delivery of shares of Common Stock that have been outstanding for at least six months (unless the Committee approves a shorter period) and that have a fair market value equal to the exercise price, (ii) for Options, other than Incentive Stock Options, by a "net exercise" under which the Company reduces the number of shares of Common Stock issued upon exercise by the number of shares with a fair market value that equals the aggregate exercise price, (iii) by delivery to the Company of a promissory note of the person exercising the Award, payable on such terms as are specified by the Committee, (iv) through a broker-assisted exercise program acceptable to the Committee, or (v) by any combination of the foregoing permissible forms of payment. The delivery of shares in payment of the exercise price under clause (i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Committee may prescribe.

          6.5.5    Period of Awards.    An Award shall be exercisable during such period of time as the Committee may specify, but not after the expiration of ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) from the date the Option and/or Stock Appreciation Right is granted.

        6.6    Termination of Awards.    Unless the Award by its terms or the Committee or Board of Directors by resolution shall expressly provide otherwise:

          6.6.1    Termination of a Participant's Service Relationship by Reason of Death.    If a Participant's Service Relationship terminates by reason of death, (a) all Options and Stock Appreciation Rights held by the Participant shall vest fully on the date that the Participant's Service Relationship terminates by reason of death without regard to whether any applicable vesting requirements have been fulfilled, and (b) all Stock Awards held by the Participant shall vest fully on the date that the Participant's Service Relationship terminates by reason of death without regard to whether any applicable vesting requirements have been fulfilled and/or all restrictions shall fully lapse as of such date without regard to whether any applicable requirements have been fulfilled. All Awards may be exercised by the Participant's executor or administrator or the person or persons to whom the Awards are transferred by will or the applicable laws of descent and distribution at any time or times within three years after the date of the Participant's death. Unexercised Options and Stock Appreciation Rights shall expire automatically at the end of such three-year period.

          6.6.2    Termination of a Participant's Service Relationship by Reason of Disability.    If a Participant's Service Relationship terminates by reason of "Disability" (as defined below), (a) all Options and Stock Appreciation Rights held by the Participant shall vest fully on the date that the Participant's Service Relationship terminates by reason of Disability (the "Disability Date") without regard to whether any applicable vesting requirements have been fulfilled, and (b) all Stock Awards held by the Participant shall vest fully on the Disability Date without regard to whether any applicable vesting requirements have been fulfilled and/or all restrictions shall fully lapse as of such date without regard to whether any applicable requirements have been fulfilled. All such Options and Stock Appreciation Rights may be exercised by the Participant at any time or times within three years after the Disability Date. Unexercised Options and Stock Appreciation Rights shall expire automatically at the end of such three-year period. Notwithstanding the foregoing, in the event the Participant fails to exercise an Incentive Stock Option within twelve months after the Disability Date, such Option shall remain exercisable at any time or times within three years after the Disability Date but will be treated as an Option that does not qualify as an Incentive Stock Option. "Disability" means the disability of the Participant within the meaning of Section 22(e)(3) of the Code.

          6.6.3    Termination of a Participant's Service Relationship by Reason of Retirement.    If a Participant's Service Relationship terminates by reason of "Retirement" (as defined below), (a) Options and Stock Appreciation Rights held by the Participant shall continue to vest and be exercisable in accordance with the terms and conditions thereof as if the Participant's Service Relationship had not terminated; and (b) Stock Awards held by the Participant that were granted to the Participant (i) prior to December 19, 2007, shall continue to vest and/or be subject to applicable restrictions and the requirements for the lapse thereof in accordance with the terms and conditions of the Stock Awards as if the Participant's Service Relationship had not terminated, and (ii) on or after December 19, 2007, shall thereupon expire at 5 p.m. United States eastern time on the date that the Participant's Service Relationship terminates by reason of Retirement (the "Retirement Date"). Notwithstanding the foregoing, if (a) an Option or Stock Appreciation Right provides for vesting or exercisability upon the fulfillment or satisfaction of certain specified goals or conditions (other than time-based vesting or restrictions), or (b) a Stock Award that continues to vest pursuant to clause (b)(i) of the prior sentence provides for vesting or the lapse of restrictions upon the fulfillment or satisfaction of certain specified goals or conditions (other than time-based vesting or restrictions), then subsequent to the Retirement Date, the unvested or restricted portion of an Award shall no longer be subject to such vesting or lapse of restrictions based upon such specified goals or conditions and instead shall be subject only to the time-based vesting or restrictions set forth in the Award. All Awards may be exercised by the Participant at any time or times in accordance with the terms and conditions thereof (including any applicable vesting schedule or restrictions). Notwithstanding the foregoing, in the event the Participant fails to exercise an Incentive Stock Option within three months after the Retirement Date, such Option shall remain exercisable but will be treated as an Option that does not qualify as an Incentive Stock Option. "Retirement" means for an employee, consultant or advisor of the Company or any of its Subsidiaries, the voluntary retirement by the Participant from service as an employee, consultant or advisor of the Company or any of its Subsidiaries, (a) with respect to Awards granted to the Participant prior to December 9, 2009 (i) after the Participant has attained at least fifty-five years of age and at least five years of continuous service as an employee, consultant or advisor of the Company or any of its Subsidiaries or (ii) after the Participant has attained at least twenty years of continuous service as an employee, consultant or advisor of the Company or any of its Subsidiaries, and (b) with respect to Awards granted to the Participant on or after December 9, 2009, after the Participant has attained at least sixty years of age and at least ten years of continuous service as an employee, consultant or advisor of the Company or any of its Subsidiaries. In any event, the Retirement provisions of any Award shall be governed by the terms and conditions of the Plan in effect on the date of grant of each such Award.

          6.6.4    Termination of a Participant's Service Relationship for any Other Reason.    If a Participant's Service Relationship terminates for any reason other than death, Disability or Retirement, all (a) vested Options that do not qualify as Incentive Stock Options and vested Stock Appreciation Rights held by the Participant shall remain exercisable and shall not expire until 5 p.m. United States eastern time on the earlier to occur of (i) the date that is three months after the date of termination or (ii) the date upon which the term of the Award expires; provided, however, that all Awards held by a Participant shall immediately expire if the Participant's Service Relationship terminates for Cause or if the Participant engages in "Detrimental Activity" (as defined in Section 6.7), and (b) unvested Options, vested Incentive Stock Options, unvested Stock Appreciation Rights and all Stock Awards held by the Participant shall thereupon expire at 5 p.m. United States eastern time on the date of termination unless the Award by its terms, or the Committee or the Board of Directors by resolution, shall expressly allow the Participant to exercise any or all of the Awards held by the Participant after termination; provided, however, that notwithstanding any such express allowance, any such Award which is an Incentive Stock Option and remains exercisable after termination shall be treated as an Option that does not qualify as an Incentive Stock Option after three months following such termination. The Company shall have the sole discretion to set the date of termination for purposes of the Plan, without regard to any notice period or other obligation under the applicable laws of the jurisdiction where the Participant is employed or engaged. An approved leave of absence, whether taken under applicable law or as approved in the Company's sole discretion, shall not be considered a termination of a Service Relationship for the purpose of this Section 6.6.4. The Committee shall also determine all matters relating to whether a Service Relationship is continuous, including, for example and without limitation, in the event the Service Relationship changes from an employment relationship to a consulting or advisory relationship.

          6.6.5    The provisions of Sections 6.6.1, 6.6.2 and 6.6.3 shall not apply to Awards held by a Participant who engages or has engaged in Detrimental Activity (as defined in Section 6.7).

          6.6.6    Notwithstanding anything in this Section 6.6 to the contrary, (i) no Award granted under the Plan may be exercised beyond the date on which such Award would otherwise expire pursuant to the terms thereof, and (ii) no Incentive Stock Option granted under the Plan may be exercised after the expiration of ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) from the date the Incentive Stock Option was granted.

        6.7    Cancellation and Rescission of Awards.    The following provisions of this Section 6.7 shall apply to Awards granted to (i) Participants who are classified by the Company or a Subsidiary as an executive officer, senior officer, or officer (collectively, "Officers") of the Company or a Subsidiary, (ii) Participants who are Eligible Directors, and (iii) certain other Participants designated by the Committee or the Board of Directors to be subject to the terms of this Section 6.7 (such designated Participants together with Officers and Eligible Directors referred to collectively as "Senior Participants"). The Committee or the Board of Directors may cancel, rescind, suspend or otherwise limit or restrict any unexpired Award at any time if the Senior Participant engages in "Detrimental Activity" (as defined below). Furthermore, in the event a Senior Participant engages in Detrimental Activity at any time prior to or during the six months after any exercise of an Award, lapse of a restriction under an Award or delivery of Common Stock pursuant to an Award, such exercise, lapse or delivery may be rescinded until the later of (i) two years after such exercise, lapse or delivery or (ii) two years after such Detrimental Activity. Upon such rescission, the Company at its sole option may require the Senior Participant to (i) deliver and transfer to the Company the shares of Common Stock received by the Senior Participant upon such exercise, lapse or delivery, (ii) pay to the Company an amount equal to any realized gain received by the Senior Participant from such exercise, lapse or delivery, or (iii) pay to the Company an amount equal to the market price (as of the exercise, lapse or delivery date) of the Common Stock acquired upon such exercise, lapse or delivery minus the respective price paid upon exercise, lapse or delivery, if applicable. The Company shall be entitled to set-off any such amount owed to the Company against any amount owed to the Senior Participant by the Company. Further, if the Company commences an action against such Senior Participant (by way of claim or counterclaim and including declaratory claims), in which it is preliminarily or finally determined that such Senior Participant engaged in Detrimental Activity or otherwise violated this Section 6.7, the Senior Participant shall reimburse the Company for all costs and fees incurred in such action, including but not limited to, the Company's reasonable attorneys' fees. As used in this Section 6.7, "Detrimental Activity" shall include: (i) the failure to comply with the terms of the Plan or certificate or agreement evidencing the Award; (ii) the failure to comply with any term set forth in the Company's Key Employee Agreement (irrespective of whether the Senior Participant is a party to the Key Employee Agreement); (iii) any activity that results in termination of the Senior Participant's Service Relationship for Cause; (iv) a violation of any rule, policy, procedure or guideline of the Company; or (v) the Senior Participant being convicted of, or entering a guilty plea with respect to a crime whether or not connected with the Company.

        6.8    Tax Withholding.

          6.8.1  In the case of an Award that is not an Incentive Stock Option, the Committee shall have the right to require the individual exercising the Award to remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or to make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Common Stock pursuant to the exercise of the Award; provided, however, if so permitted by the Committee, the individual exercising an Award that is not an Incentive Stock Option may satisfy such withholding requirements by having withheld from such Award that number of shares of Common Stock whose fair market value equals the amount of withholding taxes due. In the case of an Incentive Stock Option, if at the time the Incentive Stock Option is exercised the Committee determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Common Stock received upon exercise, the Committee may require as a condition of exercise that the individual exercising the Incentive Stock Option agree (i) to inform the Company promptly of any disposition (within the meaning of Section 422(a)(1) of the Code and the regulations thereunder) of Common Stock received upon exercise, and (ii) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

          6.8.2  In the case of an Award that is exercised by an individual that is subject to taxation in a foreign jurisdiction, the Committee shall have the right to require the individual exercising the Award to remit to the Company an amount sufficient to satisfy any tax or withholding requirement of that foreign jurisdiction (or to make other arrangements satisfactory to the Company with regard to such taxes prior to the delivery of any Common Stock pursuant to the exercise of the Award); provided, however, if so permitted by the Committee, the individual exercising an Award that is not an Incentive Stock Option may satisfy such withholding requirements by having withheld from such Award that number of shares of Common Stock whose fair market value equals the amount of withholding taxes due.

        6.9    Options.

          6.9.1  No Incentive Stock Option may be granted under the Plan after May 4, 2021, but Incentive Stock Options previously granted may extend beyond that date.

          6.9.2  Each eligible Participant may be granted Incentive Stock Options only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any related corporation, such Incentive Stock Options do not become exercisable for the first time by such Participant during any calendar year in a manner which would entitle the Participant to purchase more than $100,000 in Fair Market Value (determined at the time the Incentive Stock Options were granted) of Common Stock in that year. Any Options granted to an employee in excess of such amount will be granted as non-qualified Options.

        6.10    Stock Awards.

          6.10.1    Rights as a Shareholder.    Subject to any restrictions applicable to the Award, the Participant holding Restricted Stock, whether vested or unvested, shall be entitled to enjoy all shareholder rights with respect to such Restricted Stock, including the right to vote the shares; provided, however, that any dividends payable on Restricted Stock shall be subject to the same restrictions as such Restricted Stock. Participants shall have no voting or other shareholder rights with respect to shares underlying Restricted Stock Units unless and until such shares are issued upon settlement of the Award. Notwithstanding the preceding sentence, an Award of Restricted Stock Units may provide that the applicable Participant shall be entitled to receive dividends paid with respect to the shares underlying the Award; provided, however, that any dividends so payable shall be subject to the same restrictions as such Restricted Stock Units.

          6.10.2    Stock Certificates; Legends.    Certificates representing shares of Restricted Stock shall bear an appropriate legend referring to the restrictions to which they are subject, and any attempt to dispose of any such shares in contravention of such restrictions shall be null and void and without effect. The certificates representing shares of Restricted Stock may be held by the Company until the restrictions to which they are subject are satisfied.

          6.10.3    Minimum Vesting Periods.    Subject to Sections 6.6.1, 6.6.2, and 7.2, Stock Awards granted to Participants other than Eligible Directors shall not vest fully in less than two (2) years after the date of grant; provided, however, Stock Awards that vest upon the achievement of performance goals, and Stock Awards that are granted upon over-achievement of such performance goals, shall not vest fully in less than one (1) year after the date of grant.

        6.11    Performance Awards.

          6.11.1    Recipients of Performance Awards.    The Committee may grant Performance Awards to any Participant. Each Performance Award shall contain the Performance Goals for the Award, including the Performance Criteria, the target and maximum amounts payable, and such other terms and conditions of the Performance Award as the Committee in its discretion establishes. In the case of Performance Awards to any Participant whom the Committee determines is or may become a "covered employee" within the meaning of Section 162(m) of the Code during the Performance Period or before payment of the Performance Award, each such Performance Award may, in the Committee's sole discretion, be granted and administered to comply with the requirements of Section 162(m) of the Code. Each such Performance Award to a covered employee shall be confirmed by, and be subject to, a Performance Award agreement.

          6.11.2    Establishment of Performance Goals.    The Committee shall establish the Performance Goals for Performance Awards. The Committee shall determine the extent to which any Performance Criteria shall be used and weighted in determining Performance Awards. The Committee may increase, but not decrease, any Performance Goal during a Performance Period for any "covered employee" within the meaning of Section 162(m) of the Code. The Performance Goals for any Performance Award for any such "covered employee" shall be made not later than 90 days after the start of the Performance Period to which the Performance Award relates and (for Performance Periods shorter than one year) prior to the completion of 25 percent (25%) of such period.

          6.11.3    No Discretion to Increase Performance Awards.    The Committee shall establish for each Performance Award the amount of Common Stock payable at specified levels of performance,

  based on the Performance Goal for each Performance Criteria. The Committee shall make all determinations regarding the achievement of any Performance Goals. The Committee may not increase the Common Stock that would otherwise be payable upon achievement of the Performance Goal or Goals, but may reduce or eliminate the payments, except as provided in the terms of the Performance Award.

          6.11.4    Certification of Achievement of Performance Goals.    The actual payments of Common Stock to a Participant under a Performance Award will be calculated by applying the achievement of Performance Criteria to the Performance Goal. In the case of any Performance Award to a "covered employee" within the meaning of Section 162(m) of the Code, the Committee shall make all calculation of actual payments of Common Stock and shall certify in writing prior to the payment of the Performance Award the extent, if any, to which the Performance Goals have been met; provided, however, that the Committee shall not be required to certify the extent to which the Performance Goals have been met if the payments under the Performance Award are attributable solely to the increase in the price of the Common Stock.

          6.11.5    Timing of Payment of Performance Awards.    Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The Committee may permit the Participants to elect to defer, or the Committee may require the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

        6.12    Authority of the Committee.    Subject to the provisions of Section 9, the Committee shall have the authority, either generally or in any particular instance, to waive compliance by a Participant with any obligation to be performed by him or her under an Award and to waive any condition or provision of an Award, except that the Committee may not (a) increase the total number of shares covered by any Incentive Stock Option (except in accordance with Section 7), (b) reduce the exercise price per share of any Incentive Stock Option (except in accordance with Section 7) or (c) extend the term of any Incentive Stock Option to more than ten years. Any such waiver by the Committee in any particular instance shall not be construed as a bar, waiver or other limit of any other right with respect to any other instance.

        6.13    Listing of Common Stock, Withholding and Other Legal Requirements.    The Company shall not be obligated to deliver any Common Stock until all federal, state and international laws and regulations which the Company may deem applicable have been complied with, nor, in the event the outstanding Common Stock is at the time listed upon any stock exchange, until the stock to be delivered has been listed or authorized to be added to the list upon official notice of issuance to such exchange. In addition, if the shares of Common Stock subject to any Award have not been registered in accordance with the Securities Act of 1933, as amended, the Company may require the person or persons who wishes or wish to exercise such Award to make such representation or agreement with respect to the sale of Common Stock acquired on exercise of the Award as will be sufficient, in the opinion of the Company's counsel, to avoid violation of said Act, and may also require that the certificates evidencing said Common Stock bear an appropriate restrictive legend.

7.     Effect of Certain Transactions.

        7.1    Changes to Common Stock.    In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock that becomes effective after the adoption of the Plan by the Board of Directors, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock for which Awards may thereafter be granted hereunder, (ii) the number and kind of shares of stock remaining subject to each Award outstanding at the time of such change and (iii) the exercise price of each Award, if applicable. The Committee's determination shall be binding on all persons concerned. References in the Plan to shares of Common Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.1.

        7.2    Merger or Consolidation.    Subject to any required action by the shareholders, if the Company shall be the surviving corporation in any merger or consolidation (other than a merger or consolidation in which the Company survives but in which a majority of its outstanding shares are converted into securities of another corporation or are exchanged for other consideration), any Award granted hereunder shall pertain and apply to the securities which a holder of the number of shares of stock of the Company then subject to the Award is entitled to receive, but a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation or in which a majority of its outstanding shares are so converted or exchanged shall cause every Award hereunder to terminate; provided that if any such dissolution, liquidation, merger or consolidation is contemplated, the Company shall either (a) arrange for any corporation succeeding to the business and assets of the Company to issue to the Participants replacement Awards (which, in the case of Incentive Stock Options, satisfy, in the determination of the Committee, the requirements of Section 424 of the Code) on such corporation's stock which will to the extent possible preserve the value of the outstanding Awards or (b) shall, contingent upon the consummation of such transaction, make the outstanding Awards fully exercisable or cause all of the applicable restrictions to which outstanding Stock Awards are subject to lapse, in each case, on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Committee, following the exercise of the Award or the issuance of shares of Common Stock, as the case may be, to participate as a shareholder in any such dissolution, liquidation, merger or consolidation and the Award will terminate upon consummation of any such transaction. The existence of the Plan shall not prevent any such change or other transaction and no Participant hereunder shall have any right except as expressly set forth herein. Notwithstanding the foregoing provisions of this Section 7.2, Awards subject to and intended to satisfy the requirements of Section 409A of the Code shall be construed and administered consistent with such intent.

8.     Rights to a Service Relationship.

        Neither the adoption of the Plan nor any grant of Awards confers upon any employee, consultant or advisor of the Company or a Subsidiary, or any member of the Board of Directors, any right to the continuation of a Service Relationship with the Company or a Subsidiary, as the case may be, nor does it interfere in any way with the right of the Company or a Subsidiary to terminate the Service Relationship of any of those persons at any time.

9.     Discontinuance, Cancellation, Amendment and Termination.

        The Committee or the Board of Directors may at any time discontinue granting Awards under the Plan and, with the consent of the Participant, may at any time cancel an existing Award in whole or in part and grant another Award to the Participant for such number of shares as the Committee or the Board of Directors specifies. The Committee or the Board of Directors may at any time or times amend the Plan for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law or may at any time terminate the Plan as to any further grants of Awards; provided, however, that no such amendment shall without the approval of the shareholders of the Company (a) materially amend the Plan, (b) increase the Authorized Shares available under the Plan, (c) change the group of persons eligible to receive Awards under the Plan, (d) reprice any outstanding Options or Stock Appreciation Rights or reduce the price at which Options or Stock Appreciation Rights may be granted (including any tandem cancellation and regrant or any other amendment or action that would have substantially the same effect as reducing the exercise price of outstanding Options or Stock Appreciation Rights), (e) extend the time within which Awards may be granted, (f) alter the Plan in such a way that Incentive Stock Options granted or to be granted hereunder would not be considered incentive stock options under

Section 422 of the Code, or (g) amend the provisions of this Section 9, and no such amendment shall adversely affect the rights of any Participant (without his consent) under any Award previously granted.

10.   Effective Date and Term.

        The Plan initially became effective upon its approval by the shareholders of the Company at the Annual Meeting on May 7, 2003. This amended and restated Plan shall take effect upon its approval by the shareholders of the Company at the Annual Meeting on May 4, 2011 (the "Amended and Restated Plan Effective Date"), and, unless the Plan is sooner terminated by the Board of Directors or the Committee, will remain in effect until the tenth anniversary of the Amended and Restated Plan Effective Date (the "Termination Date"). After the Termination Date, no Awards will be granted under the Plan, provided that Awards granted prior to the Termination Date may extend beyond that date. Any amendment and/or restatement of the Plan made subsequent to the Amended and Restated Plan Effective Date shall become effective on the date of its adoption by the Committee or the Board of Directors, unless the Committee or the Board of Directors provide for such amendment or restatement to be effective as of a different date.

11.   Liability of the Company.

        By accepting any benefits under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated acceptance and ratification to, and consented to, any action taken or made under the Plan by the Company, including, without limitation, the Board of Directors and the Committee. No Participant or any person claiming under or through a Participant shall have any right or interest, whether vested or otherwise, in the Plan or any Award hereunder, contingent or otherwise, unless and until such Participant shall have complied with all of the terms, conditions and provisions of the Plan and any Award agreement related thereto. Neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, employees or agents shall be liable to any Participant or any other person (a) if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Option granted hereunder does not qualify for tax treatment as an "incentive stock option" under Section 422 of the Code or (b) by reason of any acceleration of income, or any additional tax, asserted by reason of the failure of an Award to satisfy the requirements of Section 409A of the Code or by reason of Section 4999 of the Code.

12.   Unfunded Plan.

        Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards, any such accounts will be used merely as an administrative convenience. Except for the holding of Restricted Stock in escrow, the Company shall not be required to segregate any assets that may at any time be represented by Awards, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board of Directors or the Committee be deemed to be a trustee of Common Stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.

13.   Jurisdiction and Governing Law.

        The parties submit to the exclusive jurisdiction and venue of the federal or state courts of The Commonwealth of Massachusetts to resolve issues that may arise out of or relate to the Plan or the same subject matter. The Plan shall be governed by the laws of The Commonwealth of Massachusetts, excluding its conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

14.   Foreign Jurisdictions.

        To the extent that the Committee determines that the material terms set by the Committee or imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those terms and provide for such additional terms and conditions as the Committee determines to be necessary, appropriate or desirable to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The Committee may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary, appropriate or desirable, without thereby affecting the terms of the Plan as in effect for any other purpose. The special terms and any appendices, supplements, amendments, restatements or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the shareholders. The Committee shall also have the authority and discretion to delegate the foregoing powers to appropriate officers of the Company.

 Exhibit B

Proposed Amendment to Bylaws of EMC Corporation to Reduce the
Percentage of Shares Required for Shareholders to Call a Special Meeting of Shareholders

Section 2.2 of the Amended and Restated Bylaws of the Corporation shall be replaced in its entirety with the following:

        2.2.    Special Meetings.    Except as provided in the articles of organization with respect to the ability of holders of preferred stock to call a special meeting in certain circumstances, special meetings of the shareholders may be called by the president at the direction of the chairman of the board or by a majority of the directors, and shall be called by the secretary, or in case of the death, absence, incapacity or refusal of the secretary, by any other officer, upon the written request of shareholders who hold in the aggregate at least twenty five percent (25%) of all the votes entitled to be cast on any issue to be considered at the proposed special meeting. Such request shall state the purpose or purposes of the proposed meeting. A shareholder request for a special meeting shall be directed to the secretary and shall be signed and dated by each shareholder, or duly authorized agent of such shareholder, requesting the special meeting and shall be accompanied by the information required by Sections 2.4 or 3.2 of these bylaws, as applicable, as to any business proposed to be conducted and any nominations proposed to be presented at such special meeting and as to the shareholder(s) requesting the special meeting. A special meeting requested by shareholders shall be held on such date and at such time and place as shall be determined by the board of directors; provided, however, that the date of any such special meeting shall be not more than ninety (90) days after the request to call the special meeting is received by the secretary. Notwithstanding the foregoing, a special meeting requested by shareholders shall not be held if (a) the stated business to be brought before the special meeting is not a proper subject for shareholder action under applicable law, (b) the Board of Directors has called or calls for an annual meeting of shareholders to be held within ninety (90) days after the secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such annual meeting includes (among any other matters properly brought before the annual meeting) the business specified in the shareholders' request, or (c) an annual or special meeting that included the business specified in the request (as determined in good faith by the Board of Directors) was held not more than ninety (90) days before the request to call the special meeting was received by the secretary.

        A shareholder may revoke a request for a special meeting at any time by written revocation delivered to the secretary, and if, following such revocation there are un-revoked requests from shareholders holding in the aggregate less than the requisite number of shares entitling the shareholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting. If none of the shareholders who submitted the request for a special meeting appears or sends a qualified representative to present the nominations proposed to be presented or other business proposed to be conducted at the special meeting, the Corporation need not present such nominations or other business for a vote at such meeting. Business transacted at all special meetings shall be confined to the matters stated in the notice of special meeting. Business transacted at a special meeting requested by shareholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the shareholders at any special meeting requested by shareholders. The Chair of a special meeting shall determine all matters relating to the conduct of the meeting, including, but not limited to, determining whether any nomination or other item of business has been properly brought before the meeting in accordance with these bylaws, and if the Chair should so determine and declare that any nomination or other item of business has not been properly brought before the special meeting, then such business shall not be transacted at such meeting.

        As used in these bylaws, the expression "business day" means a day other than a day which, at a particular place, is a public holiday or a day other than a day on which banking institutions at such place are allowed or required, by law or otherwise, to remain closed.

B-1

 Exhibit C

Categorical Standards of Independence

In order for a Director to qualify as "independent", the Board of Directors of EMC Corporation shall affirmatively determine that the Director does not have any material relationship with EMC (directly or as a partner, stockholder or officer of an organization that has a relationship with EMC). This determination shall be disclosed in EMC's proxy statement for each annual meeting of EMC. In this regard, the Board shall broadly consider all relevant facts and circumstances and has adopted the following categorical standards to assist it in making determinations of independence. In order to be considered independent:

1.
The Director must be independent pursuant to the corporate governance listing requirements of the New York Stock Exchange, as in effect from time to time.

2.
Furthermore, a Director should meet the following additional standards:

(a)
If a Director or any immediate family member is an executive officer, general partner or significant equity holder (in excess of 10%) of another company that makes payments to, or receives payments from, EMC for property or services, the amount of such payments, during the last fiscal year, does not exceed the greater of $1 million or 2% of the other company's consolidated gross revenues;

(b)
If a Director or any immediate family member is an executive officer, general partner or significant equity holder (in excess of 10%) of another company which is indebted to EMC, or to which EMC is indebted, the total amount of either company's indebtedness to the other during the last fiscal year does not exceed 1% of the total consolidated assets of the other company; and

(c)
If a Director is an executive officer of any tax exempt organization, EMC's contributions to the organization during the last fiscal year do not exceed the greater of $1 million or 2% of such charitable organization's consolidated gross receipts.

An "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home.

The Board may determine that a Director who has, or whose immediate family member has, a relationship that does not meet the standards set forth in paragraph 2 is nonetheless independent. Any such determination and the basis for it will be disclosed in EMC's next proxy statement.

C-1

Exhibit D

Reconciliation of GAAP to Non-GAAP

        Net income was calculated on a non-GAAP basis. The impact of restructuring and acquisition-related charges, stock-based compensation expense, intangible asset amortization and a special income tax charge for 2010 were excluded for purposes of calculating non-GAAP net income.

Reconciliation of Net Income to Non-GAAP Net Income For the year ended December 31, 2010 (in thousands)
Net Income	$1,899,995
Restructuring and acquisition-related charges	72,018
Stock-based compensation expense	472,663
Intangible asset amortization	187,329
Special income tax charge	83,331

Non-GAAP Net Income	$2,715,336

Reconciliation of EMC's Non-GAAP Compound Annual Growth Rate ("CAGR") (in thousands)
	2004	2010	CAGR
Net Income	$871,189	$1,899,995	13.9%
Restructuring and acquisition-related charges	44,467	72,018
Stock-based compensation expense	40,345	472,663
Intangible asset amortization	73,846	187,329
Special income tax charge	—	83,331

Non-GAAP Net Income	$1,029,847	$2,715,336	17.5%

        EPS was calculated on a non-GAAP basis. The impact of restructuring and acquisition-related charges, stock-based compensation expense, intangible asset amortization and a special income tax charge for 2010 were excluded for purposes of calculating achievement of the non-GAAP EPS target.

Reconciliation of Earnings Per Share to Non-GAAP Earnings Per Share For the year ended December 31, 2010 (Per Weighted Average Share, Diluted)
Consolidated EPS	$0.880
Restructuring and acquisition-related charges	0.034
Stock-based compensation expense	0.220
Intangible asset amortization	0.087
Special income tax charge	0.039

Non-GAAP EPS	$1.260

D-1

        Free cash flow per share was calculated on a non-GAAP basis. Free cash flow per share is defined as net cash provided by operating activities less additions to property, plant and equipment and capitalized software development costs divided by the weighted average number of diluted shares outstanding during 2010.

Reconciliation of Cash Flow From Operations to Free Cash Flow Per Share For the year ended December 31, 2010 (in thousands)
Cash flow from operations	$4,548,843
Property, plant and equipment	(745,412)
Capitalized software development costs	(362,956)

Free cash flow	$3,440,475

Average diluted shares outstanding	2,147,931

Free cash flow per share	$1.602

        Information Storage Cash EBIT was calculated on a non-GAAP basis. Cash EBIT is defined as operating income of our Information Storage division excluding restructuring, stock-based compensation, intangible asset amortization and the net impact of capitalized software development costs and related amortization.

Reconciliation of Information Storage Operating Income to Cash EBIT For the year ended December 31, 2010 (in billions)
Information Storage operating income	$3.019
Restructuring	0.075
Stock-based compensation	0.085
Intangible asset amortization	0.111
Net impact of capitalized software development costs and related amortization	0.094

Cash EBIT	$3.383

  Note: May not add due to rounding

D-2

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date M30082-P08212-Z54909 EMC CORPORATION 176 SOUTH STREET HOPKINTON, MA 01748 For address changes and/or comments, please check this box and write them on the back where indicated. 2. Ratification of the selection by the Audit Committee of PricewaterhouseCoopers LLP as EMC's independent auditors for the fiscal year ending December 31, 2011, as described in EMC's Proxy Statement. 5. Advisory vote on executive compensation, as described in EMC's Proxy Statement. 4. Approval of an amendment to EMC's Bylaws to reduce the percentage of shares required for shareholders to call a special meeting of shareholders, as described in EMC's Proxy Statement. 3. Approval of the EMC Corporation Amended and Restated 2003 Stock Plan, as described in EMC's Proxy Statement. 1. Election of the eleven nominees listed below to the Board of Directors. The Board of Directors of EMC Corporation unanimously recommends a vote "FOR" all the nominees listed below, "FOR" items 2, 3, 4 and 5 and for "1 year" on item 6. For Against Abstain EMC CORPORATION 1 Year 2 Years 3 Years Abstain 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 6. Advisory vote on the frequency of future advisory votes on executive compensation, as described in EMC's Proxy Statement. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., E.D.T., the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by EMC Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., E.D.T., the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. 1a. Michael W. Brown 1c. Michael J. Cronin 1d. Gail Deegan 1e. James S. DiStasio 1f. John R. Egan 1g. Edmund F. Kelly 1h. Windle B. Priem 1b. Randolph L. Cowen 1i. Paul Sagan 1j. David N. Strohm 1k. Joseph M. Tucci Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For Against Abstain

Address Changes/Comments:      (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders: The Notice and Proxy Statement, Annual Report on Form 10-K and a Letter to Shareholders are available at www.proxyvote.com. M30083-P08212-Z54909 Annual Meeting of Shareholders May 4, 2011,10:00 a.m., E.D.T. This proxy is solicited on behalf of the Board of Directors The undersigned hereby appoints William J. Teuber, Jr. and Paul T. Dacier, and each of them, proxies with full power of substitution to each, to represent and to vote at the Annual Meeting of Shareholders of EMC Corporation, a Massachusetts corporation, to be held on May 4, 2011, at 10:00 a.m., E.D.T., at EMC's facility at 176 South Street, Hopkinton, Massachusetts, and at any adjournments or postponements thereof, all the shares of Common Stock, par value $.01 per share, of EMC that the undersigned would be entitled to vote if personally present. The undersigned instructs such proxies or their substitutes to act on the matters listed on the reverse side as specified by the undersigned, and to vote in such manner as such proxies or their substitutes may determine on any other matters that may properly come before the meeting. Continued and to be signed on reverse side THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4 AND 5 AND FOR "1 YEAR" ON PROPOSAL 6, EACH AS DESCRIBED IN EMC'S PROXY STATEMENT. A VOTE FOR THE ELECTION OF DIRECTORS INCLUDES DISCRETIONARY AUTHORITY TO VOTE FOR A SUBSTITUTE IF ANY NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.